Exhibit 10.22

Confidential Treatment Requested.  Confidential portions of this document have been redacted and have been separately filed with the Commission.

LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

by and between

Incyte Corporation

Experimental Station, Route 141 & Henry Clay Road

Wilmington, Delaware

and

Eli Lilly and Company

Lilly Corporate Center

Indianapolis, Indiana 46285

TABLE OF CONTENTS

ARTICLE I Definitions		1

ARTICLE II Licenses		13

2.1	Rights Granted by Incyte to Lilly	13
2.2	Sublicense Rights	13
2.3	Section 365(n) of The Bankruptcy Code	14
2.4	Field Expansion	14
2.5	Retained Rights	15
2.6	Non-Compete	15

ARTICLE III Governance		17

3.1	Joint Development Committee.	17
3.2	Subcommittees	18
3.3	Committee Meetings	18
3.4	Authority	18
3.5	Decisions.	18
3.6	Committee Membership.	19
3.7	Future Adjustments in Governance	19

ARTICLE IV Development; Regulatory Matters; Supply		20

4.1	Initial Transfer	20
4.2	Conduct of Development Activities	20
4.3	Development Reports	23
4.4	Licensed Product Co-Development Option	23
4.5	Regulatory Matters Related to Licensed Products	25
4.6	Manufacture and Supply	26

ARTICLE V Commercialization		26

5.1	Commercialization Diligence	26
5.2	Marketing Responsibilities For Licensed Products	28
5.3	Trademarks.	28
5.4	Co-Promotion.	28

ARTICLE VI Intellectual Property Ownership, Protection and Related Matters		30

6.1	Inventorship; Ownership	30
6.2	Prosecution and Maintenance of Patent Rights	30
6.3	Third Party Infringement	32
6.4	Patent Marking	33

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ARTICLE VII Financial Provisions		33

7.1	License Fee	33
7.2	Milestone Payments	33
7.3	Royalties	37
7.4	Royalty Reports; Payments	39
7.5	Financial Records	40
7.6	Audits	40
7.7	Tax Matters	40
7.8	Currency Exchange	40
7.9	Late Payments	41

ARTICLE VIII Term and Termination		41

8.1	Agreement Term	41
8.2	Termination.	41
8.3	Effects Of Termination	42

ARTICLE IX Indemnification; Limitation of Liability		45

9.1	By Lilly	45
9.2	By Incyte	45
9.3	Limitation of Liability	46

ARTICLE X Representations and Warranties and Covenants		46

10.1	Representation Of Authority; Consents	46
10.2	No Conflict	47
10.3	Additional Incyte Representations and Warranties	47
10.4	Disclaimer of Warranty	48
10.5	Standstill	48

ARTICLE XI Confidentiality		50

11.1	Confidential Information	50
11.2	Permitted Disclosure	50
11.3	Publicity; Attribution; Terms of this Agreement; Non-Use of Names	51
11.4	Publications	52
11.5	Term	53
11.6	Return of Confidential Information	53

ARTICLE XII Dispute Resolution		54

12.1	Dispute Resolution Process	54
12.2	Injunctive Relief	54

ARTICLE XIII Miscellaneous		54

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13.1	Governing Law	54
13.2	Consent to Jurisdiction	54
13.3	Assignment	55
13.4	Entire Agreement; Amendments	55
13.5	Notices	55
13.6	Force Majeure	56
13.7	Compliance With Laws	56
13.8	Use Of Names, Logos Or Symbols	57
13.9	Independent Contractors	57
13.10	Headings	57
13.11	No Implied Waivers; Rights Cumulative	57
13.12	Severability	57
13.13	Execution In Counterparts	57
13.14	No Third Party Beneficiaries	57
13.15	Performance by Affiliates	58
13.16	Exhibits	58

Exhibits

Exhibit A:  Incyte Patent Rights

Exhibit A-1: Genus Patent Rights

Exhibit A-2: Selection Patent Rights

Exhibit B:  Initial Information Transfer

Exhibit C:  Initial Development Plans

Exhibit D:  Initial Press Release

Exhibit E: Hematology Field and Oncology Field

Schedules

Schedule 1.43:  ***

Schedule 1.48:  Initial Licensed Back-Up Compounds

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LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

THIS LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (the “Agreement”) is entered into as of the 18th day of December, 2009 (“Effective Date”), by and between Incyte Corporation, a Delaware corporation having an office at Experimental Station, Route 141 & Henry Clay Road, Wilmington, Delaware (“Incyte”), and Eli Lilly and Company, an Indiana corporation having an office at Lilly Corporate Center, Indianapolis, Indiana 46285 (“Lilly”).

WHEREAS, Incyte and Lilly are each in the business of discovering, developing and commercializing pharmaceutical products;

WHEREAS, Incyte has discovered and commenced Development of the Licensed Compounds (as defined below);

WHEREAS, Incyte has agreed to grant to Lilly a license to develop and commercialize the Licensed Compounds;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

When used in this Agreement, each of the following terms shall have the meanings set forth in this ARTICLE I:

1.1           “Accounting Standards” with respect to a Party means that such Party shall maintain records and books of accounts in accordance with (a) US GAAP (United States Generally Accepted Accounting Principles) or (b) to the extent applicable, IFRS (International Financial Reporting Standards).

1.2           “Affiliate” means any Person that, directly or indirectly, controls, is controlled by or is under common control with a Party.  For the purposes of this Section 1.2, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct the management and policies of such entity, whether by the ownership of *** of the Voting Stock of such entity, by contract or otherwise. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than ***, and that in such case such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entity.

1.3           “Annual Net Sales” means aggregate Net Sales of a Licensed Product by Lilly or its Affiliates or sublicensees in any Calendar Year, or in the first and last years of the term of this Agreement, the portion of such Calendar Year during which this Agreement is in effect.

1.4           “Business Day” means a day other than a Saturday or Sunday or Federal holiday in Wilmington, Delaware or Indianapolis, Indiana.

1.5           “Calendar Quarter” means a calendar quarter ending on the last day of March, June, September or December.

1.6           “Calendar Year” means a period of time commencing on January 1 and ending on the following December 31.

1.7           “Clinical Trial” means a Phase I Study, a Phase II Study, a Phase IIb Study, a Phase III Study, a Phase IV Study or a combination of two (2) of any of the foregoing studies.

1.8           “Commercialization” or “Commercialize” means any activities directed to obtaining pricing and/or reimbursement approvals, marketing, promoting, distributing, importing, offering to sell, and/or selling a product (including establishing the price for such product).

1.9           “Commercially Reasonable Efforts” of a Party means, with respect to an objective, the reasonable, diligent, good faith efforts of a Party, (including the efforts of its Affiliates, and sublicensees) of the type to accomplish such objective as a similarly situated (with respect to size, stage of development, and assets) biotechnology or pharmaceutical company, as the case may be, would normally use to accomplish a similar objective under similar circumstances, it being understood and agreed that, with respect to efforts to be expended in relation to a product (including implementation of Development and Commercialization strategies to support the pursuit of multiple Indications in accordance with Exhibit C), such efforts shall be substantially equivalent to those efforts and resources that a similarly situated biotechnology or pharmaceutical company, as the case may be, would typically devote to its own internally discovered compound or product, which compound or product is at a similar stage in its Development or product life and is of similar market and economic potential as products expected to result from the Licensed Compounds at a similar stage in their Development or product life, taking into account the risks of development, the commercial potential for the Product, its proprietary position and other relevant factors.

1.10         “Confidential Information” means (a) all confidential or proprietary information relating to Licensed Compounds, and (b) all other confidential or proprietary documents, technology, Know-How or other information (whether or not patentable) actually disclosed by one Party to the other pursuant to this Agreement or the Prior Confidentiality Agreement.

1.11         “Control” or “Controlled” means, with respect to any (a) material, document, item of information, method, data or other Know-How or (b) Patent Rights or other Intellectual Property Rights, the possession by a Party or its Affiliates (whether by ownership or license (other than by a license granted under this Agreement)), of the ability to grant to the other Party access, a license and/or a sublicense as provided herein without requiring the consent of a Third Party or violating the terms of any agreement or other arrangement with any Third Party, in each

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case as of the Effective Date, or if any of the same are acquired or created after the Effective Date, at the date it is acquired or created by the relevant Party or its Affiliate.

1.12         “Cover”, “Covering” or “Covered” with respect to a product, technology, process or method, means that, but for a license granted to a Person under a Valid Claim included in the Patent Rights under which such license is granted, the Development, manufacture, Commercialization and/or other use of such product or the practice of such technology, process or method, by such Person would infringe such Valid Claim (or, in the case of a Valid Claim that has not yet issued, would infringe such Valid Claim if it were to issue).

1.13         “CPI” means the Consumer Price Index — Urban Wage Earners and Clerical Workers, U.S. City Average, All Items, 1982-84 = 100, published by the United States Department of Labor, Bureau of Statistics (or its successor equivalent index).

1.14         “Detail” means face-to-face discussions or other direct communication (e.g. edetailing) with physicians and other health care practitioners who are permitted under applicable Laws to prescribe a Licensed Product for the purpose of promoting a Licensed Product to such physicians or practitioners.

1.15         “Development” or “Develop” means, with respect to a compound, preclinical and clinical drug development activities, including, among other things:  the conduct of Clinical Trials, test method development and stability testing, toxicology, formulation and delivery system development, process development, pre-clinical and clinical drug substance and clinical drug product supply, manufacturing scale-up, development-stage manufacturing, quality assurance/quality control procedure development and performance with respect to clinical materials, statistical analysis and report writing and clinical studies, regulatory affairs, and all other pre-Regulatory Approval activities.  When used as a verb, “Develop” means to engage in Development.

1.16         “Development Costs” means the costs and expenses incurred by or on behalf of a Party attributable to, or reasonably allocable to, the Development of Licensed Products and that are materially consistent, as applicable, with the Development Plan and Development Budget.  Development Costs shall not include ***.  “Development Costs” shall include (a) the costs of Clinical Trials, the preparation, collation and/or validation of data from such Clinical Trials and the preparation of medical writing and publishing; (b) the FTE costs of the relevant Party or its Affiliates; (c) all Out-of-Pocket Costs incurred by the Parties or their Affiliates, including payments made to Third Parties with respect to any of the foregoing (except to the extent that such costs have been included in FTE costs); (d) Out-of-Pocket Costs incurred by or on behalf of a Party in connection with the preparation and filing of regulatory submissions for Licensed Product and obtaining of Regulatory Approvals; and (e) the cost of contract research organizations (CROs) and clinical supply, including: (i) costs, packaging and distribution of Licensed Products used in Clinical Trials; (ii) expenses incurred to purchase and/or package comparator drugs; and (iii) costs and expenses of disposal of clinical samples.

1.17         “EMEA” means the European Medicines Agency, or a successor agency thereto.

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1.18         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.19         “Excluded Field” means any and all Indications in humans and animals in the Hematology Field and the Oncology Field.

1.20         “Executive Officers” means the Chief Executive Officer of Incyte (or a senior executive officer of Incyte designated by Incyte’s Chief Executive Officer) and the Vice President Autoimmune Product Development of Lilly (or a senior executive officer of Lilly or its Affiliate as designated by the Vice President Autoimmune Product Development of Lilly).

1.21         “FDA” means the United States Food and Drug Administration, or a successor agency thereto.

1.22         “Field” means the treatment, control, management, mitigation, prevention or cure of any and all Inflammatory Disease Indications in humans and animals in any formulation or dosage form, process or delivery method, but not including the Topical Field.

1.23         “First Commercial Sale” means, with respect to a Licensed Product, the first sale of commercially relevant quantities of such Licensed Product intended for use by a patient, to a Third Party by, as applicable, Lilly or its Affiliates or sublicensees in a country following applicable Regulatory Approval (other than applicable governmental price and reimbursement approvals) of such Licensed Product in such country.  For the avoidance of doubt, sales or transfers of Licensed Product for Clinical Trial or other Development purposes, or for compassionate or similar use, shall not be considered a First Commercial Sale.

1.24         “Force Majeure Event” means an event, act, occurrence, condition or state of facts, in each case outside the reasonable control of a Party, including acts of God; acts of any government; any rules, regulations or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; terrorism and invasion, that interfere with the normal business operations of such Party.

1.25         “FTE” means a full-time equivalent person year (consisting of a total of *** hours per year) of scientific or technical work undertaken by a Party’s or its Affiliates’ employees, or a Third Party licensee/sublicensee to the extent (a) mutually agreed by the Parties and (b)  permitted and in accordance with the terms and conditions of this Agreement.

1.26         “FTE Rate” means the rate per FTE (which may be prorated on a daily basis as necessary) of *** and ***, with respect to Development and manufacturing activities conducted pursuant to this Agreement, subject to annual adjustment by the rate of the Employment Cost Index for total compensation for the “management, professional and related” occupational group, as published by the United States Department of Labor, Bureau of Labor Statistics (or any similar index agreed upon by the Parties if such index ceases to be compiled and published).

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1.27         “Generic Competition” means, with respect to a Licensed Product in any country in a given Calendar Year, if, during such Calendar Year one or more Generic Products shall be commercially available in such country and such Generic Products shall in the aggregate have a market share of *** of the aggregate market share of such Licensed Product and Generic Products (based on data provided by IMS International or, if such data is not available, such other reliable data source as agreed by the Parties (such agreement not to be unreasonably withheld)) as measured by unit sales in such country.

1.28         “Generic Product” means any pharmaceutical product that (a) contains a Licensed Compound; (b) is sold by a Third Party that is not a licensee or sublicensee of Lilly or its Affiliates, under a marketing authorization granted by a Regulatory Authority to such Third Party; ***.

1.29         “Hematology Field” means the treatment, control, mitigation, prevention, cure, or diagnosis of all hematologic Indications as defined in subsections 280 — 289 (Diseases of the blood and blood-forming organs) of the International Classification of Diseases, Ninth Revision, Clinical Modification (ICD-9-CM), as set forth in Exhibit E.

1.30         “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (15 U.S.C. §18a), and the rules and regulations promulgated thereunder.

1.31         “Incyte IP” means Incyte Know-How and Incyte Patent Rights.

1.32         “Incyte Know-How” means all Know-How that (a) is Controlled by Incyte or any of its Affiliates as of the Effective Date or during the Term; and (b) is necessary or useful to Develop, manufacture or Commercialize any Licensed Compounds or Licensed Products.

1.33         “Incyte Patent Rights” means all Patent Rights that (a) are Controlled by Incyte or any of its Affiliates as of the Effective Date or during the Term; and (b) (i) Covers a Licensed Compound or Licensed Product, a composition containing Licensed Compound, a formulation containing a Licensed Product or (ii) are otherwise necessary to Develop, manufacture or Commercialize any Licensed Compounds or Licensed Products.  The Incyte Patent Rights that exist as of the Effective Date are set forth in Exhibit A (A-1 and A-2).

1.34         “IND” means an Investigational New Drug Application filed with the FDA under 21 C.F.R. Part 312 or similar non-United States application or submission in any country or group of countries for permission to conduct human clinical investigations.

1.35         “Indication” means any disease, condition or syndrome.

1.36         “Inflammatory Disease” means any inflammatory disease, including the following Indications: rheumatoid arthritis (and other arthritides including juvenile RA, ankylosing spondylitis, sero-negative spondyloarthropathies and psoriatic arthritis), inflammatory bowel disease (ulcerative colitis and Crohn’s Disease), asthma, chronic obstructive pulmonary disease, multiple sclerosis, systemic lupus erythmatosus and psoriasis.  Notwithstanding the foregoing, Inflammatory Disease specifically excludes any Indication included in the Excluded Field.

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1.37         “Intellectual Property Rights” means Patent Rights, trade secrets, copyrights and other forms of proprietary or industrial rights pertaining to inventions, Know-How, original works, and other forms of intellectual property.

1.38         “Inventions” means all patentable inventions, discoveries, improvements and other technology and any Patent Rights based thereon, that are discovered, made or conceived during and in connection with the research, Development, manufacture and Commercialization of Licensed Compounds or Licensed Products.

1.39         “JAK” means human Jak Tyrosine Kinase.

1.40         “JAK1” means Jak1 Tyrosine Kinase.

1.41         “JAK2” means Jak2 Tyrosine Kinase.

1.42         “JAK Excluded Compound” means ***.

1.43         “JAK2 Inhibitor Compound” means *** in Schedule 1.43.

1.44         “Know-How” means any information, ideas, data, inventions, works of authorship, trade secrets, technology, or materials, including formulations, molecules, assays, reagents, compounds, compositions, human or animal tissue, samples or specimens, and combinations or components thereof, whether or not proprietary or patentable, or public or confidential, and whether stored or transmitted in oral, documentary, electronic or other form, including all Regulatory Documentation, but excluding any such information or materials publicly disclosed in Patent Rights.

1.45         “Law” means any law, statute, rule, regulation, ordinance or other pronouncement having the effect of law, of any federal, national, multinational, state, provincial, county, city or other political subdivision, including (a) good clinical practices and adverse event reporting requirements, guidance from the International Conference on Harmonization or other generally accepted conventions, and all other rules, regulations and requirements of the FDA and other applicable Regulatory Authorities; (b) the Foreign Corrupt Practices Act of 1977, as amended, or any comparable laws in any country; and (c) all export control laws.

1.46         “Lead Compound” means (a) the Initial Lead Compound or (b) the first Licensed Back-Up Compound to achieve initiation of a Phase IIb Study (the “Follow-On Lead Compound”).

1.47         “Licensed Back-Up Compounds” means all Licensed Compounds other than the Initial Lead Compound.

1.48         “Licensed Compounds” means (a) the compound known as INCB28050 (the chemical structure of which has been previously disclosed to Lilly) (the “Initial Lead

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Compound”); (b) the back-up compounds set forth on Schedule 1.48 (the chemical structures of which have previously been disclosed to Lilly) (each an “Initial Licensed Back-Up Compounds”); (c) all other JAK2 Inhibitor Compounds (other than JAK Excluded Compounds) Covered ***, within the Selection Patent Rights that exist as of the Effective Date; (d) all salts, prodrugs, esters, metabolites, solvates, stereoisomers and polymorphs of the foregoing; and (e) all derivatives of the foregoing containing one or more atoms substituted with a radio isotope (including derivatives containing deuterium).

1.49         “Licensed Product” means a product or product candidate that contains one or more Licensed Compounds in any formulation as the active ingredient, including all dosages of such Licensed Compounds and all processes and delivery systems that incorporate such Licensed Compounds, but not including the Topical Field.

1.50         “Major EU Countries” means ***.

1.51         “Major Market Country” means ***.

1.52         “Marketing and Sales Support” means any direct support (internal or external, but excluding any allocation of general, corporate or administrative overhead) relating to the sale, promotion and marketing of Licensed Products, including: (a) Detailing or such other contact  regarding Licensed Products; (b) sample drops and any activities performed by medical information scientists, market development specialists, managed care account directors and other personnel; (c), market research, marketing communications, managed care, sales meetings, sales force training, product hotlines, reimbursement support, contracting, pricing, and telemarketing services; (d) advertising through any means, including television and radio advertisements, advertisements appearing in journals, newspapers, magazines or other media, packaging design, visual aids and other selling materials, hospital formulary committee presentations and presentations to state and other governmental formulary committees; and (e) any public relations activity relating to a Licensed Product.

1.53         “MHLW” means the Japanese Ministry of Health, Labor and Welfare, or a successor agency thereto.

1.54         “NDA” means (a) (i) a New Drug Application submitted to the FDA, or any successor application or procedure, as more fully defined in 21 C.F.R. § 314.50 et. seq.; or (ii) any non-United States counterpart of such a New Drug Application; and (b) all supplements and amendments, including supplemental New Drug Applications (and any non-United States counterparts) that may be filed with respect to the foregoing.

1.55         “Net Sales” means, with respect to any Licensed Product, the gross amount invoiced by Lilly or its Affiliates, or sublicensees on sales or other dispositions of Licensed Product to Third Parties, or otherwise directly or indirectly paid to or earned by Lilly or its Affiliates or sublicensees with respect to the sale of Licensed Product, less the following:

(a)           trade, cash and/or quantity discounts not already reflected in the amount invoiced, to the extent related to the gross amount invoiced;

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(b)           allowances and adjustments credited or payable, including credit for spoiled, damaged, outdated, recalled and returned Licensed Product, to the extent related to the gross amount invoiced and substantiated by reasonable documentation;

(c)           freight, insurance and other transportation charges incurred in shipping a Product to Third Parties, to the extent identified as such in the invoice to the Third Party, to the extent included in the gross amount invoiced;

(d)           amounts repaid or credited by reason of rejections, defects, recalls or returns or because of chargebacks, refunds, rebates (including wholesaler inventory management fees, retroactive price reductions, commissions, discounts or billing errors, and any other allowances which effectively reduce the net selling price);

(e)           all tariffs, duties, excises, sales taxes, or other taxes (including VAT) and custom duties imposed on Licensed Products, in each case to the extent invoiced to customers or otherwise included within gross amounts invoiced;

(f)            allowance for distribution expenses; and

(g)           other similar and customary deductions which are in accordance with US GAAP.

Net Sales will not include sales between or among Lilly and its Affiliates and/or sublicensees; provided, however, that any resale to Third Parties shall be included in Net Sales.

Net Sales shall be calculated in accordance with Lilly’s standard internal policies and procedures, which must be in accordance with Accounting Standards.  In the case of any sale or other disposal for value, such as barter or counter-trade, of Licensed Product, or part thereof, other than in an arm’s length transaction exclusively for cash, Net Sales shall be calculated as above on the value of the non-cash consideration received or the fair market price (if higher) of the Licensed Product in the country of sale or disposal, as determined in accordance with Accounting Standards. Donated product will be excluded from Net Sales.

In the event the Licensed Product is sold in a finished dosage form containing the Licensed Product in combination with one or more other active ingredients (a “Combination Product”), the Net Sales of the Licensed Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales (as defined above in this Section) of the Combination Product by the fraction, A/(A+B) where A is the weighted (by sales volume) average sale price in a particular country of the Licensed Product in the prior Calendar Year when sold separately in finished form and B is the weighted average sale price in that country in the prior Calendar Year of the other product(s) sold separately in finished form.

In the event that the weighted average sale price of the Licensed Product can be determined but the weighted average sale price of the other product(s) cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination Product by the fraction A / C where A is the weighted average sale price of the Licensed Product when sold separately in finished form and C is the weighted average sale price of the Combination Product.

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In the event that the weighted average sale price of the other product(s) can be determined but the weighted average sale price of the Licensed Product cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination Product by the following formula:  one (1) minus B / C where B is the weighted average sale price of the other product(s) when sold separately in finished form and C is the weighted average sale price of the Combination Product.

In the event that such average sale price cannot be determined for both the Licensed Product and the other product(s) in combination, Net Sales for purposes of determining royalty payments shall be agreed by the Parties based on the relative value contributed by each component, such agreement shall not be unreasonably withheld.

In the initial Calendar Year, a forecasted weighted average sale price will be used for the Licensed Product, other product(s), or Combination Product. Any over or under payment due to a difference between forecasted and actual weighted average sale prices will be paid or credited in the first royalty payment of the following Calendar Year.

1.56         “Oncology Field” means the treatment, control, mitigation, prevention, cure, or diagnosis of any oncology Indications as defined in subsections 140 — 239 (Neoplasms) of the International Classification of Diseases, Ninth Revision, Clinical Modification (ICD-9-CM) as set forth in Exhibit E, including all hematologic malignancies, solid tumors and myeloproliferative diseases (including Myelofibrosis, Polycythemia Vera and Essential Thrombocythemia) as listed in ICD-9-CM.

1.57         “Out-of-Pocket Costs” means, with respect to certain activities hereunder, direct expenses paid or payable by either Party or its Affiliates to Third Parties (other than employees of such Party or its Affiliates) that are specifically identifiable and incurred to conduct such activities for Licensed Products and have been recorded in accordance with Accounting Standards.

1.58         “Party” means Lilly or Incyte.  “Parties” means Lilly and Incyte.

1.59         “Patent Rights” means all patents and patent applications in any country in the world, including any continuations, continuations-in-part, divisions, provisionals or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal, term adjustment, restoration, or extension (including any supplemental protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all non-United States counterparts of any of the foregoing.

1.60         “Patent Term Extension” means any patent term extension, adjustment or restoration or supplemental protection certificates.

1.61         “Person” means any natural person, general or limited partnership, corporation, limited liability company, limited liability partnership, firm, association or organization or other legal entity.

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1.62         “Phase I Study” means a study in humans which provides for the first introduction into humans of a product, conducted in healthy volunteers or patients to obtain information on product safety, tolerability, pharmacological activity or pharmacokinetics, as more fully defined in 21 C.F.R. § 312.21(a) (or the non-United States equivalent thereof).

1.63         “Phase II Study” means a study in humans of the safety, dose ranging and efficacy of a product, which is prospectively designed to generate sufficient data (if successful) to commence pivotal clinical trials, as further defined in 21 C.F.R. § 312.21(b) (or the non-United States equivalent thereof).

1.64         “Phase IIb Study” means a well-controlled, dose ranging, multicenter Phase II Study in patients with the disease or condition under study which is conducted after a proof of concept study and that is adequately powered to further evaluate efficacy and safety and define the dosage regimen of a product in the target indication and which is intended to be among the last clinical trials in the patient population performed prior to the initiation of Phase III Studies.  A Phase IIb Study could include several hundred patients but not to the extent required for registration.

1.65         “Phase III Study” means a controlled study in humans of the efficacy and safety of a product, which is prospectively designed to demonstrate statistically whether such product is effective and safe for use in a particular Indication in a manner sufficient to file an NDA to obtain regulatory approval to market the product, as further defined in 21 C.F.R. § 312.21(c) (or the non-United States equivalent thereof).

1.66         “Phase IV Study” means a human clinical trial which is conducted on a product after Regulatory Approval of the product has been obtained from an appropriate Regulatory Authority, and includes (a) trials conducted voluntarily for enhancing marketing or scientific knowledge of an approved Indication or (b) trials conducted after Regulatory Approval due to request or requirement of a Regulatory Authority or as a condition of a previously granted Regulatory Approval.

1.67         “Prior Confidentiality Agreement” means the Confidentiality Agreement between Incyte and Lilly, dated April 23, 2009.

1.68         “Publication” means any publication in a scientific journal, any abstract to be presented to any scientific audience, any presentation at any scientific conference, including slides and texts of oral or other public presentations, any other scientific presentation and any other oral, written or electronic disclosure directed to a scientific audience which pertains to the Licensed Compound, the Licensed Product or the use of the Licensed Product.

1.69         “Regulatory Approval” means all approvals (including any applicable governmental price and reimbursement approvals), licenses, registrations, and authorizations of any federal, national, multinational, state, provincial or local Regulatory Authority, department, bureau and other governmental entity that are necessary for the marketing and sale of a Licensed Product in a country or group of countries.

1.70         “Regulatory Authority” means, with respect to a country, the regulatory authority or regulatory authorities of such country with authority over the testing, manufacture, use,

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storage, importation, promotion, marketing, pricing or sale of a pharmaceutical product in such country.

1.71         “Regulatory Documentation” means, with respect to the Licensed Compounds and Licensed Products, all INDs and other regulatory applications submitted to any Regulatory Authority, copies of Regulatory Approvals, regulatory materials, drug dossiers, master files (including Drug Master Files, as defined in 21 C.F.R. 314.420 and any non-United States equivalents), and any other reports, records, regulatory correspondence and other materials relating to Regulatory Approval of a Licensed Compound or Licensed Product, or required to manufacture, distribute or sell the Licensed Products, including any information that relates to pharmacology, toxicology, chemistry, manufacturing and controls data, batch records, safety and efficacy, and any safety database required to be maintained for Regulatory Authorities.

1.72         “Regulatory Exclusivity” means that Third Parties are prevented from legally Developing, manufacturing or Commercializing a product that could compete with a Licensed Product in a country, either through data exclusivity rights, orphan drug designation, or such other rights conferred by a Regulatory Authority in such country, other than through Patent Rights.

1.73         “Right of Reference or Use” means a “Right of Reference or Use” as that term is defined in 21 C.F.R. §314.3(b) or any successor regulatory scheme, and any non-United States equivalents.

1.74         “Selection Patent Rights” means the Incyte Patent Rights that are designated as INCY0086 and Joint IP Covering the Licensed Compounds and Licensed Products.  The Selection Patent Rights that exist as of the Effective Date are set forth on Exhibit A-2.

1.75         “Territory” means the entire world.

1.76         “Third Party” means any Person other than a Party or any of its Affiliates.

1.77         “Topical Field” means any topical, intranasal, ophthalmic or other non-systemic formulations or dosage forms (e.g. cream, ointment, lotion, solution, spray, suspension, emulsion, etc.) that are administered with the intent to achieve a local/non-systemic pharmacologic activity that provides a localized treatment ***. For avoidance of doubt, Topical Field does not include the administration of a drug through any route if the primary intent of said administration is to achieve a systemic pharmacologic effect.

1.78         “Valid Claim” means (a) a claim of an issued patent that has not expired or been abandoned, or been revoked, held invalid or unenforceable by a patent office, court or other governmental agency of competent jurisdiction in a final and non-appealable judgment (or judgment from which no appeal was taken within the allowable time period) or (b) a claim within a patent application *** and which claim has not been revoked, cancelled, withdrawn, held invalid or abandoned.

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1.79         “Voting Stock” means securities of any class or series of a corporation, limited liability company, association or other entity, the holders of which are ordinarily, in the absence of contingencies, entitled to vote generally in matters put before the shareholders or members of such corporation, limited liability company, association or other entity, including the right to vote for the election of directors or members of an equivalent governing body.

1.80         Additional Definitions.  Each of the following definitions is set forth in the section of this Agreement indicated below:

DEFINITION	SECTION

Abandoned Commercialization	5.1(b)
Abandoned Development	4.2(b)(iii)
Additional Field	2.4
Agreement	Preamble
Bankruptcy Code	2.3
Breaching Party	8.2(b)
Combination Product	1.55
Co-Promotion Option	5.4(a)
Development Budget	4.2(a)(iii)C
Development Plan	4.2(a)(iii)
Disclosing Party	11.1
Effective Date	Preamble
Follow-On Lead Compound	1.46
Future Incyte Patent Rights	6.2(a)
Genus Patent Rights	6.2(a)
Global Safety Database	4.5(c)
Incyte	Preamble
Incyte Indemnified Parties	9.1(a)
Incyte Phase IIa Study	4.2(a)(ii)
Initial Development Plan	4.2(a)(iii)
Initial Lead Compound	1.48
Initial Licensed Back-Up Compound	1.48
JDC	3.1(a)
Joint IP	6.1(b)
Lilly	Preamble
Lilly Indemnified Parties	9.2(a)
***	2.4
***	2.4
Non-Breaching Party	8.2(b)
Notice	13.5
Ongoing Studies	4.2(a)(i)
Promotional Plan	5.4(a)
Receiving Party	11.1
Royalty Term	7.3(b)
SEC	11.3(b)
Severed Clause	13.12

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DEFINITION	SECTION

Subcommittee	3.2
Term	8.1
Third-Party Infringement	6.3(a)
UCC	5.4(b)(iii)
Voting Securities	10.5(a)(i)

1.81         Construction.  In construing this Agreement, unless expressly specified otherwise:

(a)           references to Articles, Sections, Exhibits and Schedules are to articles and sections of, and exhibits and schedules to, this Agreement;

(b)           except where the context otherwise requires, use of either gender includes the other gender, and use of the singular includes the plural and vice versa;

(c)           headings and titles are for convenience only and do not affect the interpretation of this Agreement;

(d)           any list or examples following the word “including” shall be interpreted without limitation to the generality of the preceding words;

(e)           except where the context otherwise requires, the word “or” is used in the inclusive sense;

(f)            all references to “dollars” or “$” herein shall mean U.S. Dollars; and

(g)           each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof.  In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.

ARTICLE II

LICENSES

2.1           Rights Granted by Incyte to Lilly.  Subject to the terms of this Agreement, Incyte hereby grants Lilly, during the Term, an exclusive (even as to Incyte and its Affiliates), royalty-bearing, non-transferable (except in accordance with Section 13.3) license, with the right to sublicense (subject to Section 2.2), under Incyte IP, to research, Develop, Commercialize, make, have made, use, offer for sale, sell and import Licensed Compounds and Licensed Products in the Territory in the Field.

2.2           Sublicense Rights.  Lilly shall have the right to grant sublicenses within the scope of the license under Section 2.1 solely to its Affiliates and to (a) Bona Fide Collaborators; (b) Third Parties for the purpose of distributing, importing, marketing, promoting and selling a Licensed Product in the Field (i) in any country other than a Major Market Country and (ii) in a Major Market Country ***;

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or (c) Third Parties for the purpose of engaging such Third Parties as contract research organizations, contract manufacturers, contract sales forces and academic institutions in connection with Development and/or Commercialization of Licensed Compounds and Licensed Products in the Field in the Territory; provided that any sublicense granted under this Agreement shall be pursuant to a written agreement that subjects such sublicensee to all relevant restrictions and limitations set forth in this Agreement.  If Lilly grants a sublicense to a Third Party pursuant to subclause (a) or (b) to research, Develop or Commercialize Licensed Products in the United States, Major EU Countries or Japan, as permitted by Section 2.2(a) or (b), then Lilly shall provide Incyte with prompt written notice thereof and shall provide Incyte with an executed copy of any such sublicense (redacted as necessary to protect confidential or commercially sensitive information).  Except as otherwise agreed by the Parties in writing, Lilly shall be jointly and severally responsible with its sublicensees to Incyte for failure by its sublicensees to comply with, and Lilly guarantees the compliance by each of its sublicensees with, all such applicable restrictions and limitations in accordance with the terms and conditions of this Agreement.  For the purposes this Section 2.2, a “Bona Fide Collaborator” means a Third Party that has entered into a collaboration with Lilly for the research, Development or Commercialization of Licensed Compounds and/or Licensed Products in which Lilly plays a significant role in the decision-making process with respect to the Development and/or Commercialization of such Licensed Compound and/or Licensed Product.  For purposes of clarity, a Third Party that is granted a sublicense in accordance with Section 2.2(b) or 2.2(c) shall not be deemed a Bona Fide Collaborator.

2.3           Section 365(n) of The Bankruptcy Code.  All rights and licenses granted under or pursuant to any section of this Agreement, including the licenses granted under this ARTICLE II and the rights granted under Section 4.1(c), are and will otherwise be deemed to be for purposes of Section 365(n) of the United States Bankruptcy Code (Title 11, U.S. Code), as amended (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined in Section 101(35A) of the Bankruptcy Code.  Lilly will retain and may fully exercise all of its respective rights and elections under the Bankruptcy Code.  Incyte agrees that Lilly, as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code or any other provisions of applicable Law outside the United States that provide similar protection for “intellectual property.”  Incyte further agree that, in the event of the commencement of a bankruptcy proceeding by or against Incyte under the Bankruptcy Code or analogous provisions of applicable Law outside the United States, Lilly will be entitled to a complete duplicate of (or complete access to, as Lilly deems appropriate) such intellectual property and all embodiments of such intellectual property, which, if not already in Lilly’s possession, will be promptly delivered to it upon Lilly’s written request thereof.  Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of the Bankruptcy Code.

2.4           Field Expansion.  From time to time during the Term, Lilly shall have the right, upon written notice to Incyte, to request to expand the Field to *** (each an “Additional Field”) in which Lilly has a good faith intention to seek to Develop and Commercialize Licensed Compounds and Licensed Products, which right shall be subject to any agreement which Incyte may have entered into with a Third Party with respect to such

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Additional Field(s).  Following Incyte’s receipt of such written notice, and upon mutual agreement of the Parties, the Field may be expanded to include such Additional Field(s).  The milestone payments set forth in Section 7.2(a)(i) shall apply as follows for the Lead Compound and in Section 7.2(a)(ii) for a Licensed Back-Up Compound when Developed for such Additional Field: (a) *** payments shall apply for *** means an *** in ***; and (b) *** payments shall apply for *** means an *** in ***.

2.5           Retained Rights.

(a)           No Implied Licenses or Rights.  Except as expressly provided in Section 2.1 or elsewhere in this Agreement, all rights in and to the Incyte IP, and any other Patent Rights or Know-How of Incyte and its Affiliates, are hereby retained by Incyte and its Affiliates.

(b)           Other Retained Rights.

(i)            Notwithstanding the exclusive licenses granted to Lilly pursuant to Section 2.1, Incyte retains the right to practice under the Incyte IP solely to perform (and to sublicense Third Parties to perform) its obligations under this Agreement (including the manufacture and supply of Licensed Compound and Licensed Product to Lilly).

(ii)           For purposes of clarity, the license granted to Lilly in Section 2.1 shall not require Incyte to remove any Licensed Compounds from Incyte’s compound library, provided, however, that Incyte shall have no right to Develop or Commercialize any Licensed Compound or Licensed Product, even if included in Incyte’s compound library.

2.6           Non-Compete.

(a)           Incyte agrees not to, and shall cause its Affiliates not to, directly or indirectly, including through any ownership interest in any other entity (other than through an ownership interest of *** or less of a public company), (i) Develop prior to the First Commercial Sale of the first Licensed Product; and (ii) Commercialize prior to the First Commercial Sale of the first Licensed Product and for a period of *** from the First Commercial Sale of the first Licensed Product, any JAK2 Inhibitor Compound in the Field anywhere in the world, other than a Licensed Compound in accordance with the terms of this Agreement.

(b)           Incyte shall cause its licensees of the Incyte Patent Rights (other than Lilly with respect to Licensed Compounds pursuant to this Agreement) not to use such Incyte Patent Rights to, directly or indirectly, including through any ownership interest in any other entity (other than through an ownership interest of *** or less of a public company), (i) Develop prior to the First Commercial Sale of the first Licensed Product; and (ii) Commercialize prior to the First Commercial Sale of the first Licensed Product and for a period of *** from the First Commercial Sale of the first Licensed Product, any JAK2 Inhibitor

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Compound in the Field anywhere in the world, other than a Licensed Compound in accordance with the terms of this Agreement.

(c)           Lilly agrees not to, and shall cause its Affiliates and sublicensees not to, directly or indirectly, including through any ownership interest in any other entity (other than through an ownership interest of *** or less of a public company), (i) Develop prior to the First Commercial Sale of the first Licensed Product; and (ii) Commercialize prior to the First Commercial Sale of the first Licensed Product and for a period of *** from the First Commercial Sale of the first Licensed Product, any JAK2 Inhibitor Compound in the Field anywhere in the world, other than a Licensed Compound in accordance with the terms of this Agreement.

(d)           Notwithstanding the foregoing: (i) nothing in this Agreement shall prohibit either Party from Developing or Commercializing any JAK Excluded Compound (other than any JAK Excluded Compound Covered *** ) in any field anywhere in the world and (ii) neither Party shall Develop or Commercialize any JAK Excluded Compound Covered *** anywhere in the world in or outside the Field.

(e)           During the Term, Lilly shall not, nor shall Lilly allow its Affiliates or sublicensees to, Develop or Commercialize any Licensed Compounds anywhere in the world in the Excluded Field.

(f)            During the Term, Incyte shall not, nor shall Incyte allow its Affiliates or its licensees of the Incyte Patent Rights (other than Lilly in the Field in the Territory) to use such Incyte Patent Rights to, Develop or Commercialize any Licensed Compounds anywhere in the world in or outside the Field.

(g)           In the event that this Agreement is assigned by Incyte in connection with the sale or transfer of all or substantially all of the business and assets of Incyte or Incyte merges with or is consolidated with a Third Party, the Development, manufacture or Commercialization of a compound or product that, as of the date of such sale, transfer, merger or consolidation, is being Developed, manufactured or Commercialized by the assignee or acquirer of Incyte or any Affiliate controlled by (as “controlled by” is defined in Section 1.2) such assignee or acquirer, shall not constitute a breach of this Agreement; provided that (i) such compound or product is not a Licensed Product or Licensed Compound; (ii) such assignee or acquirer or Affiliate keeps such Development, manufacture or Commercialization program for such other product separate from the Development, manufacture and Commercialization programs for Licensed Products, and ensures that no Lilly Confidential Information is utilized in such program; (iii) ***; and (iv) Incyte continues to meet its obligations hereunder.

(h)           In the event Lilly acquires control of any Third Party, the activities of such Third Party shall not constitute a breach of this Agreement provided that (i) within no later than ***,

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Lilly takes appropriate action, through divestiture of assets or otherwise, to cause Lilly to come into compliance with the terms of this Agreement; (ii) Lilly keeps such activities separate from the Development, manufacture and Commercialization programs for Licensed Products, and ensures that no Incyte Confidential Information is utilized in such activities; and (iii) Lilly continues to meet its other obligations hereunder.

(i)            Notwithstanding the foregoing, nothing in this Agreement shall prohibit either Party or an Affiliate of the Party from having or controlling separate Development and/or Commercialization programs directed toward the use of a JAK2 Inhibitor Compound outside the Field, provided that the JAK2 Inhibitor Compound is not a Licensed Product or Licensed Compound, and the separate Development and/or Commercialization program activities are separate from the Development and Commercialization programs for Licensed Products, and such Party ensures that no Confidential Information received from the other Party or Joint IP is utilized in such activities.

ARTICLE III

GOVERNANCE

3.1           Joint Development Committee.

(a)           Establishment.  The Parties shall establish a joint development committee (“JDC”) within thirty (30) days after the Effective Date that will have the responsibility for the overall coordination and oversight of the Development of Licensed Compounds and Licensed Products under this Agreement.  As soon as practicable following the Effective Date (but in no event more than thirty (30) days following the Effective Date), each Party shall designate its initial three (3) representatives on the JDC.  Each Party’s representatives and any substitute for a representative shall be bound by the obligations of confidentiality set forth in ARTICLE XI. A representative from Lilly shall act as the chairperson of the JDC.  The chairperson shall not have any greater authority than any other representative on the JDC and shall conduct the following activities of the JDC: (i) calling meetings of the JDC; (ii) preparing and issuing minutes of each such meeting within thirty (30) days thereafter; (iii) ensuring that any decision-making delegated to the JDC is carried out in accordance with Section 3.5; and (iv) preparing and circulating an agenda for the upcoming meeting; provided that the chairperson shall include any agenda items proposed by Incyte.  Each Party shall be free to change its representatives on notice to the other or to send a substitute representative to any JDC meeting; provided, however, that each Party shall ensure that at all times during the existence of the JDC, its representatives on the JDC are appropriate in terms of expertise and seniority for the then-current stage of Development of the Licensed Products.

(b)           Responsibilities.  The JDC shall have responsibility for:  (i) overseeing the initial transfer of information and designated activities from Incyte to Lilly relating to the clinical Development of Licensed Compounds and Licensed Products; (ii) the general oversight of the Development of Licensed Compounds and Licensed Products, including the periodic review and approval of the Development Plans (and any material updates, amendments and modifications thereto) and the review and evaluation of the progress under the Development Plans; (iii)

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reviewing, amending and approving the Development Budget(iv) selecting Indications for Development in the Field; (v) reviewing the regulatory approach and filing strategy with respect to seeking and obtaining Regulatory Approval of Licensed Products in the Field in the Territory; and (vi) performing such other functions as appropriate to further the purposes of this Agreement, as mutually agreed upon by the Parties in writing.

3.2           Subcommittees.  The JDC may establish and disband such subcommittees as deemed necessary by the JDC (each a “Subcommittee”).  Each Subcommittee shall consist of the same number of representatives designated by each Party, which number shall be mutually agreed by the Parties.  Each Party shall be free to change its representatives on notice to the other or to send a substitute representative to any Subcommittee meeting; provided, however, that each Party shall ensure that at all times during the existence of any Subcommittee, its representatives on such Subcommittee are appropriate in terms of expertise and seniority for the then-current stage of Development of the Licensed Product in the Field in the Territory and have the authority to bind such Party with respect to matters within the purview of the relevant Subcommittee. Each Party’s representatives and any substitute for a representative shall be bound by the obligations of confidentiality set forth in ARTICLE XI.  Except as expressly provided in this Agreement, no Subcommittee shall have the authority to bind the Parties hereunder and each Subcommittee shall report to, and any decisions shall be made by, the JDC.

3.3           Committee Meetings.  The JDC and each of the Subcommittees shall each hold at least one (1) meeting per Calendar Quarter at such times during such Calendar Quarter as the chairperson elects to do so.  Except where a Party fails to appoint a member or members to the JDC or the Subcommittees or fails to participate in meetings of the JDC or the Subcommittees pursuant to Section 3.6, meetings of the JDC and the Subcommittees, respectively, shall be effective only if at least one (1) representative of each Party is present or participating.  The JDC and the Subcommittees may meet either (i) in person at either Party’s facilities or at such locations as the Parties may otherwise agree or (ii) by audio or video teleconference; provided that no less than one (1) meeting during each Calendar Year shall be conducted in person.  Other representatives of each Party involved with Licensed Products (including representatives of such Party’s alliance management function) may attend meetings as non-voting participants, subject to the confidentiality provisions set forth in ARTICLE XI.  Additional meetings of the JDC and the Subcommittees may also be held with the consent of each Party, or as required under this Agreement, and neither Party shall unreasonably withhold its consent to hold such additional meetings.  Each Party shall be responsible for all of its own expenses incurred in connection with participating in all such meetings.

3.4           Authority.  The JDC and any Subcommittee shall have only the powers assigned expressly to it in this ARTICLE III and elsewhere in this Agreement, and shall not have any power to amend, modify or waive compliance with this Agreement.  In furtherance thereof, each Party shall retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers or discretion shall be delegated or vested in the JDC or any Subcommittee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing.

3.5           Decisions.

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(a)           Initial Dispute Resolution Procedures.  Subject to the provisions of this Section 3.5, actions to be taken by the JDC and each of the Subcommittees shall be taken only following a unanimous vote, with each Party having one (1) vote.  If any Subcommittee fails to reach unanimous agreement on a matter before it for decision for a period in excess of thirty (30) days, either Party shall have the right to refer the matter to the JDC.

(b)           Final Decision-Making. If the JDC fails to reach unanimous agreement on a matter properly before it (in accordance with this ARTICLE III) for decision for a period in excess of thirty (30) days, the JDC representatives appointed by Lilly shall have the deciding vote on any matter.  Incyte shall have the right to appeal any such decision of the JDC to the Lilly Executive Officer or a designee of the Lilly Executive Officer with decision-making authority for resolution. In such case, the Lilly Executive Officer or designee shall have the final decision-making authority on such issue.

(c)           Notwithstanding the foregoing, Lilly shall not exercise its right to finally resolve a dispute pursuant to Section 3.5(b):  (i) in a manner that expands Lilly’s rights or excuses Lilly from any of its obligations specifically enumerated under this Agreement; (ii) in a manner that negates any consent rights or other rights specifically allocated to Incyte under this Agreement; (iii) to resolve any dispute regarding whether a milestone event set forth in Section 7.2 has been achieved; or (iv) in a manner that would require Incyte to perform any act that it reasonably believes to be inconsistent with any Law or any approval, order, policy or guidelines of a Regulatory Authority.

3.6           Committee Membership.

(a)           Appointment is a Right.  The appointment of members of the JDC and any Subcommittees is a right of each Party and not an obligation and shall not be a “deliverable” as referenced in any existing authoritative accounting literature.  Each Party shall be free to determine not to appoint members to the JDC or any Subcommittee.

(b)           Consequence of Non-Appointment.  If a Party does not appoint members of the JDC or any Subcommittee, it shall not be a breach of this Agreement, nor shall any consideration be required to be returned, and unless and until such members are appointed, the Party that has made the requisite appointments may unilaterally discharge the roles of the JDC or any Subcommittee for which members were not appointed, provided that neither Party shall unilaterally discharge the roles of the JDC or any Subcommittee as permitted under this Section 3.6(b) unless the other Party has not appointed any members within thirty (30) days after the first Party has completed its appointment of its members.

3.7           Future Adjustments in Governance.  The Parties may at any time by mutual agreement create or delete governance committees or subcommittees or make other modifications to the governance structures contemplated by this Agreement in order to promote the efficient operation of the collaboration.

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ARTICLE IV

DEVELOPMENT; REGULATORY MATTERS; SUPPLY

4.1           Initial Transfer.

(a)           Initial Information Transfer to Lilly.  (i) Within a reasonable period not to exceed *** after the Effective Date, Incyte shall make available to Lilly, in a mutually-agreed upon format, the material clinical data and manufacturing Know-How included in the Incyte Know-How and that is described in Exhibit B; and (ii) from the Effective Date through ***, Incyte shall make its relevant scientific and technical personnel reasonably available to Lilly at Incyte’s offices, at reasonable times during Incyte’s normal business hours and upon reasonable prior notice, to answer any questions or provide instruction as reasonably requested by Lilly concerning the information delivered pursuant to this Section 4.1.  Thereafter, with respect to any information that constitutes Incyte Know-How not transferred to Lilly as contemplated above, Incyte will, upon request by Lilly, use its good faith efforts to make available to Lilly such Incyte Know-How as Lilly may reasonably request.

(b)           Transfer of Regulatory Documentation.  Upon Lilly’s request after payment of the license fee in accordance with Section 7.1, Incyte shall transfer ownership to Lilly of any Regulatory Documentation Controlled by Incyte and existing as of the Effective Date.

(c)           Right of Reference or Use.  Incyte hereby grants to Lilly, solely for the purposes set forth in this Agreement, a Right of Reference or Use to any and all Regulatory Documentation Controlled by Incyte relating to Licensed Products and existing as of the Effective Date or generated from any Clinical Trial commenced by Incyte prior to the Effective Date, and agrees to sign, and cause its Affiliates to sign, any instruments reasonably requested by Lilly in order to effect such grant.  Notwithstanding the foregoing, nothing in this Section 4.1 is intended to imply the existence of any particular data, information, drug master file or other Regulatory Documentation.

(d)           Applicability of Bankruptcy Code.  For the avoidance of doubt, rights granted under this ARTICLE IV shall be deemed to be license of rights to “intellectual property” as defined in Section 101 (35A) of the Bankruptcy Code and shall otherwise be subject to Section 2.3.

4.2           Conduct of Development Activities.

(a)           Generally.

(i)            Except as provided in Section 4.2(a)(ii), from and after the Effective Date, Lilly will, subject to the terms of this Agreement, be responsible, at its expense, for the Development of Licensed Products in the Field in the Territory.  Without limiting the foregoing, except as provided in Section 4.2(a)(ii), Lilly shall be responsible for all Out-of-Pocket Costs, including costs for contract research organizations and drug substance and drug product costs, associated with studies 28050-103, 102 and 110 (the “Ongoing Studies”) that are incurred after the Effective Date, it being understood that Incyte shall be responsible for all costs

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incurred prior to the Effective Date, whether billed prior to the Effective Date or thereafter.  Incyte shall transfer the Ongoing Studies to Lilly within *** after the Effective Date.  Incyte shall invoice Lilly for Incyte’s Out-of-Pocket Costs incurred after the Effective Date and FTE costs in connection with the management and supervision of such Ongoing Studies after the Effective Date.

(ii)           Incyte shall continue to advance, at its expense, all clinical Development conducted by Incyte for the Initial Lead Compound through the completion of the ongoing Phase IIa trial, Study INCB28050-201 (the “Incyte Phase IIa Study”).

(iii)          The Development of Licensed Products shall be governed by Development plans that describe the proposed overall program of Development for Licensed Products (the “Development Plan”); including:

A.            overall goals of the program;

B.            the activities to be performed (including all Clinical Trials and Regulatory Approvals required for manufacturing, marketing and selling Licensed Products in the Territory), as well as the characterization of studies;

C.            a detailed budget of Development Costs, including the overall costs for each study, annualized over the course of each such study (“Development Budget”);

D.            anticipated timelines for performance; and

E.             specific deliverables.

(iv)          A current draft of a summary development plan for the Initial Lead Compound is attached hereto as Exhibit C (the “Initial Development Plan”).  Lilly shall have the sole right and responsibility for preparing the Development Plan for each Licensed Product in the Field in the Territory.  Except as otherwise provided in this Agreement, with respect to Licensed Product in the Field in the Territory, all decisions with respect to the creation, modification and implementation of the Initial Development Plan, all other Development Plans and all Development activities shall be made by Lilly in its sole discretion; provided that Lilly will present a draft Development Plan for each Licensed Product and any material changes to the Initial Development Plan to the JDC and will give due consideration to any comments of Incyte thereto.  Notwithstanding the foregoing, each Development Plan, as initially prepared and as created, modified and implemented, will reflect and be consistent with the use of Commercially Reasonable Efforts to Develop Licensed Products.

(b)           Diligence.

(i)            Lilly shall use Commercially Reasonable Efforts to (A) Develop Licensed Compounds and Licensed Products in the Field in the Territory in accordance with the Development Plans; and (B) seek and obtain Regulatory Approval for Licensed Products in the Field in the Territory.  Incyte shall reasonably cooperate with Lilly to obtain Regulatory

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Approval for Licensed Products in the Field in the Territory, including by providing Lilly access to Incyte Know-How and Incyte personnel and consultants.

(ii)           Within either the later of (A) *** after receipt of the *** clinical study results generated in the Phase IIa Study INCB28050-201 for rheumatoid arthritis; or (B) *** after receipt of the *** clinical study results generated in the Phase IIa Study INCB28050-201 for rheumatoid arthritis, Lilly shall initiate a Phase IIb Study; provided that (1) the Phase IIa Study INCB28050-201 supports initiation; (2) the clinical trial protocol is approved and does not require any specialized equipment, testing, or site preparation; (3) the clinical trial material is acceptable; (4) there are no delays caused by a Regulatory Authority; and (5) there are no other factors that cause a delay that could not have been reasonably avoided by Lilly.

(iii)          Lilly shall Develop, including seeking Regulatory Approval for, at least ***.  If at any point in time prior to First Commercial Sale of a Licensed Product, no Development activities conducted in good faith with the intention of advancing at least *** (and not for the sole purpose of preserving rights hereunder), have occurred during at least the preceding *** and (x) no significant constraints on such Development imposed by a Regulatory Authority or a Force Majeure Event have been in effect during such period and (y) during such period Lilly has not engaged in bona fide sublicensing negotiations with a Third Party with respect to the Development of Licensed Compounds and Licensed Products in the United States and the Major EU Countries (provided that the time period in which such negotiations have taken place does not exceed ***), then Lilly shall be deemed to have abandoned Development of Licensed Compounds and Licensed Product (“Abandoned Development”).  For purposes of clarity, ***.  If Incyte concludes that Lilly has Abandoned Development, then Incyte shall deliver written notice to Lilly setting out the basis for Incyte’s conclusion.  If Lilly disagrees with Incyte’s conclusion that Lilly has Abandoned Development, then the Parties will meet within *** to discuss the disagreement.  If the Parties cannot agree after such discussion, then the terms of 8.2(e) shall apply to resolve the dispute.  If Lilly has Abandoned Development, then:

A.            If Lilly has not previously been properly deemed to have Abandoned Development, then within *** from receipt of notice from Incyte that Lilly has Abandoned Development, Lilly shall either: (1) ***; or (2) provide Incyte with written notice that ***, in which case Incyte shall have the right to terminate this Agreement in accordance with Section 8.2(d).  In the event that Lilly elects to take the actions described in this subclause (A), Lilly shall have an additional *** from the delivery of *** to initiate and diligently pursue such steps that will result in Lilly not being deemed to have Abandoned Development.  If Lilly fails to take such actions within such *** period, then Incyte may terminate this Agreement in accordance with Section 8.2(d).

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B.            If Lilly has previously been properly deemed to have Abandoned Development and had previously elected to take the actions described in subclause (A) above, Incyte shall have the right to terminate this Agreement in accordance with Section 8.2(d).

4.3           Development Reports.  Lilly shall provide the JDC with a written report at least *** summarizing in reasonable detail Lilly’s and its Affiliates’ activities and progress related to the Development of Licensed Products in the Field in the Territory, including information concerning the conduct of non-clinical activities and Clinical Trials, applications for and securing of Regulatory Approvals, First Commercial Sale of the Licensed Product on a country-by-country basis and any future planned Development activities.

4.4           Licensed Product Co-Development Option.   On a Licensed Product-by-Licensed Product basis, for each Indication for which (x) Lilly anticipates initiating a Phase IIb Study and (y) there is a means to separately track the Annual Net Sales of such Licensed Product for such Indication (each a “Co-Development Indication”) based on a new formulation or a new targeted prescribing specialist group ***, and provided that Incyte has not exercised the Incyte Development Opt Out in accordance with Section 4.4(c)(ii) for any Licensed Product, Incyte shall have the option to co-fund Development of such Co-Development Indication (the “Co-Development Option”) as follows:

(a)           Within *** prior to the anticipated initiation of a Phase IIb Study for the Co-Development Indication, Lilly shall notify Incyte of such anticipated initiation and shall provide Incyte with the following information:  all material pre-clinical and clinical data and related analysis and regulatory information submitted to any Regulatory Authorities prior to the applicable time-period mentioned above, and Lilly’s then current Development Plans and total global Development Budget (including the overall costs for each study, annualized over the course of each such study) with respect to such Co-Development Indication (the “Co-Development Indication Budget”).  Incyte shall have the option to co-fund Development of such Co-Development Indication, exercisable by (i) providing Lilly written notice within *** after receipt of such information and (ii) co-funding thirty percent (30%) of Lilly’s total global Development Costs for such Co-Development Indication incurred after the date of such notice through the Regulatory Approval of such Co-Development Indication on a country by country basis (“Incyte Target Global Funding”). As used herein in this Section 4.4, Regulatory Approval costs include costs for any post-launch studies required by a Regulatory Authority.

(b)           If Incyte timely delivers such notice, within *** following the end of each Calendar Quarter after Incyte has delivered such notice, Lilly shall prepare and deliver to Incyte a quarterly report detailing its Development Costs incurred during such period with respect to such Co-Development Indication.  Lilly shall submit any supporting information reasonably requested by Incyte related to such Development Costs included in its report within *** after its receipt of such request.  Lilly shall issue an invoice to Incyte for thirty percent (30%) of the Development Costs identified in such report. Incyte shall pay all amounts payable under any such invoice within *** after its receipt of such invoice, subject to Section 4.4(c).  Incyte shall have the right to audit the records of Lilly with respect to any purported Development Costs included in such reports, in accordance with Section 7.6.

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(c)           If Incyte exercises its Co-Development Option with respect to a Licensed Product, in addition to the royalty rates set forth in Section 7.3, Lilly shall pay Incyte an incremental *** royalty (the “Target Co-Development Royalty”) on Annual Net Sales of such Licensed Product for the Co-Development Indication, provided that:

(i)            The JDC shall review and, as necessary, amend the Co-Development Indication Budget no later than October 30th of each year and any interim changes must be reviewed and approved by the JDC.  In the event that the actual global Development Costs in a Calendar Year exceed (A) *** of the annualized Co-Development Indication Budget approved by the JDC for such Calendar Year no later than October 30th of the preceding year or (B) *** of the projected total Development Costs for a particular study as set forth in the Co-Development Indication Budget approved by the JDC that was in effect immediately prior to the initiation of such study (the “Development Cap”), then Incyte may elect, by providing Lilly with written notice of such election within *** after receipt of an invoice pursuant to 4.4(b) that would result in a payment above the Development Cap, not to fund the Co-Development Indication Budget for that year above the Development Cap (the “Funding Cap Option”).  Except where the Development Cap has been reached pursuant to Section 4.4(c)(i)(B), Incyte shall resume its payment obligation pursuant to 4.4(b) on January 1 following each such election of the Funding Cap Option.  In the event that Incyte elects the Funding Cap Option, such election of the Funding Cap Option shall not constitute a violation of this Section 4.4.  Such Funding Cap Option does not impact the Target Co-Development Royalty for the Co-Development Indication; however, Incyte agrees to reimburse Lilly for all unpaid Incyte Target Global Funding pursuant to this Section 4.4(c)(i) solely in the form of a reduction of future milestone payments and/or royalty payments as requested by Lilly; and

(ii)           In the event that Incyte provides Lilly with written notice within *** after receipt of an invoice pursuant to 4.4(b) of its election not to fund the entire amount of Incyte Target Global Funding for a Licensed Product (“Incyte Development Opt Out”), then the Target Co-Development Royalty will be adjusted based on the formula:

***

By way of example, if ***.

24

(iii)          Further, election of the Incyte Development Opt Out for a Licensed Product thereby terminates Incyte’s option to co-fund further Development Costs for any Licensed Product and Incyte’s contribution to actual global Development Costs is determined upon notice to Lilly that Incyte elects to exercise the Incyte Development Opt Out.

4.5           Regulatory Matters Related to Licensed Products.

(a)           Regulatory Submissions.  Lilly shall oversee, monitor and coordinate all regulatory actions, communications and filings with, and submissions to all Regulatory Authorities with respect to Licensed Products in the Field in the Territory.  Lilly shall keep the JDC reasonably informed in connection with the preparation of all Regulatory Documentation, Regulatory Authority review of Regulatory Documentation, and Regulatory Approvals, annual reports, annual re-assessments, and variations and labeling, in each case with respect to the Licensed Product in the Field; provided that Lilly shall have the right to redact any information to the extent not related to Licensed Product in the Field.  Lilly shall respond within a reasonable time frame to all reasonable inquiries by Incyte with respect to any information provided pursuant to this Section 4.5(a).  Unless already the Confidential Information of Incyte, any information disclosed pursuant to this Section 4.5(a) shall be the Confidential Information of Lilly.  Lilly shall use Commercially Reasonable Efforts to promptly take the actions described in this Section 4.5(a).

(b)           Regulatory Meetings and Correspondence.

(i)            Lilly shall be responsible for interfacing, corresponding and meeting with the FDA, EMEA, MHLW and other Regulatory Authorities with respect to Licensed Products in the Field in the Territory.

(ii)           Incyte shall have the right to have a senior, experienced employee reasonably acceptable to Lilly, participate as an observer in material or scheduled face-to-face meetings, video conferences and any teleconferences, involving participation of personnel beyond regulatory experts, with the FDA, EMEA, and MHLW, and shall be provided with advance access to Lilly’s material documentation prepared for such meetings.  Prior to submission of material correspondence to the applicable Regulatory Authority, Lilly shall, sufficiently in advance for Incyte to review and comment, provide Incyte any material correspondence with the FDA, EMEA and MHLW related to such meetings.  Lilly shall also provide Incyte with copies of any material correspondence with the FDA, EMEA, and MHLW relating to Development of, or the process of obtaining Regulatory Approval for, Licensed Products in the Field, and respond within a reasonable time frame to all reasonable inquiries by Incyte with respect thereto.

(c)           Global Safety Database.  Following the Effective Date, Lilly shall establish, hold and maintain the global safety databases for each Licensed Product (the “Global Safety Database”) into which it shall enter information on all serious adverse events and suspected reactions concerning the Licensed Product occurring anywhere in the world and reported to either of the Parties. Such database shall comply in all material respects with all Laws

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reasonably applicable to pharmacovigilance anywhere where the Licensed Products are being or have been Developed or Commercialized.

4.6           Manufacture and Supply.

(a)           As soon as reasonably practicable after the Effective Date, Incyte and Lilly shall agree upon an appropriate manufacturing transfer plan and Incyte shall use Commercially Reasonable Efforts to transition the responsibility for manufacturing Licensed Compound and Licensed Product to Lilly in accordance with such plan.  Lilly shall have the option, exercisable within *** following the Effective Date, to obtain Incyte’s existing inventory of Licensed Product and any related raw materials or supplies at a price equal to *** of Incyte’s Out-of-Pocket Costs for such inventory of Licensed Product.  Lilly may exercise such option by written notice to Incyte during such *** period. In addition, to the extent Incyte has contracts with Third Party contract manufacturers or others relating to its manufacturing operations for Licensed Compounds and Licensed Products, if Lilly so requests, Incyte will use its Commercially Reasonable Efforts to assign such agreements to Lilly or otherwise facilitate Lilly’s efforts to continue to utilize such manufacturers or suppliers.

(b)           Without limiting the foregoing, if Lilly does not assume direct responsibilities for the manufacture of Licensed Compound and Licensed Product within *** after the Effective Date, Incyte will invoice Lilly for all Out-of-Pocket Costs incurred by Incyte after the Effective Date for the manufacture and supply of Licensed Compound and Licensed Product for Lilly as well as Incyte’s FTEs required to manage and supervise such manufacture and supply.

(c)           Notwithstanding anything in this Agreement to the contrary, Incyte shall not conduct any manufacturing related activities following the Effective Date without the express written consent of Lilly, except for those activities incidental to the transfer of manufacturing responsibility to Lilly in accordance with the manufacturing transfer plan contemplated above.  If requested by Lilly and agreed to by Incyte, Incyte shall supply Lilly with clinical supplies of Licensed Product under the terms of a mutually acceptable manufacturing agreement, quality agreement, and manufacturing requirements document relating to Incyte’s activities, all upon commercially reasonable terms consistent with this Agreement.

ARTICLE V

COMMERCIALIZATION

5.1           Commercialization Diligence.  During the Term, Lilly shall be solely responsible for Commercializing Licensed Products in the Territory for use in the Field.

(a)           Lilly shall use Commercially Reasonable Efforts, at its expense, to Commercialize Licensed Products in the Field in the Territory after receipt of Regulatory Approval therefor.  Notwithstanding the foregoing, Lilly shall (i) Commercialize *** after receipt of the relevant Regulatory Approval; (ii) Commercialize *** in at least ***

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after receipt of the relevant Regulatory Approval; (iii) maintain minimum combined Marketing and Sales Support (aggregated for all markets) per each *** period following First Commercial Sale for such Licensed Product of the lesser of *** or *** of total sales of such Licensed Product in such Calendar; and (iv) reach or contact, the top *** of highest prescribing rheumatologists or other appropriate specialist in the United States and the Major EU Countries on average *** times or more per Calendar Year, beginning in the second full Calendar Year following First Commercial Sale, provided that there are no significant constraints on such Commercialization or contacts imposed by a Regulatory Authority in the respective jurisdictions.  These provisions will apply for the first Regulatory Approval of the Licensed Product, and not per Indication.  These provisions will not apply in the event that there are any outstanding negotiations related to Regulatory Approval with any Regulatory Authority (REMS, label(s), marketing materials or other related matters), or in the event that Lilly is prevented from meeting the obligations by any other factors that could not have been reasonably avoided by Lilly.  In the event that this Agreement is assigned by Lilly in connection with the sale or transfer of all or substantially all of the business and assets of Lilly or an Affiliate controlled by (as “controlled by” is defined in Section 1.2) Lilly merges with or is consolidated with a Third Party, and such sale, transfer, merger or consolidation results in the stockholders of Lilly immediately prior to such transaction owning less than *** of the voting power of the Voting Stock of the acquirer or surviving entity, as the case may be, immediately after such transaction, then for *** following such sale, transfer, merger or consolidation, Lilly shall maintain Marketing and Sales Support for each Licensed Product in each country in the Territory equal to no less than the level of Marketing and Sales Support that Lilly maintained with respect to such Licensed Product in such country in the *** prior to such sale, transfer, merger or consolidation, unless the relevant Licensed Product is within *** of the anticipated end of the Royalty Term for such country.

(b)           If at any point in time after First Commercial Sale of a Licensed Product, Lilly does not promote such Licensed Product in at least *** during the preceding *** and during that period (i) Lilly has not reasonably determined that promotion in at least ***, as applicable, is likely to reduce the overall commercial viability of such Licensed Product in the Territory; (ii) no significant constraint on such promotion imposed by a Regulatory Authority have been in effect in the jurisdictions in which such promotion failed to occur; (iii) no Force Majeure Event has been in effect in any jurisdictions in which such promotion failed to occur; and (iv) Lilly is not actively seeking Regulatory Approval (including pricing and reimbursement approval) in at least ***, as applicable in the jurisdiction in which such promotion failed to occur; then Lilly shall be deemed to have abandoned Commercialization of Licensed Compounds and Licensed Products in that country (“Abandoned Commercialization”).  For purposes of clarity, ***.  If Incyte concludes that Lilly has Abandoned Commercialization, then Incyte shall deliver written notice to Lilly setting out the basis for Incyte’s conclusion.  If Lilly disagrees with Incyte’s conclusion that Lilly has Abandoned Commercialization, then the Parties will meet within *** to discuss the

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disagreement.  If the Parties cannot agree after such discussion, then the terms of 8.2(e) shall apply to resolve the dispute.  If Lilly has Abandoned Commercialization, then:

(i)            If Lilly has not previously been properly deemed to have Abandoned Commercialization, then within *** from receipt of notice from Incyte that Lilly has Abandoned Commercialization, Lilly shall either (1) *** not being deemed to have ***; or (2) provide Incyte with written notice that it chooses not to provide ***, in which case Incyte shall have the right to terminate this Agreement in accordance with Section 8.2(d).  In the event that Lilly elects to take the actions described in this subclause (i), Lilly shall have an additional *** from the delivery of *** to initiate and diligently pursue such steps that will result in Lilly not being deemed to have Abandoned Commercialization.  If Lilly fails to take such actions within such *** period, then Incyte may terminate this Agreement in accordance with Section 8.2(d).

(ii)           If Lilly has previously been properly deemed to have Abandoned Commercialization and had previously elected to take the actions described in subclause (i) above, Incyte shall have the right to terminate this Agreement in accordance with Section 8.2(d).

5.2               Marketing Responsibilities For Licensed Products.  Subject to the provisions of Section 5.1, all business decisions regarding Commercialization of Licensed Products in the Field in the Territory, including the design, sale, pricing, and promotion of Licensed Products in the Field in the Territory under this Agreement, shall be within the sole discretion of Lilly and its Affiliates.  All materials used in the promotion of all Licensed Products in the Field in the Territory, including product packaging, materials used in Detailing doctors, product messaging and content used in the promotion of such Licensed Products, shall be approved solely by Lilly.

5.3           Trademarks.

(a)           Lilly and its Affiliates shall select their own trademarks under which they will market Licensed Products (provided that no such trademark shall contain the word “Incyte”) and shall own such trademarks.

(b)           Lilly shall use, in connection with all packaging, literature, labels and other printed matters, to the extent permitted by Law, an expression to the effect that the Licensed Products were developed under license from Incyte, together with the Incyte logo.

5.4           Co-Promotion.

(a)           Co-Promotion Option.  *** Incyte shall have the option to co-promote Licensed Products on a Licensed Product-by-Licensed Product basis in the United States on the terms and conditions set forth in this Section 5.4 (“Co-Promotion Option”). Lilly shall notify Incyte at least *** prior to the anticipated launch of each Licensed Product in the United States and shall provide Incyte with the following information:  Lilly’s then-current Commercialization plans (“Promotional Plan”) with respect to each such Licensed Product, which plan shall include (i) a description of the short- and long-term vision for

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the Licensed Product and Licensed Product positioning; (ii) a Strengths, Weaknesses, Opportunities and Threats (SWOT) analysis; (iii) a summary of the minimum level of sales efforts to be dedicated to the promotion of the Licensed Product, including the anticipated number of Details and targets of such Details; and (iv) a detailed budget for the Commercialization activities.  Incyte may exercise its Co-Promotion Option by providing Lilly written notice at any time after receipt of Lilly’s notice and not later than *** prior to the initial anticipated launch of such Licensed Product in the United States.

(b)           Effects of Exercise of Co-Promotion Option.  If Incyte exercises its Co-Promotion Option:

(i)            The Parties shall, no later than *** prior to the initial anticipated launch of such Licensed Product in the United States, set out the number of FTE sales representatives Detailing such Licensed Product in the United States. In no event shall Incyte be responsible for a number of FTE sales representatives Detailing such Licensed Product which exceeds *** of the total FTEs for such Licensed Product in the United States.

(ii)           Incyte shall be responsible for its costs in conducting co-Detailing activities; provided that Lilly shall reimburse Incyte ***. Incyte shall provide an invoice to Lilly for such expense on a quarterly basis, and Lilly shall pay such invoice within *** after receipt.

(iii)          The Parties shall establish a joint U.S. Commercialization Committee (“UCC”) to oversee the Detailing of the relevant Licensed Product in the U.S.  Incyte shall be entitled to have one (1) representative sit on the UCC or any group carrying out the UCC’s function after the Effective Date but prior to the UCC’s establishment.  The UCC shall have responsibility for general oversight of all promotion and Detailing activities with respect to such Licensed Product in the United States.  The UCC (or any group carrying out the UCC’s function after the exercise of the Co-Promotion Option but prior to the UCC’s establishment) will meet quarterly or more frequently as agreed by the Parties.  The term of the UCC will be determined by the Parties.  Lilly shall have the right to make the final decision with respect to all matters within the purview of the UCC related to Commercialization of the relevant Licensed Product.

(iv)          Incyte’s sales representatives will be included in training programs with respect to the applicable Licensed Product that Lilly provides to its own sales representatives Detailing such Licensed Product. Such training shall be provided by Lilly to Incyte ***, but Incyte shall be responsible for all of its costs related to such training programs, including travel and lodging, for its sales representatives.

(v)           Incyte’s sales representatives shall be provided, at Lilly’s expense, with the same promotional materials, including literature and samples, as Lilly provides to its own similarly-situated representatives.

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(vi)          Prior to the initiation of the co-promotion efforts contemplated hereby, the Parties shall enter into a mutually acceptable co-promotion agreement containing terms consistent with this Agreement.  Such co-promotion agreement shall require Incyte to comply with all applicable Laws, with Lilly’s Good Promotional Practices and other compliance related practices and procedures, and with the terms of any order or consent decree applicable to Lilly’s promotional activities.

ARTICLE VI

INTELLECTUAL PROPERTY OWNERSHIP,

PROTECTION AND RELATED MATTERS

6.1           Inventorship; Ownership.

(a)           Inventorship.  Inventorship of Inventions conceived or reduced to practice during the course of the performance of activities pursuant to this Agreement shall be determined in accordance with the patent Laws of the United States.

(b)           Ownership.  As between the Parties, all Inventions made or information created by a Party’s or any of its Affiliates’ employees, independent contractors or consultants, in the course of conducting activities under this Agreement, together with all Intellectual Property Rights therein, shall be owned by such Party.  All inventions or discoveries made, or information created, jointly by each Party’s (or any of its Affiliates’) employees, independent contractors or consultants, in the course of conducting activities under this Agreement, together with all Intellectual Property Rights therein, shall be jointly owned by the Parties and are “Joint IP”.  Joint IP shall be owned jointly by Incyte and Lilly on the basis of an undivided interest without a duty to account to the other Party and shall be deemed to be Controlled by each Party.  Notwithstanding anything to the contrary herein, each Party shall have the right to use such Joint IP, or license such Joint IP to its Affiliates or any Third Party, or sell or otherwise transfer its interest in such Joint IP to its Affiliates or a Third Party, in each case without the consent of the other Party, so long as such use, sale, license or transfer is subject to the licenses granted pursuant to this Agreement and is otherwise consistent with this Agreement. The Parties, through the JDC, shall determine which Party shall be responsible for the filing, prosecution and maintenance of Joint IP on a case-by-case basis; provided that Lilly shall have the first right to prosecute such Joint IP in accordance with Section 6.2(b) if such Joint IP Covers Licensed Products.  Each Party hereby authorizes and grants the other Party its permission and consent to assume, directly or through its authorized agents, attorneys, or representatives, the responsibilities set forth in Section 6.2.

6.2           Prosecution and Maintenance of Patent Rights.

(a)           *** Prosecution and Maintenance of Incyte Patent Rights.  *** shall have the sole right to file, prosecute and maintain, at *** expense, the Incyte Patent Rights designated as INCY0039 (the “Genus Patent Rights”) (the Genus Patent Rights that exist as of the Effective Date are set forth on Exhibit A-1).  *** shall, subject to Section 6.2(a)(i), have the sole right to file, prosecute and maintain, at *** expense, the Incyte Patent Rights other than the Genus Patent Rights and the Selection Patent Rights (the “Future Incyte Patent Rights”)

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in the Territory.  If *** declines to file, prosecute or maintain any Future Incyte Patent Rights in any country in the Territory, desires to allow any Future Incyte Patent Rights to lapse in any country in the Territory, or desires to abandon any Future Incyte Patent Rights in any country in the Territory before all appeals within the respective jurisdiction have been exhausted, then:

(i)            *** may, in its sole discretion, provide *** with reasonable written notice of such decision so as to permit *** to decide whether to file, prosecute or maintain such Future Incyte Patent Right in such country and to take any necessary action.

(ii)           Following notice from *** pursuant to clause (i), *** may, by providing prompt written notice thereof to ***, assume control of the filing, prosecution and/or maintenance of such Future Incyte Patent Right in such country, at *** expense.

(b)           *** Prosecution and Maintenance of Selection Patent Rights.  *** shall have the first right to file, prosecute and maintain, at Lilly’s expense, the Selection Patent Rights in the Territory ***.  If *** declines to file, prosecute or maintain any Selection Patent Rights in any country in the Territory, desires to allow any Selection Patent Rights to lapse in any country in the Territory, or desires to abandon any Selection Patent Rights in any country in the Territory before all appeals within the respective jurisdiction have been exhausted, then:

(i)            *** shall provide *** with reasonable written notice of such decision so as to permit *** to decide whether to file, prosecute or maintain such Selection Patent Right in such country and to take any necessary action.

(ii)           Following notice from *** pursuant to clause (i), *** may, by providing prompt written notice thereof to ***, assume control of the filing, prosecution and/or maintenance of such Selection Patent Right in such country, at *** expense.

(c)               Cooperation.  For the purposes of rights and obligations described in Section 6.2, an individual Party responsible for the filing, prosecution and maintenance of a Selection Patent Right will be referred to as the “Controlling Party” and the other Party will be referred to as the “Non-Controlling Party”.

(i)            The Non-Controlling Party shall, at the Controlling Party’s expense and reasonable request, assist and cooperate in the filing, prosecution and maintenance of or any related necessary action for Future Incyte Patent Rights and Selection Patent Rights.

(ii)           The Controlling Party shall provide the Non-Controlling Party sufficiently in advance, where reasonable, for the Non-Controlling Party to comment, with copies of all patent applications and other material submissions and communications (including oral communications) with any patent counsel or patent authorities pertaining to Future Incyte Patent Rights and Selection Patent Rights.

(iii)          The Controlling Party shall give due consideration to the Non-Controlling Party’s comments, but shall have the final say in determining whether or not to incorporate such comments.

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(iv)         *** shall whenever possible provide *** in advance with copies of all material submissions or other communications with patent authorities relating to the Genus Patent Rights, or, to the extent that *** has the right to do so, to communications with Third Parties relating to enforcement of the Genus Patent Rights, in each case to the extent the same may be material to Selection Patent Rights or Future Incyte Patent Rights, and consider in good faith any comments *** may make.

(v)           Each Party shall provide the other with copies of all material communications received from any patent counsel or patent authorities pertaining to such Future Incyte Patent Rights and Selection Patent Rights.

(vi)          As used in this Section 6.2(c) “material” means that the submission or communication could affect the patentability or scope of the patents Covering the Licensed Compounds or Licensed Products.

(d)           Patent Term Extensions.  *** may select which, if any, Selection Patent Rights for which a Patent Term Extension is to be sought or obtained.  *** may select which, if any, Genus Patent Rights and Future Incyte Patent Rights for which a Patent Term Extension is to be sought or obtained.

6.3           Third Party Infringement.

(a)           Notice.  Each Party shall immediately provide the other Party with written notice reasonably detailing any (i) known or alleged infringement of Joint IP or any Selection Patent Rights by a Third Party which is infringing the Joint IP or any Selection Patent Rights by making, using or selling a product that competes with a Licensed Product in the Field in the Territory; (ii) “patent certification” filed in the United States under 21 U.S.C. §355(b)(2) or 21 U.S.C. §355(j)(2) or similar provisions in other jurisdictions; and (iii) any declaratory judgment, opposition, or similar action alleging the invalidity, unenforceability or non-infringement of any such Intellectual Property Rights (collectively “Third-Party Infringement”).  Within *** after receipt of such notice, the Parties shall consult to determine the response to any Third Party Infringement.

(b)           Enforcement.

(i)            If within *** after meeting pursuant to Section 6.3(a) the Parties fail to agree on a joint course of action with respect to a Third Party Infringement, *** will have the first right to bring and control any legal action in the Territory in connection with the Third Party Infringement against a Third Party which is infringing the relevant Intellectual Property Rights by making, using or selling a product that competes with a Licensed Product in the Field in the Territory, at its own expense as it reasonably determines appropriate, and *** may choose, at its own expense, to be represented in any such action by counsel of its own choice. If required, *** agrees to be joined as a necessary party to such action, wherein as a necessary party, *** agrees to be joined only to the extent necessary, and *** shall not actively direct, control or otherwise participate in the legal action; provided that *** shall pay *** reasonable expenses associated therewith.  At the request and expense of ***, *** shall provide reasonable assistance to *** in connection therewith, including by executing

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reasonably appropriate documents, cooperating in discovery and joining as a party to the action.  In connection with any such proceeding, *** shall not enter into any settlement admitting the invalidity of, or otherwise impairing *** rights in, Joint IP or any Selection Patent Rights without the prior written consent of ***.  Any recoveries resulting from such an action relating to a claim of Third Party Infringement shall be applied as follows:

A.            First, to reimburse each Party for all Out-of-Pocket Costs in connection with such proceeding (on a pro rata basis, based on each Party’s respective litigation costs, to the extent the recovery was less than all such litigation costs); and

B.            ***

(ii)           If within *** after *** receipt of a notice of a Third Party Infringement with respect to Joint IP or any Selection Patent Rights, *** does not bring legal action as permitted hereunder against a Third Party who is infringing such Intellectual Property Rights by making, using or selling a product that competes with a Licensed Product in the Territory, *** may, subject to the following sentence, in its sole discretion, bring and control any legal action in connection therewith at its sole expense.  At the request and expense of ***, *** shall provide reasonable assistance to *** in connection therewith, including by executing reasonably appropriate documents, cooperating in discovery and joining as a party to the action.  In connection with any such proceeding, *** shall not enter into any settlement admitting the invalidity of or otherwise impairing *** rights under the Joint IP or such Selection Patent Rights without the prior written consent of ***.  Any recoveries resulting from such an action relating to a claim of Third Party Infringement (after payment of each Party’s costs and expenses ) will be retained by ***.

6.4           Patent Marking.  If permitted and to the extent that Lilly does so with respect to its other products in the same geographic market, Lilly shall, and shall cause its Affiliates, distributors and sublicensees, to (a) mark the Licensed Products with the number of each issued patent under the Incyte Patent Rights that apply to the Licensed Product and which Lilly determines reasonably should be listed or marked and (b) comply with the patent marking statutes in each country in which the Licensed Product is manufactured by or on behalf of Lilly or its Affiliates.

ARTICLE VII

FINANCIAL PROVISIONS

7.1           License Fee.  Within *** after the Effective Date, Lilly shall pay to Incyte a one-time, non-creditable, non-refundable license fee of Ninety Million U.S. Dollars (US$90,000,000).

7.2           Milestone Payments.

(a)           Development and Regulatory Milestones.

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(i)            Lilly shall pay Incyte the following one-time, non-refundable, non-creditable milestone payments within *** after the first achievement by Lilly, its Affiliates or its sublicensees, or with respect to the milestone event in Section 7.2(a)(i)(A), Incyte or one of Incyte’s Affiliates, of the corresponding milestone events set forth below with respect to a Lead Compound (provided that with respect to the Follow-On Lead Compound, such Follow-On Lead Compound shall only be eligible for the milestone payments set forth below if such payments have not previously been made with respect to the Initial Lead Compound):

Milestone Event	***	***	***
***	***	***	***
***	***	***	***
***	***
***	***
***	***	***	***
***	***	***	***
***	***	***	***

With respect to the milestone set forth in ***, the milestone payment shall be contingent *** with a

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***.

***	****	****
***	***	***
***	***	***
***	***	***

* ***

(ii)           Lilly shall pay Incyte the following non-refundable, non-creditable (subject to Section 7.2(c)) milestone payments within *** after the first achievement by Lilly, its Affiliates or its sublicensees of the corresponding milestone events set forth below with respect to a Licensed Back-Up Compound (provided that with respect to the Follow-On Lead Compound, such Follow-On Lead Compound shall only be eligible for any such milestone payment if it is not eligible for the comparable one-time Lead Compound milestone payment set forth in Section 7.2(a)(i)):

Milestone Event	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

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(iii)          For the avoidance of doubt, the registrations of line extensions (i.e., different dosage forms or delivery) shall not be eligible for milestone payments set forth in this Section 7.2(a).  Additionally, any Combination Products containing a Lead Compound and a Licensed Back-Up Compound, wherein the Licensed Back-Up Compound is only available in combination with such Lead Compound, shall be solely eligible for the one-time Lead Compound milestone payments set forth in Section 7.2(a)(i) and shall not additionally be eligible for a Licensed Back-Up Compound milestone set forth in Section 7.2(a)(ii).

(b)           Sales Milestones.

(i)            Lilly shall make the following non-refundable, non-creditable, one-time payments to Incyte within *** upon the first achievement of aggregate Annual Net Sales of all Licensed Products in the Territory that meet or exceed the thresholds set forth below if such Licensed Products contain or incorporate a Lead Compound:

Annual Net Sales of Licensed Products in the Territory Threshold	Milestone Payment
(A) Annual Net Sales of Licensed Products equal to or greater than ***	***
(B) Annual Net Sales of Licensed Products equal to or greater than ***	***
(C) Annual Net Sales of Licensed Products equal to or greater than ***	***

(ii)           Lilly shall make the following non-refundable, non-creditable, one-time payments to Incyte within *** upon the first achievement of aggregate Annual Net Sales of all Licensed Products in the Territory that meet or exceed the thresholds set forth below if such Licensed Products contain or incorporate a Licensed Back-Up Compound (other than the Follow-On Lead Compound which, for purposes of clarity, is subject to subsection (i) above):

Annual Net Sales of Licensed Products in the Territory Threshold	Milestone Payment
(A) Annual Net Sales of Licensed Products equal to or greater than ***	***
(B) Annual Net Sales of Licensed Products equal to or greater than ***	***
(C) Annual Net Sales of Licensed Products equal to or greater than ***	***

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Achievement of the milestone events above in this Section 7.2(b) shall be determined based on Annual Net Sales of the Licensed Products made by Lilly and its Affiliates and sublicensees throughout the Territory.  More than one of the sales milestone payments may be earned concurrently based on the same Annual Net Sales of the Licensed Products.  By way of example, if in the first Calendar Year following the First Commercial Sale of a Licensed Product, the Annual Net Sales for Licensed Products that contain the Lead Compound is equal to or exceeds ***, but is less than ***, then Lilly shall pay Incyte the milestone payments set forth in both Sections 7.2(b)(i)(A) and (B) (total ***).

(c)           Except as otherwise specified, none of the payments listed in this Section 7.2 shall be payable more than once, and each shall be payable at the first achievement of a milestone event for a Licensed Product and shall not be payable again if subsequently another Licensed Product achieves the same milestone event.  For clarification, if a milestone is paid for a Licensed Compound, that milestone will not be paid again for a back-up compound.

(d)           In the event that a milestone event described in Section 7.2(a) is achieved, all milestones prior to that stage of Development for that Indication shall be deemed to have been achieved as well, and if the related payment for any such preceding milestone has not been previously paid, the previously unpaid payments that would be due for the preceding milestones shall also become due and payable, even though the missing milestone has not been achieved; provided that the foregoing shall not apply to Section 7.2(a)(i)(A) milestone 1b.

7.3           Royalties.

(a)           Royalty Rates.

(i)            Lilly shall pay to Incyte royalties on aggregate worldwide Net Sales of all Licensed Products that contain or incorporate a Lead Compound in the Territory, on a Licensed Product-by-Licensed Product basis, at the following rates:

Annual Net Sales of Licensed Product in the Territory	Royalty Rate
On Annual Net Sales less than or equal to ***	***
On Annual Net Sales greater than *** and less than or equal to ***	***
On Annual Net Sales greater than *** and less than or equal to ***	***
On Annual Net Sales greater than ***	20%

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(ii)           Lilly shall pay to Incyte royalties on aggregate worldwide Net Sales of all Licensed Products that contain or incorporate a Licensed Back-Up Compound (other than the Follow-On Lead Compound which, for purposes of clarity, is subject to subsection (i) above) in the Territory, on a Licensed Product-by-Licensed Product basis, at the following rates:

Annual Net Sales of Licensed Product in the Territory	Royalty Rate
On Annual Net Sales less than or equal to ***	***
On Annual Net Sales greater than *** and less than or equal to ***	***
On Annual Net Sales greater than *** and less than or equal to ***	***
On Annual Net Sales greater than ***	***

(iii)          ***

(iv)          The royalty rates set forth in Section 7.3(a)(i) (and not Section 7.3(a)(ii)) shall apply to Annual Net Sales of any Combination Products containing a Lead Compound and a Licensed Back-Up Compound, wherein the Licensed Back-Up Compound is only available in combination with such Lead Compound.

(b)           Royalties payable under this Section 7.3 shall be paid by Lilly on a Licensed Product-by-Licensed Product and country-by-country basis from the date of First

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Commercial Sale of each Licensed Product with respect to which royalty payments are due for a period which is the longer of: (i) the last to expire of any Valid Claim of Incyte Patent Rights Covering such Licensed Product in such country; (ii) *** following the date of First Commercial Sale of such Licensed Product in such country; and (iii) the expiration of Regulatory Exclusivity for such Licensed Product in such country (each such term with respect to a Licensed Product and a country, a “Royalty Term”).

(c)           Notwithstanding the foregoing, in the event that either (i) the Royalty Term continues solely due to Section 7.3(b)(ii) (i.e. in a specific country the Licensed Product is not Covered by a Valid Claim of Incyte Patent Rights nor is such Licensed Product protected by Regulatory Exclusivity); or (ii) Generic Competition exists with respect to a Licensed Product in the Field in a country in the Territory in a Calendar Year, then the royalty rates in such country for such Licensed Product for such Calendar Year will be reduced to *** of the applicable rate in Section 7.3(a); provided that any reduction of the applicable rate in Section 7.3(a) pursuant to subclause (ii) due to the existence of Generic Competition shall be retroactively applied for the relevant Calendar Year.

(d)           If Lilly (i) determines in good faith that, in order to avoid infringement of any Patent Right not licensed hereunder, it is reasonably necessary to obtain a license from a Third Party in order to Develop, Commercialize, make, have made, use, offer for sale, sell or import the Licensed Product in the Field in a country in the Territory and to pay a royalty or other consideration under such license (including in connection with the settlement of a patent infringement claim); or (ii) shall be subject to a final court or other binding order or ruling requiring any payments, including the payment of a royalty to a Third Party patent holder in respect of the Development, Commercialization, making, having made, using, offering for sale, selling and importing of a Licensed Product in the Field in a country in the Territory, then the amount of Lilly’s royalty payments under Section 7.3(a) with respect to Net Sales for such Licensed Product in such country shall be reduced by *** of the amount payable by Lilly to such Third Party that are reasonably and appropriately allocable to the Licensed Product in the Field in the Territory, provided, however, that in no event shall the aggregate deductions under this Section 7.3(d) reduce any royalty payment made by Lilly in respect of Net Sales of such Licensed Product pursuant to Section 7.3(a) by more than ***.

(e)           Upon the expiration of the Royalty Term with respect to a Licensed Product in a country, the licenses granted by Incyte to Lilly pursuant to Section 2.1 shall be deemed to be fully paid-up, irrevocable and perpetual with respect to such Licensed Product in such country.

7.4           Royalty Reports; Payments.  Lilly shall deliver to Incyte, within *** after the end of each Calendar Quarter, a royalty report for such Calendar Quarter, together with the required payments.  Such reports shall indicate, on a country-by-country basis, the Net Sales and the calculation of royalties from Net Sales with respect thereto, each determined in accordance with this Agreement and, with respect to sales of Licensed Product in the United States, such reports shall include gross sales and all deductions taken from gross sales.  All payments due to Incyte pursuant to this Agreement shall be made in United States dollars by wire transfer in immediately available funds from a Lilly account in the United States to an account designated in advance by Incyte.

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7.5           Financial Records.  Lilly shall keep complete and accurate books and records in accordance with Accounting Standards. Lilly will keep such books and records for at least *** following the end of the Calendar Year to which they pertain. Such books of accounts shall be kept at the principal place of business of the financial personnel with responsibility for preparing and maintaining such records.  With respect to royalties, such records shall be in sufficient detail to support calculations of royalties due to Incyte.

7.6           Audits.  *** during each Calendar Year for the Term, Incyte may retain an independent certified public accountant reasonably acceptable to Lilly to audit the records described in Section 7.5, upon at least *** prior notice to Lilly.  Incyte shall bear the costs of such audit, except as provided below.  The results of such audit shall be made available to both Parties, but shall be considered Lilly’s Confidential Information.  If the audit demonstrates that the payments owed under this Agreement have been understated, Lilly shall pay the balance to Incyte, together with interest in accordance with Section 7.9.  Further, if the amount of the understatement is greater than *** of the amount owed to Incyte with respect to the audited period, then Lilly shall reimburse Incyte for the reasonable cost of the audit.  If the audit demonstrates that the payments owed under this Agreement have been overstated, Lilly shall be entitled to credit such amount against payments due to Incyte.  All payments owed by Lilly under this Section 7.6 shall be made within *** after the results of the audit are delivered to the Parties.

7.7           Tax Matters.  The royalties, milestones and other amounts payable by Lilly to Incyte pursuant to this Agreement shall not be reduced on account of any taxes unless required by Law.  Lilly shall inform Incyte of any withholding tax obligation on payments due to Incyte under this Agreement as soon as Lilly becomes aware of the withholding tax obligation.  The Parties shall meet promptly thereafter to discuss how best to minimize the amount of such withholding tax obligation in accordance with Law, and Lilly shall take all reasonable and lawful steps to minimize the amount of any such withholding tax obligation.  The Parties agree to cooperate in good faith to provide one another with such documents and certifications as are reasonably necessary to enable Lilly and Incyte to minimize and/or recover any withholding tax obligation.  Lilly shall provide to Incyte documentation of the payment of any withholding tax that is paid pursuant to this Section 7.7.  Notwithstanding the foregoing, Lilly represents that the payments to be paid by Lilly to Incyte pursuant to Sections 7.1, 7.2 and 7.3 hereof shall not be subject to withholding tax under conditions less favorable to Incyte than those applicable to treaty-eligible residents under the income tax treaty between the United States and the country of payment origination in force at the point of time such payments are paid.  Payments to Incyte will be made from the United States unless Incyte receives notice from Lilly that payments will be made from either Puerto Rico or Ireland.

7.8           Currency Exchange.  All payments to be made by Lilly to Incyte shall be made in U.S. Dollars.  In the case of sales of Licensed Product outside the United States, royalty payments by Lilly to Incyte shall be converted to U.S. Dollars in accordance with the following:  the rate of currency conversion shall be calculated using the average of the daily foreign exchange rates as published by The Wall Street Journal, Eastern Edition, for the Calendar Quarter in which such payments occurred.

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7.9           Late Payments.  The paying Party shall pay interest to the receiving Party on the aggregate amount of any payments that are not paid on or before the date such payments are due under this Agreement at a rate per annum equal to the lesser of ***, as reported by The Wall Street Journal, Eastern Edition, *** or the highest rate permitted by applicable Law, calculated on the number of days such payments are paid after the date such payments are due; provided, that with respect to any disputed payments, no interest payment shall be due until such dispute is resolved and the interest which shall be payable thereon shall be based on the finally-resolved amount of such payment, calculated from the original date on which the disputed payment was due through the date on which payment is actually made.

ARTICLE VIII

TERM AND TERMINATION

8.1           Agreement Term.  The term of this Agreement shall commence on the Effective Date and shall continue until the earlier of (i) the termination of this Agreement in accordance with Section 8.2; or (ii) following the First Commercial Sale of any Licensed Product, the expiration of the last-to-expire of all Royalty Terms with respect to all Licensed Compounds and Licensed Products (the “Term”).  Notwithstanding the above, if there are any ongoing disputes at the end of the Term as set forth above, this Agreement shall remain in full force and effect until all such disputes are resolved.

8.2           Termination.

(a)           Termination for Convenience.  Prior to the first anniversary of the Effective Date, Lilly may elect to terminate this Agreement at any time by providing *** prior written notice to Incyte; provided, that at any time after such notice by Lilly, Incyte may accelerate the effective date of such termination by providing *** prior written notice to Lilly of such accelerated effective date.  After the first anniversary of the Effective Date, Lilly may elect to terminate this Agreement at any time by providing *** prior written notice to Incyte; provided, that at any time after such notice by Lilly, Incyte may accelerate the effective date of such termination by providing *** prior written notice to Lilly of such accelerated effective date.

(b)           Termination for Material Breach.  If either Party (the “Non-Breaching Party”) believes that the other Party (the “Breaching Party”) is in material breach of this Agreement, then the Non-Breaching Party may deliver notice of such breach to the Breaching Party.  If the Breaching Party fails to cure such breach, or to initiate such steps as would be considered reasonable to effectively cure such breach (and thereafter diligently pursues such cure), within *** after receipt of such notice of breach, the Non-Breaching Party may terminate this Agreement upon written notice to the Breaching Party.  Notwithstanding the foregoing, if a Party disputes the termination, then 8.2(e) shall apply.

(c)           Termination if Lilly Challenges Incyte IP.  If Lilly or any of its Affiliates or sublicensees, directly or indirectly, (i) initiates or requests an interference or opposition proceeding with respect to any Incyte Patent Right; (ii) makes, files or maintains any claim,

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demand, lawsuit, or cause of action to challenge the validity or enforceability of any Incyte Patent Right; or (iii) opposes any extension of, or the grant of a supplementary protection certificate with respect to, any Incyte Patent Right, Incyte shall have the right to terminate this Agreement upon *** written notice to Lilly.  Any such termination shall only become effective if Lilly or its Affiliate or sublicensee, as applicable, has not withdrawn such action before the end of the above notice period.

(d)           Termination for Lilly’s Abandonment of Development or Commercialization.  Subject to Section 4.2(b)(iii)A and 5.1(b)(i), if Lilly has Abandoned Development or Abandoned Commercialization in accordance with Section 4.2(a)(iii) or 5.1(b), as applicable, Incyte may elect to terminate this Agreement by providing Lilly written notice of such termination, such termination to be effective immediately.  Notwithstanding the foregoing, if Lilly disputes the termination, then 8.2(e) shall apply.

(e)           Termination Disputes.  If a Party gives notice of termination under Section 8.2(b), if the Parties dispute whether Lilly has Abandoned Development or Abandoned Commercialization in accordance with Section 4.2(b)(iii) or 5.1(b), as applicable, or Incyte gives notice of termination under 8.2(d), and the other Party disputes whether such notice was proper, then the issue of whether or not Lilly has Abandoned Development, Abandoned Commercialization, or if this Agreement was properly terminated shall be resolved in accordance with ARTICLE XII, and the Agreement shall remain in full force and effect until such dispute is resolved.  If as a result of such dispute resolution process it is determined that the notice of termination was proper, then such termination shall be deemed to be effective on the date on which such dispute is resolved.  On the other hand, if as a result of the dispute resolution process it is determined that the notice of termination was improper, then no termination shall have occurred and this Agreement shall remain in full force and effect.

8.3           Effects Of Termination.

(a)           Upon termination of this Agreement by Lilly under Section 8.2(a) or by Incyte under Sections 8.2(b), 8.2(c) or 8.2(d):

(i)            all licenses granted by Incyte to Lilly hereunder shall terminate and Lilly shall not have any rights to use or exercise any rights under the Incyte IP;

(ii)           Lilly shall provide to Incyte a fair and accurate summary report of the status of the Development and Commercialization of the Licensed Products in each country in the Territory through the effective date of termination within *** after such termination;

(iii)          Lilly hereby grants to Incyte, exercisable from and after such termination, an exclusive, worldwide, perpetual, irrevocable, royalty-free, fully-paid license, with the right to grant sublicenses, under Lilly and its Affiliates’ interest in the Joint IP and any Know-How or Patent Rights Controlled by Lilly or its Affiliates as of the date of such termination solely to the extent that such licenses are necessary to research, Develop, make, have made, use, offer for sale, sell and import Licensed Products in the Field in the Territory, and Lilly shall retain all other remaining rights;

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(iv)          Lilly shall promptly transfer and assign to Incyte all of Lilly’s and its Affiliates’ rights, title and interests in and to the product trademark(s) (but not any Lilly house marks or any trademark containing the word “Lilly” owned by Lilly and used for the Licensed Products in the Field in the Territory) owned by Lilly and used for the Licensed Products in the Field in the Territory;

(v)           Lilly shall as soon as reasonably practicable transfer and assign to Incyte all Regulatory Documentation, the Global Safety Database and other documented technical and other information or materials Controlled by Lilly which are necessary or useful for the Development, manufacture and Commercialization of the Licensed Compounds or Licensed Products; provided that Lilly may retain a single copy of such items for its records.  Within *** after Incyte’s receipt of an invoice therefor, Incyte shall reimburse Lilly for Lilly’s and its Affiliates’ reasonable Out-of-Pocket Costs incurred in connection with such transfers and assignment (but not the generation, creation or development of such information and materials);

(vi)          Incyte shall have the option, exercisable within *** following the effective date of such termination, to obtain Lilly inventory of Licensed Products at a price equal to *** of Lilly’s non-auditable “standard cost” that Lilly uses for internal accounting purposes.  Lilly’s “standard cost” does not include the research and development costs to develop the molecule or costs not associated with Licensed Products.  Incyte may exercise such option by written notice to Lilly during such *** period; provided that in the event Incyte exercises such right to purchase such inventory, Lilly shall grant, and hereby does grant, a royalty-free right and license to any trademarks, names and logos of Lilly contained therein for a period of *** solely to permit the orderly sale of such inventory, except where Lilly reasonably believes that continued sales would pose an unreasonable safety risk, and any materials having a Lilly logo (a housemark or the word “Lilly”) that are released by Lilly must meet the Lilly quality assurance standards;

(vii)         to the extent that Lilly is responsible for manufacturing a Licensed Product prior to termination of this Agreement, Lilly shall:

A.            in exchange for a payment equal to *** of Lilly’s “standard costs”, use Commercially Reasonable Efforts to supply Incyte and its Affiliates with comparable quantities of the Licensed Products in the dosage strength, formulation and presentation as were being Commercialized as of the effective date of termination until the earlier of *** after the effective date of the termination or establishment by Incyte of an alternative supply for such Licensed Product, it being understood that Lilly is not obligated to manufacture itself if Lilly reasonably believes that such manufacture and/or Licensed Product would pose an unreasonable safety risk, and unless Lilly was manufacturing itself immediately prior to termination, and in the event Lilly was utilizing a contract manufacturer, Lilly’s obligation is to use Commercially Reasonable Efforts to cooperate with Incyte to obtain Licensed Product from such manufacturer; provided that Incyte shall use its Commercially Reasonable Efforts to establish an alternative supply as promptly as reasonably practicable;

B.            cooperate with Incyte in reasonable respects to transfer

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manufacturing documents and materials which are used (at the time of the termination) by Lilly in the Manufacture of the applicable Licensed Products; and

C.            cooperate with Incyte in reasonable respects to transfer to Incyte, or Incyte’s designated contract manufacturer, the manufacturing technologies (including all relevant Know-How) that are used and necessary (at the time of the termination) and Controlled by Lilly in the manufacture of the applicable Licensed Products, provided that Incyte shall reimburse Lilly for Lilly’s reasonable Out-of-Pocket Costs to provide such requested assistance;

(viii)        in the event that Incyte terminates this Agreement pursuant to Section 8.2(d) or Lilly terminates pursuant to 8.2(a) and such termination occurs after Lilly has initiated a Phase III Study for a Licensed Product, ***); and

(ix)           Section 8.3(d) shall apply.

(b)           Upon termination of this Agreement by Lilly in accordance with Section 8.2(b):

(i)            the license granted to Lilly pursuant to Section 2.1 and the rights and obligations of the Parties pursuant to Sections 6.2 and 6.3 shall remain in effect and Lilly shall continue to pay to Incyte all royalties due under Section 7.3 and 4.4 and all milestones due under Section 7.2 in accordance with the terms of this Agreement;

(ii)           until the last to expire of all Royalty Terms with respect to Licensed Compounds and Licensed Products, the rights and obligations of the Parties pursuant to Sections 2.6(d), 2.6(e), 2.6(f) shall survive; provided however, that if the First Commercial Sale of a Licensed Product has not occurred at the time of termination, then the rights and obligations of the Parties pursuant to Sections 2.6(d), 2.6(e), 2.6(f) shall survive for *** after the effective date of such termination provided  further that if a First Commercial Sale of a Licensed Product takes place within such *** period, Sections 2.6(d), 2.6(e), 2.6(f) shall survive until the last to expire of all Royalty Terms; and

(iii)          Section 8.3(d) shall apply.

(c)           ARTICLE I (Definitions), IX (Indemnification and Limitation of Liability), XI (Confidentiality), XII (Dispute Resolution) and XIII (Miscellaneous) and Sections 6.1 (Inventorship; Ownership), 7.5 (Financial Records), 7.6 (Audits), 8.3 (Effects of Termination), 10.4 (Disclaimer of Warranty) and 10.5 (Standstill) shall survive termination or expiration of this Agreement.

(d)           Termination of this Agreement shall be in addition to, and shall not prejudice, the Parties’ remedies at law or in equity, including the Parties’ ability to receive legal damages and/or equitable relief with respect to any breach of this Agreement, regardless of whether or not such breach was the reason for the termination.

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ARTICLE IX

INDEMNIFICATION; LIMITATION OF LIABILITY

9.1           By Lilly.

(a)           Lilly agrees, at Lilly’s cost and expense, to defend, indemnify and hold harmless Incyte and its Affiliates and their respective directors, officers, employees and agents (the “Incyte Indemnified Parties”) from and against any losses, costs, damages, fees or expenses arising out of any Third Party claim relating to (i) any breach by Lilly of any of its representations, warranties or obligations pursuant to this Agreement; (ii) the gross negligence or willful misconduct of Lilly; and (iii) the Development, manufacture, Commercialization, use, sale or other disposition by Lilly, its Affiliates or sublicensees of any Licensed Compound or Licensed Product.

(b)           In the event of any such claim against the Incyte Indemnified Parties by any Third Party, Incyte shall promptly notify Lilly in writing of the claim and Lilly shall have the right, exercisable by notice to Incyte within *** after receipt of notice from Incyte of the claim, to assume direction and control of the defense, litigation, settlement, appeal or other disposition of the claim (including the right to settle the claim solely for monetary consideration) with counsel selected by Lilly and reasonably acceptable to Incyte.  The Incyte Indemnified Parties shall cooperate with Lilly and may, at their option and expense, be separately represented in any such action or proceeding.  Lilly shall not be liable for any litigation costs or expenses incurred by the Incyte Indemnified Parties without Lilly’s prior written authorization.  In addition, Lilly shall not be responsible for the indemnification or defense of any Incyte Indemnified Party to the extent arising from any negligent or intentional acts by any Incyte Indemnified Party or the breach by Incyte of any obligation or warranty under this Agreement, or any claims compromised or settled without its prior written consent.  Notwithstanding the foregoing, Lilly shall not settle a Third Party claim without the written consent of Incyte, if such settlement would impose any monetary obligation on Incyte or require Incyte to submit to an injunction.

(c)           Notwithstanding anything to the contrary above, in the event of any such claim against the Incyte Indemnified Parties by a governmental or criminal action seeking an injunction against Incyte, Incyte shall have the right to control the defense, litigation, settlement, appeal or other disposition of the claim at Lilly’s expense.

9.2           By Incyte.

(a)           Incyte agrees, at Incyte’s cost and expense, to defend, indemnify and hold harmless Lilly and its Affiliates and their respective directors, officers, employees and agents (the “Lilly Indemnified Parties”) from and against any losses, costs, damages, fees or expenses arising out of any Third Party claim relating to (a) any breach by Incyte of any of its representations, warranties or obligations pursuant to this Agreement, or (b) the gross negligence or willful misconduct of Incyte, and (c) the Development, manufacture, Commercialization, use, sale or other disposition by Incyte, its Affiliates or sublicensees of any Licensed Compound or Licensed Product.

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(b)           In the event of any such claim against the Lilly Indemnified Parties by any Third Party, Lilly shall promptly notify Incyte in writing of the claim. Incyte shall have the right, exercisable by notice to Lilly within *** after receipt of notice from Lilly of the claim, to assume direction and control of the defense, litigation, settlement, appeal or other disposition of the claim (including the right to settle the claim solely for monetary consideration) with counsel selected by Incyte and reasonably acceptable to Lilly. The Lilly Indemnified Parties shall cooperate with Incyte and may, at their option and expense, be separately represented in any such action or proceeding.  Incyte shall not be liable for any litigation costs or expenses incurred by the Lilly Indemnified Parties without Incyte’s prior written authorization.  In addition, Incyte shall not be responsible for the indemnification or defense of any Lilly Indemnified Party to the extent arising from any negligent or intentional acts by any Lilly Indemnified Party, or the breach by Lilly of any representation, obligation or warranty under this Agreement, or any claims compromised or settled without its prior written consent.  Notwithstanding the foregoing, Incyte shall not settle a Third Party claim without the written consent of Lilly, if such settlement would impose any monetary obligation on Lilly or require Lilly to submit to an injunction.

(c)           Notwithstanding anything to the contrary above, in the event of any such claim against the Lilly Indemnified Parties by a governmental or criminal action seeking an injunction against Lilly, Lilly shall have the right to control the defense, litigation, settlement, appeal or other disposition of the claim at Incyte’s expense.

9.3           Limitation of Liability.  EXCEPT WITH RESPECT TO A BREACH OF ARTICLE XI, OR A PARTY’S LIABILITY PURSUANT TO ARTICLE IX, NEITHER PARTY SHALL BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, MULTIPLE OR OTHER INDIRECT OR REMOTE DAMAGES, OR, EXCEPT WITH RESPECT TO A BREACH OF SECTION 2.6, FOR LOSS OF PROFITS, LOSS OF DATA OR LOSS OF USE DAMAGES ARISING IN ANY WAY OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, WHETHER BASED UPON WARRANTY, CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSS.

ARTICLE X

REPRESENTATIONS AND WARRANTIES AND COVENANTS

10.1         Representation Of Authority; Consents.  Incyte and Lilly each represents and warrants to the other Party that:

(a)           as of the Effective Date, it has full right, power and authority to enter into this Agreement;

(b)           as of the Effective Date, this Agreement has been duly executed by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other Laws relating to or affecting

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creditors’ rights generally and by general equitable principles and public policy constraints (including those pertaining to limitations and/or exclusions of liability, competition Laws, penalties and jurisdictional issues including conflicts of Laws); and

(c)           as of the Effective Date, and except as otherwise contemplated in this Agreement, all necessary consents, approvals and authorizations of all government authorities and other persons required to be obtained by such Party in connection with the execution, delivery and performance of this Agreement have been and shall be obtained.

10.2         No Conflict.  Each Party represents and warrants to the other Party that the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate such Party’s corporate charter and bylaws or any requirement of applicable Laws and (b) do not and shall not conflict with, violate or breach or constitute a default or require any consent under, any material oral or written contractual obligation of such Party.  Each Party agrees that it shall not during the term of this Agreement grant any right, license, consent or privilege to any Third Party or otherwise undertake any action, either directly or indirectly, that would conflict with the rights granted to the other Party or interfere with any obligations of such Party set forth in this Agreement.

10.3         Additional Incyte Representations and Warranties.  Incyte represents and warrants that, as of the Effective Date, except as previously disclosed to Lilly:

(a)           Neither it nor any of its Affiliates has received written notice of any claim or litigation which alleges any Intellectual Property Rights of a Third Party are infringed by a Licensed Compound or the Development or Commercialization of any Licensed Compound; to the knowledge of Incyte and its Affiliates, none of Incyte or any of its Affiliates has in the past infringed or is currently infringing any Third Party Intellectual Property Rights through activities related to the Licensed Compounds;

(b)           there are no claims, judgments or settlements against or owed by Incyte or any of its Affiliates, nor, to the knowledge of Incyte or any of its Affiliates, any pending reissue, reexamination, interference, opposition or similar proceedings, with respect to any Licensed Compounds or Incyte IP, and Incyte has not received written notice of any threatened claims or litigation or any reissue, reexamination, interference, opposition or similar proceedings seeking to invalidate or otherwise challenge any Incyte IP;

(c)           to the knowledge of Incyte and its Affiliates, no Third Party is infringing any Incyte Patent Rights;

(d)           (i) Incyte is the legal and beneficial owner or has the right to grant to Lilly the rights granted herein, to all Incyte IP; (ii) no Third Party has any right, interest or claim in or to such rights that would limit the rights granted to Lilly under this Agreement; and (iii) all assignments to Incyte of inventorship rights relating to the Incyte Patent Rights Controlled by Incyte are valid and enforceable;

(e)           all fees due to date that are required to maintain the Incyte IP have been paid in full and to Incyte’s knowledge, the Incyte IP is valid and enforceable;

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(f)            Incyte has not granted and shall not grant any Third Party rights that are or would be inconsistent with Lilly’s rights hereunder and there are no agreements or arrangements to which Incyte or any of its Affiliates is a party relating to Licensed Compound or Incyte IP that would limit the rights granted to Lilly under this Agreement; and

(g)           Incyte has disclosed to Lilly all material information known to it and its Affiliates with respect to the safety and efficacy of each of the Licensed Compounds.

(h)           Neither Incyte nor any of its Affiliates Controls any Patent Rights or Know-How necessary to Develop, manufacture or Commercialize Licensed Products and not included in the licenses granted hereunder to Lilly.  Subject to Section 13.3(b)(ii), in the event Incyte subsequently determines that any Patent Rights or Know-How necessary to Develop, manufacture or Commercialize Licensed Products is Controlled by any Affiliate of Incyte, and not Incyte, Incyte shall immediately cause such Affiliate to grant to Incyte, a license (that is sublicenseable to Lilly hereunder) to, or ownership of, such Patent Rights or Know-How in a manner consistent with this Agreement.

(i)            None of the Incyte IP has been licensed or sublicensed from any Third Party, and there are no royalties or other payments that would be due to Third Parties on account of Development or Commercialization of Licensed Compounds or Licensed Products hereunder as a result of any agreement entered into by Incyte or any of its Affiliates.

10.4         Disclaimer of Warranty.  Nothing in this Agreement shall be construed as a representation made or warranty given by Incyte that Lilly will be successful in obtaining any Patent Rights, that any patents will issue based on pending applications or that any such pending applications or patents issued thereon will be valid.  ALL INCYTE IP TRANSFERRED PURSUANT TO THIS AGREEMENT SHALL BE PROVIDED ON AN “AS IS” BASIS.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES AND RENOUNCES ANY WARRANTY, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

10.5         Standstill.

(a)           Lilly agrees that, for a period commencing on the Effective Date and ending *** after the Effective Date, unless specifically invited in writing to do so by Incyte, Lilly and each of its Affiliates will not in any manner, directly or indirectly:

(i)            effect, or seek, offer or propose to effect (whether publicly or otherwise) or cause or participate in, (A) any acquisition of (1) any Voting Stock of Incyte or any securities that at such time are convertible or exchangeable into or exercisable for any Voting Stock of Incyte (collectively, “Voting Securities”); (2) any direct or indirect rights or options to acquire any Voting Securities; or (3) any assets or securities of Incyte or any of its subsidiaries; (B) any merger, consolidation, tender or exchange offer, or other business combination involving Incyte or any Affiliate thereof; (C) any restructuring, recapitalization, liquidation, dissolution or similar transaction with respect to Incyte or any Affiliate thereof; (D) any “solicitation” of “proxies” (as such terms are defined or used in Regulation 14A under the Exchange Act) or

48

*** Confidential material redacted and filed separately with the Commission.

consents with respect to any Voting Securities, any “election contest” (as such term is defined or used in Rule 14a-11 of the Exchange Act) with respect to Incyte, or any demand for a copy of Incyte’s stock ledger, list of its stockholders, or other books and records; or (E) any action inconsistent with the terms of this Section 10.5;

(ii)           form, join, participate in or encourage the formation of any “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any Voting Securities;

(iii)          otherwise act, alone or in concert with others (including by providing financing for another party), to seek or offer to control or influence, in any manner, the management, Board of Directors or policies of Incyte;

(iv)          take any action that might force Incyte to make a public announcement regarding any of the types of matters set forth in Section 10.5(a)(i);

(v)           make (publicly or to Incyte, or its directors, officers, employees, agents or security holders, directly or indirectly) any request or proposal to amend, waive or terminate any provision of this Section 10.5 or any inquiry or statement relating thereto; or

(vi)          instigate, encourage or assist any Third Party to do any of the foregoing.

(b)           Notwithstanding anything in this Section 10.5 to the contrary, the provisions of this Section 10.5 shall immediately cease to be of any effect as to Lilly and its Affiliates and shall be deemed to be waived in the event (i) ***; or (ii) a person or 13D Group not including Lilly or its Affiliates ***.  In the event that the transactions contemplated by this clause shall have been terminated or abandoned, and such termination or abandonment is demonstrable by objective, written evidence provided by Incyte to Lilly, all of the restrictions in this Section 10.5 shall again be applicable as to the activities Lilly or its Affiliates initiate thereafter for the remainder of the period specified herein.

(c)           Notwithstanding anything in the Section 10.5 to the contrary, Lilly and its Affiliates may acquire an aggregate amount of Voting Securities that would represent less than *** of the voting power represented by Incyte’s Voting Stock solely for the purposes of investment in the ordinary course of business (so long as any decision to make such acquisition is in compliance with United States securities laws).  Nothing in this Section 10.5 shall ***.

49

*** Confidential material redacted and filed separately with the Commission.

(d)                This Section 10.5 shall not apply to any of the activities with respect to Licensed Compounds or Licensed Products contemplated by this Agreement.

(e)           incyte *** upon (i) ***; and (ii) ***.

ARTICLE XI

CONFIDENTIALITY

11.1         Confidential Information.  All Confidential Information of a Party (the “Disclosing Party”) shall not be used by the other Party (the “Receiving Party”) except in performing its obligations or exercising rights explicitly granted under this Agreement and shall be maintained in confidence by the Receiving Party and shall not otherwise be disclosed by the Receiving Party to any Third Party, without the prior written consent of the Disclosing Party with respect to such Confidential Information, except to the extent that the Confidential Information:

(a)           was known by the Receiving Party or its Affiliates prior to its date of disclosure to the Receiving Party; or

(b)           is lawfully disclosed to the Receiving Party or its Affiliates by sources other than the Disclosing Party rightfully in possession of the Confidential Information; or

(c)           becomes published or generally known to the public through no fault or omission on the part of the Receiving Party, its Affiliates or its sublicensees; or

(d)           is independently developed by or for the Receiving Party or its Affiliates without reference to or reliance upon such Confidential Information, as established by written records.

Specific information shall not be deemed to be within any of the foregoing exclusions merely because it is embraced by more general information falling within those exclusions.

11.2         Permitted Disclosure.  The Receiving Party may provide the Disclosing Party’s Confidential Information:

(a)           to the Receiving Party’s respective employees, consultants and advisors, and to the employees, consultants and advisors of such Party’s Affiliates, who have a need to know such information and materials for performing obligations or exercising rights expressly granted under this Agreement and have an obligation to treat such information and materials as confidential;

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*** Confidential material redacted and filed separately with the Commission.

(b)           to patent offices in order to seek or obtain Patent Rights or to Regulatory Authorities in order to seek or obtain approval to conduct Clinical Trials or to gain Regulatory Approval with respect to the Licensed Product as contemplated by this Agreement; provided, that such disclosure may be made only to the extent reasonably necessary to seek or obtain such Patent Rights or approvals; or

(c)           if such disclosure is required by Law or to defend or prosecute litigation or arbitration; provided that prior to such disclosure, to the extent permitted by Law, the Receiving Party promptly notifies the Disclosing Party of such requirement and furnishes only that portion of the Disclosing Party’s Confidential Information that the Receiving Party is legally required to furnish.

11.3         Publicity; Attribution; Terms of this Agreement; Non-Use of Names.

(a)           Except as required by judicial order or applicable Law or as set forth below, neither Party shall make any public announcement concerning this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed.  The Party preparing any such public announcement shall provide the other Party with a draft thereof at least *** prior to the date on which such Party would like to make the public announcement.  Notwithstanding the foregoing, the Parties shall issue a press release, in the form attached as Exhibit D, within one (1) Business Day after the Effective Date to announce the execution of this Agreement and describe the material financial and operational terms of this Agreement.  For purposes of disclosure to the investor community during conference calls, investor presentations, and analyst meetings, the Parties acknowledge that Incyte can disclose the following information, (i) base royalty: tiered, double digit royalty payments on future global sales with rates ranging up to twenty percent, (ii)  Development expenditure of thirty percent (30%) of Co-Development costs through Regulatory Approval if Incyte fully participates in co-funding Development, (iii) increased royalties payments on potential future global sales with tiered rates ranging from twenty percent up to the high twenties, (iv) the ability for Incyte to defer Development Costs that exceed a predetermined level against future milestones and royalties, (v) the ability to terminate Co-Development at any time for an incremental royalty commensurate with Incyte’s contribution, and (vi) based on the current Co-Development Budget, Incyte’s option to fund thirty percent (30%) of Co-Development costs is expected to be primarily funded by the anticipated development and regulatory milestones associated with this collaboration.  Neither Party shall use the name, trademark, trade name or logo of the other Party or its employees in any publicity or news release relating to this Agreement or its subject matter, without the prior express written permission of the other Party.

(b)           Notwithstanding the terms of this ARTICLE XI,

(i)            either Party shall be permitted to disclose the existence and terms of this Agreement to the extent required, based on the advice of such Party’s legal counsel, to comply with applicable Laws, including the rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”) or any other governmental authority, or the rules or regulations of the New York Stock Exchange (the “NYSE”), The NASDAQ Stock Market (“NASDAQ”) or any other stock exchange on which securities issued by a Party or a Party’s Affiliate are traded.  Notwithstanding the foregoing, before disclosing this Agreement or

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*** Confidential material redacted and filed separately with the Commission.

any of the terms hereof pursuant to this Section 11.3(b), the Parties will coordinate in advance with each other in connection with the redaction of certain provisions of this Agreement with respect to any filings with the SEC, the NYSE, NASDAQ or any other stock exchange on which securities issued by a Party or a Party’s Affiliate are traded, and each Party will use Commercially Reasonable Efforts to seek confidential treatment for such terms as may be reasonably requested by the other Party; provided that each Party will ultimately retain control over what information that Party discloses to their relevant exchange, and provided further that the Parties will use their Commercially Reasonable Efforts to file redacted versions with any governing bodies which are consistent with redacted versions previously filed with any other governing bodies.  Other than such obligation, neither Party (nor its Affiliates) will be obligated to consult with or obtain approval from the other Party with respect to any filings to the SEC, the NYSE, NASDAQ or any other stock exchange.

(ii)           Either Party may disclose the existence and terms of this Agreement in confidence to its attorneys and advisors, and to potential acquirers (and their respective professional attorneys and advisors), in connection with a potential merger, acquisition or reorganization and to existing and potential investors or lenders of such Party, as a part of their due diligence investigations, or to existing and potential licensees or sublicensees or to permitted assignees, in each case under an agreement to keep the terms of confidentiality and non-use substantially no less rigorous than the terms contained in this Agreement and to use such information solely for the purpose permitted pursuant to this Section 11.3(b).

(iii)          Either Party may issue a press release or make a public disclosure relating to this Agreement or the Parties’ activities under this Agreement to the extent that such disclosure describes the commencement and/or “top-line” results of Clinical Trials of the Licensed Product, the achievement of any Development events with respect to the Licensed Product or the filing for or receipt of Regulatory Approval with respect to the Licensed Product, amounts paid to Incyte in respect of the achievement of any milestone events, Incyte’s exercise of the co-Development option or the termination of this Agreement; however, the Party responsible for particular Clinical Trials will coordinate press release information and disclosures to protect rights to the Licensed Product and communication strategies relating to the Licensed Product.  Prior to making any such disclosure, the Party making the disclosure shall provide the other Party with a draft of such proposed disclosure at least *** (or, to the extent timely disclosure of a material event is required by Law or stock exchange or stock market rules, such period of time sufficiently in advance of the disclosure so that the other Party will have the opportunity to comment upon the disclosure) prior to making any such disclosure, for the other Party’s review and comment.

(c)           For purposes of clarity, either Party may issue a press release or public announcement or make such other disclosure relating to this Agreement if the contents of such press release, public announcement or disclosure (i) has previously been made public other than through a breach of this Agreement by the issuing Party or its Affiliates or (ii) is contained in such Party’s financial statements prepared in accordance with Accounting Standards.

11.4         Publications.  Each Party and its Affiliates shall have the right to make disclosures pertaining to Licensed Compound or Licensed Product to Third Parties in Publications in accordance with the following procedure (provided that Incyte shall abide by such  procedure to

52

*** Confidential material redacted and filed separately with the Commission.

the extent possible under any Clinical Trial agreement(s) that Incyte entered into prior to the Effective Date):  The publishing Party shall provide the non-publishing Party with an advance copy of the proposed Publication, and each Party shall then have *** prior to submission for any Publication in which to recommend any changes it reasonably believes are necessary to preserve any Patent Rights or Know-How belonging in whole or in part to the non-publishing Party.  If the non-publishing Party informs the publishing Party that such Publication, in the non-publishing Party’s reasonable judgment, could be expected to have a material adverse effect on any patentable invention owned by or licensed, in whole or in part, to the non-publishing Party (other than pursuant to a license granted under this Agreement), or on any Know-How which is Confidential Information of the non-publishing Party, the publishing Party shall delay or prevent such Publication as follows:  (i) with respect to a patentable invention, such Publication shall be delayed sufficiently long (not to exceed ***) to permit the timely preparation and filing of a patent application; and (ii) with respect to Know-How which is Confidential Information of such non-publishing Party, such Know-How shall be deleted from the Publication.  Following the initiation of Phase III Clinical Trials with respect to a Licensed Product, all Publications relating to such Licensed Product shall be controlled by Lilly, and Incyte shall have no right (other than as required pursuant to any publication provisions contained in any Clinical Trial agreement(s) that Incyte entered into prior to the Effective Date) to publish without Lilly’s prior written consent.  Notwithstanding the foregoing, Lilly shall be permitted to disclose information on sites such as clinicaltrials.gov in accordance with Lilly’s normal business practices.

11.5         Term.  All obligations under this ARTICLE XI shall expire (a) *** following expiration of this Agreement pursuant to Section 8.1 or (b) *** following termination of this Agreement pursuant to Sections 8.2(a), 8.2(b), 8.2(c) or 8.2(d).

11.6         Return of Confidential Information.  Upon the expiration or termination of this Agreement, upon request, the Receiving Party shall return to the Disclosing Party or destroy all Confidential Information received by the Receiving Party from the Disclosing Party (and all copies and reproductions thereof).  In addition, the Receiving Party shall destroy:  (a) any notes, reports or other documents prepared by the Receiving Party which contain Confidential Information of the Disclosing Party; and (b) any Confidential Information of the Disclosing Party (and all copies and reproductions thereof) which is in electronic form or cannot otherwise be returned to the Disclosing Party.   Nothing in this Section 11.6 shall require the alteration, modification, deletion or destruction of archival tapes or other electronic back-up media made in the ordinary course of business; provided that the Receiving Party shall continue to be bound by its obligations of confidentiality and other obligations under this ARTICLE XI with respect to any Confidential Information contained in such archival tapes or other electronic back-up media.  Any requested destruction of Confidential Information shall be certified in writing to the Disclosing Party by an authorized officer of the Receiving Party supervising such destruction.  Notwithstanding the foregoing, (i) the Receiving Party may retain one copy of the Disclosing Party’s Confidential Information solely for the purpose of determining the Receiving Party’s continuing obligations under this ARTICLE XI and (ii) the Receiving Party may retain the Disclosing Party’s Confidential Information and its own notes, reports and other documents to the extent reasonably required (x) to exercise the rights and licenses of the Receiving Party expressly surviving expiration or termination of this Agreement; (y) to perform the obligations of the Receiving Party expressly surviving expiration or termination of this Agreement, and for

53

*** Confidential material redacted and filed separately with the Commission.

regulatory or archival purposes.  Notwithstanding the return or destruction of the Disclosing Party’s Confidential Information, the Receiving Party shall continue to be bound by its obligations of confidentiality and other obligations under this ARTICLE XI.

ARTICLE XII

DISPUTE RESOLUTION

12.1         Dispute Resolution Process.  Matters before the JDC and Subcommittees shall be governed by the process specified in Section 3.5.  Any controversy, claim or dispute arising out of or relating to this Agreement that is not subject to Section 3.5, shall be settled, if possible, through good faith negotiations between the Parties.  If the Parties are unable to settle such dispute within ***, and a Party wishes to pursue the matter, the matter may be referred by either Party to the Executive Officers, who shall meet to attempt to resolve the dispute in good faith.  Such resolution, if any, of a referred issue shall be final and binding on the Parties.  All negotiations pursuant to this Section 12.1 are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.  If the Executive Officers are unable to settle the dispute within *** after referral thereto pursuant to Section 12.1, then each Party reserves its right to any and all remedies available under law or equity with respect to the dispute, subject to Section 12.2.

12.2         Injunctive Relief.  Notwithstanding anything to the contrary in this ARTICLE XII, any Party may seek immediate injunctive or other interim relief from any court of competent jurisdiction as necessary to enforce the provisions of Section 10.5 or ARTICLE XI and to enforce and prevent infringement or misappropriation of the Patent Rights, Know-How or Confidential Information Controlled by such Party.

ARTICLE XIII

MISCELLANEOUS

13.1         Governing Law.  This Agreement (and any claims or disputes arising out of or related thereto or to the transactions contemplated thereby or to the inducement of any party to enter therein, whether for breach of contract, tortious conduct, or otherwise and whether predicated on common law, statute or otherwise) shall in all respects be governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance, in each case without reference to any conflict of law rules that might lead to the application of the laws of any other jurisdiction.

13.2         Consent to Jurisdiction.  Each Party irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or the United States District Court for the District of Delaware, for the purposes of any suit, action or other proceeding arising out of the Transaction.  Each Party agrees to commence any such action, suit or proceeding either in the United States District Court for the Southern District of New York or the United States District Court for the District of Delaware or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County.  Each Party further agrees that service of any

54

process, summons, notice or document by U.S. registered mail to such Party’s respective address set forth in Section 13.5 shall be effective service of process for any action, suit or proceeding in New York or Delaware with respect to any matters to which it has submitted to jurisdiction in this Section 13.2. Each Party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement in (i) the United States District Court for the Southern District of New York or (ii) the United States District Court for the District of Delaware, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

13.3         Assignment.

(a)           Neither Party may assign its rights and obligations under this Agreement without the prior written consent of the other Party, except that either Party may make such assignment without the prior written consent of the other Party to an Affiliate (so long as such Party shall remain jointly and severally liable with such Affiliate with respect to all obligations so assigned).  Any request for consent to assignment shall not be unreasonably withheld or delayed.  Any purported assignment in contravention of this Section 13.3 shall, at the option of the non-assigning Party, be null and void and of no effect.  No assignment shall release either Party from responsibility for the performance of any accrued obligation of such Party hereunder.  This Agreement shall be binding upon and enforceable against the successor to or any permitted assignee from either of the Parties.

(b)           Each Party agrees that, notwithstanding any provisions of this Agreement to the contrary:

(i)            Either Party may assign this Agreement and the rights, obligations and licenses granted hereunder to a Third Party in connection with a sale or transfer of all or substantially all of the assigning Party’s business to which this Agreement relates or if a Party merges or consolidates with a Third Party.

(ii)           In the event that this Agreement is assigned by either Party in connection with a sale or transfer of all or substantially all of the assigning Party’s business to which this Agreement relates, such assignment shall not provide (A) the non-assigning Party with rights or access to Intellectual Property Rights of the assignee or acquirer of such Party, nor (B) the assignee or acquirer with rights or access to Intellectual Property Rights of the non-assigning Party.

13.4         Entire Agreement; Amendments.  This Agreement and the Exhibits and Schedules referred to in this Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede all previous arrangements with respect to the subject matter hereof, whether written or oral, including the Prior Confidentiality Agreement.  Any amendment or modification to this Agreement shall be made in writing signed by both Parties.

13.5         Notices.  Notices to Incyte shall be addressed to:

Incyte Corporation

Experimental Station, Route 141 & Henry Clay Road

55

*** Confidential material redacted and filed separately with the Commission.

Wilmington, Delaware 19880

Attention: Chief Commercial Officer

Facsimile No.: ***

with a copy to:

Incyte Corporation

Experimental Station, Route 141 & Henry Clay Road

Building E336

Wilmington, Delaware 19880

Attention: General Counsel

Facsimile No.: ***

Notices to Lilly shall be addressed to:

Eli Lilly and Company

Lilly Corporate Center

Indianapolis, Indiana  46285
Attention: Vice President and President, Established Markets

with a copy to:

Eli Lilly and Company

Lilly Corporate Center

Indianapolis, Indiana  46285

Attention:  General Patent Counsel

Facsimile No.:***

Either Party may change its address to which notices shall be sent by giving notice to the other Party in the manner herein provided.  All reports, approvals, and notices required or permitted by this Agreement to be given to a Party (each a “Notice”) shall be given in writing, by personal delivery, telecopy or overnight courier, to the Party concerned at its address as set forth above (or at such other address as a Party may specify by written notice pursuant to this Section 13.5 to the other). All Notices shall be deemed effective, delivered and received (a) if given by personal delivery, or by overnight courier, when actually delivered and signed for; or (b) if given by facsimile, when such facsimile is transmitted to the facsimile number specified above and receipt therefor is confirmed.

13.6         Force Majeure.  No failure or omission by either Party in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from a Force Majeure Event; provided that the Party affected by such cause promptly notifies the other Party and uses diligent efforts to cure such failure or omission as soon as is practicable after the occurrence of one or more of the above mentioned causes.

13.7         Compliance With Laws.  Each Party shall perform its obligations under this Agreement in compliance with all applicable Laws.

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13.8         Use Of Names, Logos Or Symbols.  Subject to Sections 5.3 and 11.3, no Party shall use the name, trademarks, logos, physical likeness, employee names or owner symbol of the other Party for any purpose, including private or public securities placements, without the prior written consent of the affected Party.  Nothing contained in this Agreement shall be construed as granting either Party any rights or license to use any of the other Party’s trademarks or trade names or the names of any employees thereof, without separate, express written permission of the owner of such trademark or trade name or name.

13.9         Independent Contractors.  It is understood and agreed that the relationship between the Parties is that of independent contractors and that nothing in this Agreement shall be construed to create a joint venture or any relationship of employment, agency or partnership between the Parties to this Agreement.  Neither Party is authorized to make any representations, commitments, or statements of any kind on behalf of the other Party or to take any action that would bind the other Party except as explicitly provided in this Agreement.  Furthermore, none of the transactions contemplated by this Agreement shall be construed as a partnership for any tax purposes.

13.10       Headings.  The captions or headings of the sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.

13.11       No Implied Waivers; Rights Cumulative.  No failure on the part of Incyte or Lilly to exercise, and no delay by either Party in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege by such Party or be construed as a waiver of any breach of this Agreement or as an acquiescence therein by such Party, nor shall any single or partial exercise of any such right, power, remedy or privilege by a Party preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

13.12       Severability.  If, under applicable Laws, any provision of this Agreement is invalid or unenforceable, or otherwise directly or indirectly affects the validity of any other material provision(s) of this Agreement (such invalid or unenforceable provision, a “Severed Clause”), this Agreement shall endure except for the Severed Clause.  The Parties shall consult one another and use good faith efforts to agree upon a valid and enforceable provision that is a reasonable substitute for the Severed Clause in view of the intent of this Agreement.

13.13       Execution In Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail shall be deemed to be original signatures.

13.14       No Third Party Beneficiaries.  No Person other than Lilly and Incyte (and their respective assignees) shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

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13.15       Performance by Affiliates.  Either Party may use one or more of its Affiliates to perform its obligations and duties hereunder and Affiliates of a Party are expressly granted certain rights herein; provided that each such Affiliate shall be bound by the corresponding obligations of such Party and the Parties shall remain liable hereunder for the prompt payment and performance of all their respective obligations hereunder.

13.16       Exhibits.  In the event of inconsistencies between this Agreement and any exhibits, schedules or attachments hereto, the terms of this Agreement shall control.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Parties have caused their duly authorized officers to execute and acknowledge this Agreement as of the date first written above.

ELI LILLY AND COMPANY		INCYTE CORPORATION

By:	/s/ Steven M. Paul	By:	/s/ Paul A. Friedman

Name:	Steven M. Paul, M.D.	Name:	Paul A. Friedman

Title:	EVP, Science and Technology	Title:	President & CEO

59

Exhibit A

Incyte Patent Rights

*** Confidential material redacted and filed separately with the Commission.

Exhibit A-1

Genus Patent Rights

***

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2

*** Confidential material redacted and filed separately with the Commission.

***	***	***	***	***	***
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3

*** Confidential material redacted and filed separately with the Commission.

***	***	***	***	***	***
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4

*** Confidential material redacted and filed separately with the Commission.

Exhibit A-2

Selection Patent Rights

***

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5

*** Confidential material redacted and filed separately with the Commission.

***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

6

Exhibit B

Initial Information Transfer

Described below are the items to be provided to Lilly by Incyte pursuant to Section 4.1(a) of the Agreement, which include the material documents, information and data listed in this Exhibit B that are recorded in tangible form that are Incyte Know-How, to the extent each of which exists as of the Effective Date and has not already been provided to Lilly.  Within sixty (60) days after the Effective Date, Lilly will confirm in writing to Incyte whether Incyte’s initial data transfer obligations, as described in Section 4.1(a) of the Agreement, have been achieved.

Clinical & Regulatory Documents and Information

•                  Clinical study related documents, information and data that are recorded in tangible form, including those currently possessed by CROs and other third party vendors

•                  Regulatory Authority submissions, correspondence and all communications, including minutes from teleconferences and contact reports (US and ex-US)

•                  Regulatory Authority meeting briefing documents and related minutes (US and ex-US)

•                  Pre-IND submissions

•                  IND submissions

•                  Annual reports to IND(s)

•                  CTA/IMPD submissions

•                  Annual Safety Reports submissions

•                  Investigator’s Brochures and any updates thereto

•                  Safety reports (CIOMSs and/or Medwatch reports)

•                  Documents related to serious adverse events (“SAEs”)

•                  Investigator Safety Letters, actions taken for safety reasons, and other relevant safety information

•                  Safety pharmacology and toxicology study related documents, information and data that are recorded in tangible form

•                  Pharmacology and Absorption, Distribution, Metabolism, and Excretion (ADME) related documents, information and data that are recorded in tangible form

Licensed Compound Documents

Incyte may retain (x) originals of all documents, information and data, including regulatory submissions, correspondence, and clinical trial data and (y) originals of regulatory submissions, correspondence, and clinical trial data directly related to Study 201 until fifteen (15) Business Days after responsibility for the relevant regulatory filing or clinical trial has been transferred to Lilly in accordance with the Agreement and this Exhibit B.  Incyte will provide both a shared electronic depository and paper copies of all requested documents, information and data where both electronic and paper versions are currently available.

Manufacturing Know-How

Incyte will prepare and compile an inventory of relevant documents and transfer all Incyte Know-How for manufacturing Licensed Products including: laboratory notebook data, batch records, process data, stability data, summary reports, formulation folders, analytical methods, development reports, quality and regulatory documentation, validation reports and other material data related to the development, manufacturing, and/or distribution of Licensed Compounds and/or Licensed Products. As part of the Know-How transfer, Incyte shall cooperate with Lilly to establish a transfer protocol and make resources available at Incyte’s cost to enable the successful execution of the transfer protocol.  Additionally, Incyte will disclose and transfer as necessary, any vendor sourcing and/or contracting information that Lilly may reasonably request.

2

Exhibit C

Initial Development Plans

*** Confidential material redacted and filed separately with the Commission.

***

*** Confidential material redacted and filed separately with the Commission.

***

*** Confidential material redacted and filed separately with the Commission.

***

*** Confidential material redacted and filed separately with the Commission.

***

Exhibit D

Press Release

Eli Lilly and Company Lilly Corporate Center Indianapolis, Indiana 46285 U.S.A. www.lilly.com

Date: December 21, 2009

For Release:	Immediately

Refer to:	(317) 276-5795 — Mark E. Taylor (Lilly)

(302) 498-6944 — Pamela Murphy (Incyte)

Eli Lilly and Company Lilly Corporate Center Indianapolis, Indiana 46285 U.S.A. www.lilly.com

Lilly and Incyte Announce Collaboration for Development and Commercialization of Oral Anti-Inflammatory and Autoimmune Therapies

Lilly Gains Worldwide Rights for Incyte’s Novel JAK1/JAK2 Inhibitor, INCB28050, for Inflammatory and Autoimmune Diseases

Incyte to Receive $90 Million Upfront Payment and up to $665 Million in Potential Milestones, Plus Royalties on Future Sales

Incyte Retains Co-Development & Co-Promotion Options

INDIANAPOLIS, IN and WILMINGTON, DE —  Eli Lilly and Company (NYSE:LLY) and Incyte Corporation (NASDAQ:INCY) announced today that they have entered into an exclusive worldwide license and collaboration agreement for the development and commercialization of Incyte’s oral JAK1/JAK2 inhibitor, INCB28050, and certain follow on compounds, for inflammatory and autoimmune diseases. The lead compound, INCB28050, is currently being studied in a six-month dose-ranging Phase II trial for rheumatoid arthritis.

Under the terms of the agreement, Lilly will receive worldwide rights to develop and commercialize INCB28050 as an oral treatment for all inflammatory conditions. In exchange for these rights, Incyte will receive an initial payment of $90 million and is eligible for up to $665 million in additional potential development, regulatory, and commercialization milestones, as well as tiered, double-digit royalty payments on future global sales with rates ranging up to twenty percent if a product is successfully commercialized.

“This new alliance with Incyte reinforces Lilly’s commitment to expand our presence in inflammation and autoimmunity through the development of a new class of oral anti-inflammatory therapies,” said Eiry Roberts, M.D. Lilly vice president for autoimmune product development. “We look forward to continuing the development of INCB28050 in RA and initiating additional clinical studies to help address the unmet patient needs from debilitating autoimmune and inflammatory diseases.”

Paul Friedman, Incyte’s president and chief executive officer, stated, “Lilly’s success in bringing novel therapies to market, their commitment to building a franchise in inflammation and autoimmunity, and their enthusiasm regarding the potential of JAK inhibition gives us confidence that the full therapeutic and commercial potential of INCB28050 in RA as well as other autoimmune and inflammatory conditions can be rapidly and effectively achieved through this agreement.  This collaboration leverages the capabilities and strengths of each partner and achieves our objective to retain significant value for Incyte’s shareholders.”

Incyte will retain the option to co-develop its JAK1/JAK2 inhibitors with Lilly on a compound-by-compound and indication-by-indication basis beginning at the initiation of Phase IIb development. Under the agreement, if Incyte elects to co-develop any compounds and/or indications, Incyte would be responsible for funding thirty percent of the associated future global development costs from the initiation of a Phase IIb trial. Incyte would receive an incremental royalty rate increase across all tiers resulting in effective royalty rates ranging up to the high twenties on potential future global sales for compounds and/or indications that Incyte elects to co-develop. Incyte expects that the earliest it would consider exercising a co-development option would be in the second half of 2010, concurrent with the potential initiation of a Phase IIb trial with INCB28050.

Development of the JAK1/JAK2 inhibitors will be governed by a joint development committee. Incyte also has the option to co-promote products in the US.

As a result of this transaction, Lilly expects to incur a charge to earnings in the fourth quarter of 2009 of approximately $.05 per share. The company reconfirmed its full-year 2009 earnings-per-share guidance of $3.90 to $4.00 per share on a reported basis, or $4.30 to $4.40 per share on a pro forma non-GAAP basis.

About Rheumatoid Arthritis (RA)

Rheumatoid arthritis is an autoimmune disease, estimated to affect about 1% of the world’s population. The disease is characterized by aberrant immune mechanisms that lead to joint inflammation and swelling with progressive destruction of joints. In addition to affecting the joints, RA can affect connective tissue in the skin and organs of the body.  Current treatments include the non-steroidal anti-inflammatory drugs, disease-modifying anti-rheumatic drugs such as methotrexate, and the newer injectable biological response modifiers that target tumor necrosis factor alpha, a pro-inflammatory cytokine implicated in the pathogenesis of rheumatoid arthritis. None of these treatments is curative and RA remains a disease for which there is still a significant unmet clinical need.

About JAK Inhibition

There are four known JAK enzymes: JAK1, 2, 3 and TYK2. These enzymes are critical components of signaling mechanisms utilized by a number of cytokines and growth factors, including those that are elevated in RA patients. Cytokines such as interleukin-6, -12, and -23 signal through the JAK pathway and have been clinically validated as therapeutic targets in inflammatory diseases. Additional JAK-dependent cytokines have also been implicated in a number of inflammatory and autoimmune diseases suggesting that JAK inhibitors may be useful for the treatment of a broad range of inflammatory conditions.

About INCB28050

INCB28050 is an orally-available, potent and selective JAK1/JAK2 inhibitor that is currently in Phase II development as a treatment for RA. In previously conducted Phase II studies, Incyte’s JAK1/JAK2 inhibitors have demonstrated efficacy and have been well tolerated in clinical studies to date.

About Incyte

Incyte Corporation is a Wilmington, Delaware-based drug discovery and development company focused on developing proprietary small molecule drugs for oncology, inflammation and diabetes. Incyte’s most advanced compound, INCB18424, is in Phase III development for myelofibrosis. For additional information on Incyte, visit the Company’s web site at www.incyte.com.

About Eli Lilly and Company

Lilly, a leading innovation-driven corporation, is developing a growing portfolio of pharmaceutical products by applying the latest research from its own worldwide laboratories and from collaborations with eminent scientific organizations. Headquartered in Indianapolis, Ind., Lilly provides answers — through medicines and information — for some of the world’s most urgent medical needs.  Additional information about Lilly is available at www.lilly.com.  C-LLY

Lilly Safe Harbor Statement

This press release contains forward-looking statements that are based on management’s current expectations, but actual results may differ materially due to various factors. There are significant risks and uncertainties in pharmaceutical research and development. There can be no guarantees with respect to pipeline products (including the compounds discussed in this press release) that the products will receive the necessary clinical and manufacturing regulatory approvals or that they will prove to be commercially successful. The company’s results may also be affected by such factors as competitive developments affecting current products; the rate of sales growth of recently launched products; the timing of anticipated regulatory approvals and launches of new products; other regulatory developments and government investigations; patent disputes and other litigation involving current and future products; the impact of governmental actions regarding pricing, importation, and reimbursement for pharmaceuticals; business development transactions; changes in tax law; asset impairments and restructuring charges and the impact of exchange rates. For additional information about the factors that affect the company’s business, please see the company’s latest Form 10-K, filed February 2009, and Form 10-Q filed October 2009. The company undertakes no duty to update forward-looking statements.

Incyte Safe Harbor Statement

Except for the historical information contained herein, the matters set forth in this press release, including statements with respect to with respect to the potential for Incyte to receive up to $665 million in additional potential milestones, Incyte’s expectation for the earliest time for it to consider exercising a co-development option, Incyte’s confidence that the full therapeutic and commercial potential of INCB28050 in RA as well as other inflammatory conditions can be rapidly and effectively achieved through the collaboration agreement, and the potential for JAK inhibitors to be useful for the treatment of a broad range of inflammatory conditions, are all forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause the parties not to achieve some or all of the commercial and developmental milestones set forth in the collaboration agreement and that may otherwise cause Incyte’s actual results and timing to differ materially, including the high degree of risk and uncertainty associated with drug development and clinical trials, the uncertainty associated with the regulatory approval processes, risks related to the timing of and patient enrollment in clinical trials, risks related to the potential failure of INCB28050 to demonstrate safety and efficacy in clinical testing, risks and uncertainty associated with the therapeutic and commercial value of INCB28050, risks relating to Lilly’s and Incyte’s abilities to successfully develop and commercialize drug candidates, risks relating to market competition, risks associated with

Incyte’s dependence on its relationship with its collaboration partners, and other risks detailed from time to time in Incyte’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009. Incyte disclaims any intent or obligation to update these forward-looking statements.

#       #       #

Exhibit E

Hematology Field and Oncology Field  (ICD-9CM)

2.  NEOPLASMS (140-239)

1.             Content:

This chapter contains the following broad groups:

140-195                          Malignant neoplasms, stated or presumed to be primary, of specified sites, except of lymphatic and hematopoietic tissue

196-198                          Malignant neoplasms, stated or presumed to be secondary, of specified sites

199                                                   Malignant neoplasms, without specification of site

200-208                          Malignant neoplasms, stated or presumed to be primary, of lymphatic and hematopoietic tissue

209                                                   Neuroendocrine tumors

210-229                          Benign neoplasms

230-234                          Carcinoma in situ

235-238                          Neoplasms of uncertain behavior [see Note, at beginning of section 235-238]

239                                                   Neoplasms of unspecified nature

2.             Functional activity

All neoplasms are classified in this chapter, whether or not functionally active. An additional code from Chapter 3 may be used to identify such functional activity associated with any neoplasm, e.g.:

catecholamine-producing malignant pheochromocytoma of adrenal:

code 194.0, additional code 255.6

basophil adenoma of pituitary with Cushing’s syndrome:

code 227.3, additional code 255.0

3.             Morphology [Histology]

For those wishing to identify the histological type of neoplasms, a comprehensive coded nomenclature, which comprises the morphology rubrics of the ICD-Oncology, is given after the E-code chapter.

4.             Malignant neoplasms overlapping site boundaries

Categories 140-195 are for the classification of primary malignant neoplasms according to their point of origin.  A malignant neoplasm that overlaps two or more subcategories within a three-digit rubric and whose point of origin cannot be determined should be classified to the subcategory .8 “Other.”  For example, “carcinoma involving tip and ventral surface of tongue” should be assigned to 141.8. On the other hand, “carcinoma of tip of tongue, extending to involve the ventral surface” should be coded to 141.2, as the point of origin, the tip, is known.  Three subcategories (149.8, 159.8, 165.8) have been provided for malignant neoplasms that overlap the boundaries of three-digit rubrics within certain systems.  Overlapping malignant neoplasms that cannot be classified as indicated above should be assigned to the appropriate subdivision of category 195 (Malignant neoplasm of other and ill-defined sites).

MALIGNANT NEOPLASM OF LIP, ORAL CAVITY, AND PHARYNX (140-149)

Excludes:              carcinoma in situ (230.0)

140                           Malignant neoplasm of lip

Excludes:              skin of lip (173.0)

140.0                 Upper lip, vermilion border

Upper lip:

NOS

external

lipstick area

140.1                 Lower lip, vermilion border

Lower lip:

NOS

external

lipstick area

140.3                 Upper lip, inner aspect

Upper lip:

buccal aspect

frenulum

mucosa

oral aspect

140.4                 Lower lip, inner aspect

Lower lip:

buccal aspect

frenulum

mucosa

oral aspect

140.5                 Lip, unspecified, inner aspect

Lip, not specified whether upper or lower:

buccal aspect

frenulum

mucosa

oral aspect

140.6                 Commissure of lip

Labial commissure

140.8                 Other sites of lip

Malignant neoplasm of contiguous or overlapping sites of lip whose point of origin cannot be determined

140.9                 Lip, unspecified, vermilion border

Lip, not specified as upper or lower:

NOS

external

lipstick area

141                           Malignant neoplasm of tongue

141.0                 Base of tongue

Dorsal surface of base of tongue

Fixed part of tongue NOS

141.1                 Dorsal surface of tongue

Anterior two-thirds of tongue, dorsal surface

Dorsal tongue NOS

Midline of tongue

Excludes:              dorsal surface of base of tongue (141.0)

141.2                 Tip and lateral border of tongue

141.3                 Ventral surface of tongue

Anterior two-thirds of tongue, ventral surface

Frenulum linguae

141.4                 Anterior two-thirds of tongue, part unspecified

Mobile part of tongue NOS

141.5                 Junctional zone

Border of tongue at junction of fixed and mobile parts at insertion of anterior tonsillar pillar

141.6                 Lingual tonsil

141.8                 Other sites of tongue

Malignant neoplasm of contiguous or overlapping sites of tongue whose point of origin cannot be determined

141.9                 Tongue, unspecified

Tongue NOS

142                           Malignant neoplasm of major salivary glands

Includes:               salivary ducts

Excludes:              malignant neoplasm of minor salivary glands:

NOS (145.9)

buccal mucosa (145.0)

soft palate (145.3)

tongue (141.0-141.9)

tonsil, palatine (146.0)

142.0                 Parotid gland

142.1                 Submandibular gland

Submaxillary gland

142.2                 Sublingual gland

142.8                 Other major salivary glands

Malignant neoplasm of contiguous or overlapping sites of salivary glands and ducts whose point of origin cannot be determined

142.9                 Salivary gland, unspecified

Salivary gland (major) NOS

143                           Malignant neoplasm of gum

Includes:               alveolar (ridge) mucosa

gingiva (alveolar) (marginal)

interdental papillae

Excludes:              malignant odontogenic neoplasms (170.0-170.1)

143.0                 Upper gum

143.1                 Lower gum

143.8                 Other sites of gum

Malignant neoplasm of contiguous or overlapping sites of gum whose point of origin cannot be determined

143.9                 Gum, unspecified

144                           Malignant neoplasm of floor of mouth

144.0                 Anterior portion

Anterior to the premolar-canine junction

144.1                 Lateral portion

144.8                 Other sites of floor of mouth

Malignant neoplasm of contiguous or overlapping sites of floor of mouth whose point of origin cannot be determined

144.9                 Floor of mouth, part unspecified

145                           Malignant neoplasm of other and unspecified parts of mouth

Excludes:              mucosa of lips (140.0-140.9)

145.0                 Cheek mucosa

Buccal mucosa

Cheek, inner aspect

145.1                 Vestibule of mouth

Buccal sulcus (upper) (lower)

Labial sulcus (upper) (lower)

145.2                 Hard palate

145.3                 Soft palate

Excludes:              nasopharyngeal [posterior] [superior] surface of soft palate (147.3)

145.4                 Uvula

145.5                 Palate, unspecified

Junction of hard and soft palate

Roof of mouth

145.6                 Retromolar area

145.8                 Other specified parts of mouth

Malignant neoplasm of contiguous or overlapping sites of mouth whose point of origin cannot be determined

145.9                 Mouth, unspecified

Buccal cavity NOS

Minor salivary gland, unspecified site

Oral cavity NOS

146                           Malignant neoplasm of oropharynx

146.0                 Tonsil

Tonsil:

NOS

faucial

palatine

Excludes:              lingual tonsil (141.6)

pharyngeal tonsil (147.1)

146.1                 Tonsillar fossa

146.2                 Tonsillar pillars (anterior) (posterior)

Faucial pillar

Glossopalatine fold

Palatoglossal arch

Palatopharyngeal arch

146.3                 Vallecula

Anterior and medial surface of the pharyngoepiglottic fold

146.4                 Anterior aspect of epiglottis

Epiglottis, free border [margin]

Glossoepiglottic fold(s)

Excludes:              epiglottis:

NOS (161.1)

suprahyoid portion (161.1)

146.5                 Junctional region

Junction of the free margin of the epiglottis, the aryepiglottic fold, and the pharyngoepiglottic fold

146.6                 Lateral wall of oropharynx

146.7                 Posterior wall of oropharynx

146.8                 Other specified sites of oropharynx

Branchial cleft

Malignant neoplasm of contiguous or overlapping sites of oropharynx whose point of origin cannot be determined

146.9                 Oropharynx, unspecified

147                           Malignant neoplasm of nasopharynx

147.0                 Superior wall

Roof of nasopharynx

147.1                 Posterior wall

Adenoid

Pharyngeal tonsil

147.2                 Lateral wall

Fossa of Rosenmüller

Opening of auditory tube

Pharyngeal recess

147.3                 Anterior wall

Floor of nasopharynx

Nasopharyngeal [posterior] [superior] surface of soft palate

Posterior margin of nasal septum and choanae

147.8                 Other specified sites of nasopharynx

Malignant neoplasm of contiguous or overlapping sites of nasopharynx whose point of origin cannot be determined

147.9       Nasopharynx, unspecified

Nasopharyngeal wall NOS

148          Malignant neoplasm of hypopharynx

148.0       Postcricoid region

148.1       Pyriform sinus

Pyriform fossa

148.2       Aryepiglottic fold, hypopharyngeal aspect

Aryepiglottic fold or interarytenoid fold:

NOS

marginal zone

Excludes:               aryepiglottic fold or interarytenoid fold, laryngeal aspect (161.1)

148.3       Posterior hypopharyngeal wall

148.8       Other specified sites of hypopharynx

Malignant neoplasm of contiguous or overlapping sites of hypopharynx whose point of origin cannot be determined

148.9       Hypopharynx, unspecified

Hypopharyngeal wall NOS

Hypopharynx NOS

149          Malignant neoplasm of other and ill-defined sites within the lip, oral cavity, and pharynx

149.0       Pharynx, unspecified

149.1       Waldeyer’s ring

149.8       Other

Malignant neoplasms of lip, oral cavity, and pharynx whose point of origin cannot be assigned to any one of the categories 140-148

Excludes:               “book leaf” neoplasm [ventral surface of tongue and floor of mouth] (145.8)

149.9       Ill-defined

MALIGNANT NEOPLASM OF DIGESTIVE ORGANS AND PERITONEUM (150-159)

Excludes:               carcinoma in situ (230.1-230.9)

150          Malignant neoplasm of esophagus

150.0       Cervical esophagus

150.1       Thoracic esophagus

150.2       Abdominal esophagus

Excludes:               adenocarcinoma (151.0)

cardio-esophageal junction (151.0)

150.3       Upper third of esophagus

Proximal third of esophagus

150.4       Middle third of esophagus

150.5       Lower third of esophagus

Distal third of esophagus

Excludes:               adenocarcinoma (151.0)

cardio-esophageal junction (151.0)

150.8       Other specified part

Malignant neoplasm of contiguous or overlapping sites of esophagus whose point of origin cannot be determined

150.9       Esophagus, unspecified

151          Malignant neoplasm of stomach

Excludes:               benign carcinoid tumor of stomach (209.63)

malignant carcinoid tumor of stomach (209.63)

151.0       Cardia

Cardiac orifice

Cardio-esophageal junction

Excludes:               squamous cell carcinoma (150.2, 150.5)

151.1       Pylorus

Prepylorus

Pyloric canal

151.2       Pyloric antrum

Antrum of stomach NOS

151.3       Fundus of stomach

151.4       Body of stomach

151.5       Lesser curvature, unspecified

Lesser curvature, not classifiable to 151.1-151.4

151.6       Greater curvature, unspecified

Greater curvature, not classifiable to 151.0-151.4

151.8       Other specified sites of stomach

Anterior wall, not classifiable to 151.0-151.4

Posterior wall, not classifiable to 151.0-151.4

Malignant neoplasm of contiguous or overlapping sites of stomach whose point of origin cannot be determined

151.9       Stomach, unspecified

Carcinoma ventriculi

Gastric cancer

152          Malignant neoplasm of small intestine, including duodenum

Excludes:               benign carcinoid tumor of small intestine and duodenum (209.40-209.43)

malignant carcinoid tumor of small intestine and duodenum (209.00-209.03)

152.0       Duodenum

152.1       Jejunum

152.2       Ileum

Excludes:               ileocecal valve (153.4)

152.3       Meckel’s diverticulum

152.8       Other specified sites of small intestine

Duodenojejunal junction

Malignant neoplasm of contiguous or overlapping sites of small intestine whose point of origin cannot be determined

152.9       Small intestine, unspecified

153          Malignant neoplasm of colon

Excludes:               benign carcinoid tumor of colon (209.50-209.56)

malignant carcinoid tumor of colon (209.10-209.16)

153.0       Hepatic flexure

153.1       Transverse colon

153.2       Descending colon

Left colon

153.3       Sigmoid colon

Sigmoid (flexure)

Excludes:               rectosigmoid junction (154.0)

153.4       Cecum

Ileocecal valve

153.5       Appendix

153.6       Ascending colon

Right colon

153.7       Splenic flexure

153.8       Other specified sites of large intestine

Malignant neoplasm of contiguous or overlapping sites of colon whose point of origin cannot be determined

Excludes:               ileocecal valve (153.4)

rectosigmoid junction (154.0)

153.9       Colon, unspecified

Large intestine NOS

154          Malignant neoplasm of rectum, rectosigmoid junction, and anus

Excludes:               benign carcinoid tumor of rectum (209.57)

malignant carcinoid tumor of rectum (209.17)

154.0       Rectosigmoid junction

Colon with rectum

Rectosigmoid (colon)

154.1       Rectum

Rectal ampulla

154.2       Anal canal

Anal sphincter

Excludes:               skin of anus (172.5, 173.5)

154.3       Anus, unspecified

Excludes:               anus:

margin (172.5, 173.5)

skin (172.5, 173.5)

perianal skin (172.5, 173.5)

154.8       Other

Anorectum

Cloacogenic zone

Malignant neoplasm of contiguous or overlapping sites of rectum, rectosigmoid junction, and anus whose point of origin cannot be determined

155          Malignant neoplasm of liver and intrahepatic bile ducts

155.0       Liver, primary

Carcinoma:

liver, specified as primary

hepatocellular

liver cell

Hepatoblastoma

155.1       Intrahepatic bile ducts

Canaliculi biliferi

Interlobular:

bile ducts

biliary canals

Intrahepatic:

biliary passages

canaliculi

gall duct

Excludes:               hepatic duct (156.1)

155.2       Liver, not specified as primary or secondary

156          Malignant neoplasm of gallbladder and extrahepatic bile ducts

156.0       Gallbladder

156.1       Extrahepatic bile ducts

Biliary duct or passage

NOS

Common bile duct

Cystic duct

Hepatic duct

Sphincter of Oddi

156.2       Ampulla of Vater

156.8       Other specified sites of gallbladder and extrahepatic bile ducts

Malignant neoplasm of contiguous or overlapping sites of gallbladder and extrahepatic bile ducts whose point of origin cannot be determined

156.9       Biliary tract, part unspecified

Malignant neoplasm involving both intrahepatic and extrahepatic bile ducts

157          Malignant neoplasm of pancreas

157.0       Head of pancreas

157.1       Body of pancreas

157.2       Tail of pancreas

157.3       Pancreatic duct

Duct of:

Santorini

Wirsung

157.4       Islets of Langerhans

Islets of Langerhans, any part of pancreas

Use additional code to identify any functional activity

157.8       Other specified sites of pancreas

Ectopic pancreatic tissue

Malignant neoplasm of contiguous or overlapping sites of pancreas whose point of origin cannot be determined

157.9       Pancreas, part unspecified

158          Malignant neoplasm of retroperitoneum and peritoneum

158.0       Retroperitoneum

Periadrenal tissue

Perinephric tissue

Perirenal tissue

Retrocecal tissue

158.8       Specified parts of peritoneum

Cul-de-sac (of Douglas)

Mesentery

Mesocolon

Omentum

Peritoneum:

parietal

pelvic

Rectouterine pouch

Malignant neoplasm of contiguous or overlapping sites of retroperitoneum and peritoneum whose point of origin cannot be determined

158.9       Peritoneum, unspecified

159          Malignant neoplasm of other and ill-defined sites within the digestive organs and peritoneum

159.0       Intestinal tract, part unspecified

Intestine NOS

159.1       Spleen, not elsewhere classified

Angiosarcoma of spleen

Fibrosarcoma of spleen

Excludes:               Hodgkin’s disease (201.0-201.9)

lymphosarcoma (200.1)

reticulosarcoma (200.0)

159.8       Other sites of digestive system and intra-abdominal organs

Malignant neoplasm of digestive organs and peritoneum whose point of origin cannot be assigned to any one of the categories 150-158

Excludes:               anus and rectum (154.8)

cardio-esophageal junction (151.0)

colon and rectum (154.0)

159.9       Ill-defined

Alimentary canal or tract NOS

Gastrointestinal tract NOS

Excludes:               abdominal NOS (195.2)

intra-abdominal NOS (195.2)

MALIGNANT NEOPLASM OF RESPIRATORY AND INTRATHORACIC ORGANS (160-165)

Excludes:               carcinoma in situ (231.0-231.9)

160          Malignant neoplasm of nasal cavities, middle ear, and accessory sinuses

160.0       Nasal cavities

Cartilage of nose

Conchae, nasal

Internal nose

Septum of nose

Vestibule of nose

Excludes:               nasal bone (170.0)

nose NOS (195.0)

olfactory bulb (192.0)

posterior margin of septum and choanae (147.3)

skin of nose (172.3, 173.3)

turbinates (170.0)

160.1       Auditory tube, middle ear, and mastoid air cells

Antrum tympanicum

Eustachian tube

Tympanic cavity

Excludes:               auditory canal (external) (172.2, 173.2)

bone of ear (meatus) (170.0)

cartilage of ear (171.0)

ear (external) (skin) (172.2, 173.2)

160.2       Maxillary sinus

Antrum (Highmore) (maxillary)

160.3       Ethmoidal sinus

160.4       Frontal sinus

160.5       Sphenoidal sinus

160.8       Other

Malignant neoplasm of contiguous or overlapping sites of nasal cavities, middle ear, and accessory sinuses whose point of origin cannot be determined

160.9       Accessory sinus, unspecified

161          Malignant neoplasm of larynx

161.0       Glottis

Intrinsic larynx

Laryngeal commissure (anterior) (posterior)

True vocal cord

Vocal cord NOS

161.1       Supraglottis

Aryepiglottic fold or interarytenoid fold, laryngeal aspect

Epiglottis (suprahyoid portion) NOS

Extrinsic larynx

False vocal cords

Posterior (laryngeal) surface of epiglottis

Ventricular bands

Excludes:               anterior aspect of epiglottis (146.4)

aryepiglottic fold or interarytenoid fold:

NOS (148.2)

hypopharyngeal aspect (148.2)

marginal zone (148.2)

161.2       Subglottis

161.3       Laryngeal cartilages

Cartilage:

arytenoid

cricoid

cuneiform

thyroid

161.8       Other specified sites of larynx

Malignant neoplasm of contiguous or overlapping sites of larynx whose point of origin cannot be determined

161.9       Larynx, unspecified

162          Malignant neoplasm of trachea, bronchus, and lung

Excludes:               benign carcinoid tumor of bronchus (209.61)

malignant carcinoid tumor of bronchus (209.21)

162.0       Trachea

Cartilage of trachea

Mucosa of trachea

162.2       Main bronchus

Carina

Hilus of lung

162.3       Upper lobe, bronchus or lung

162.4       Middle lobe, bronchus or lung

162.5       Lower lobe, bronchus or lung

162.8       Other parts of bronchus or lung

Malignant neoplasm of contiguous or overlapping sites of bronchus or lung whose point of origin cannot be determined

162.9       Bronchus and lung, unspecified

163          Malignant neoplasm of pleura

163.0       Parietal pleura

163.1       Visceral pleura

163.8       Other specified sites of pleura

Malignant neoplasm of contiguous or overlapping sites of pleura whose point of origin cannot be determined

163.9       Pleura, unspecified

164          Malignant neoplasm of thymus, heart, and mediastinum

164.0       Thymus

Excludes:               benign carcinoid tumor of the thymus (209.62)

malignant carcinoid tumor of the thymus (209.22)

164.1       Heart

Endocardium

Epicardium

Myocardium

Pericardium

Excludes:               great vessels (171.4)

164.2       Anterior mediastinum

164.3       Posterior mediastinum

164.8       Other

Malignant neoplasm of contiguous or overlapping sites of thymus, heart, and mediastinum whose point of origin cannot be determined

164.9       Mediastinum, part unspecified

165          Malignant neoplasm of other and ill-defined sites within the respiratory system and intrathoracic organs

165.0       Upper respiratory tract, part unspecified

165.8       Other

Malignant neoplasm of respiratory and intrathoracic organs whose point of origin cannot be assigned to any one of the categories 160-164

165.9       Ill-defined sites within the respiratory system

Respiratory tract NOS

Excludes:               intrathoracic NOS (195.1)

thoracic NOS (195.1)

MALIGNANT NEOPLASM OF BONE, CONNECTIVE TISSUE, SKIN, AND BREAST (170-176)

Excludes:               carcinoma in situ:

breast (233.0)

skin (232.0-232.9)

170          Malignant neoplasm of bone and articular cartilage

Includes:                cartilage (articular) (joint)

periosteum

Excludes:               bone marrow NOS (202.9)

cartilage:

ear (171.0)

eyelid (171.0)

larynx (161.3)

nose (160.0)

synovia (171.0-171.9)

170.0       Bones of skull and face, except mandible

Bone:

ethmoid

frontal

malar

nasal

occipital

orbital

parietal

sphenoid

temporal

zygomatic

Maxilla (superior)

Turbinate

Upper jaw bone

Vomer

Excludes:               carcinoma, any type except intraosseous or odontogenic:

maxilla, maxillary (sinus) (160.2)

upper jaw bone (143.0)

jaw bone (lower) (170.1)

170.1       Mandible

Inferior maxilla

Jaw bone NOS

Lower jaw bone

Excludes:               carcinoma, any type except intraosseous or odontogenic:

jaw bone NOS (143.9)

lower (143.1)

upper jaw bone (170.0)

170.2       Vertebral column, excluding sacrum and coccyx

Spinal column

Spine

Vertebra

Excludes:               sacrum and coccyx (170.6)

170.3       Ribs, sternum, and clavicle

Costal cartilage

Costovertebral joint

Xiphoid process

170.4       Scapula and long bones of upper limb

Acromion

Bones NOS of upper limb

Humerus

Radius

Ulna

170.5       Short bones of upper limb

Carpal

Cuneiform, wrist

Metacarpal

Navicular, of hand

Phalanges of hand

Pisiform

Scaphoid (of hand)

Semilunar or lunate

Trapezium

Trapezoid

Unciform

170.6       Pelvic bones, sacrum, and coccyx

Coccygeal vertebra

Ilium

Ischium

Pubic bone

Sacral vertebra

170.7       Long bones of lower limb

Bones NOS of lower limb

Femur

Fibula

Tibia

170.8       Short bones of lower limb

Astragalus [talus]

Calcaneus

Cuboid

Cuneiform, ankle

Metatarsal

Navicular (of ankle)

Patella

Phalanges of foot

Tarsal

170.9       Bone and articular cartilage, site unspecified

171          Malignant neoplasm of connective and other soft tissue

Includes:                blood vessel

bursa

fascia

fat

ligament, except uterine

muscle

peripheral, sympathetic, and parasympathetic nerves and ganglia synovia

tendon (sheath)

Excludes:               cartilage (of):

articular (170.0-170.9)

larynx (161.3)

nose (160.0)

connective tissue:

breast (174.0-175.9)

internal organs code to malignant neoplasm of the site [e.g., leiomyosarcoma of stomach, 151.9]

heart (164.1)

uterine ligament (183.4)

171.0       Head, face, and neck

Cartilage of:

ear

eyelid

171.2       Upper limb, including shoulder

Arm

Finger

Forearm

Hand

171.3       Lower limb, including hip

Foot

Leg

Popliteal space

Thigh

Toe

171.4       Thorax

Axilla

Diaphragm

Great vessels

Excludes:               heart (164.1)

mediastinum (164.2-164.9)

thymus (164.0)

171.5       Abdomen

Abdominal wall

Hypochondrium

Excludes:               peritoneum (158.8)

retroperitoneum (158.0)

171.6       Pelvis

Buttock

Groin

Inguinal region

Perineum

Excludes:               pelvic peritoneum (158.8)

retroperitoneum (158.0)

uterine ligament, any (183.3-183.5)

171.7       Trunk, unspecified

Back NOS

Flank NOS

171.8       Other specified sites of connective and other soft tissue

Malignant neoplasm of contiguous or overlapping sites of connective tissue whose point of origin cannot be determined

171.9       Connective and other soft tissue, site unspecified

172          Malignant melanoma of skin

Includes:                melanocarcinoma

melanoma in situ of skin

melanoma (skin) NOS

Excludes:               skin of genital organs (184.0-184.9, 187.1-187.9)

sites other than skin - code to malignant neoplasm of the site

172.0       Lip

Excludes:               vermilion border of lip (140.0-140.1, 140.9)

172.1       Eyelid, including canthus

172.2       Ear and external auditory canal

Auricle (ear)

Auricular canal, external

External [acoustic] meatus

Pinna

172.3       Other and unspecified parts of face

Cheek (external)

Chin

Eyebrow

Forehead

Nose, external

Temple

172.4       Scalp and neck

172.5       Trunk, except scrotum

Axilla

Breast

Buttock

Groin

Perianal skin

Perineum

Umbilicus

Excludes:               anal canal (154.2)

anus NOS (154.3)

scrotum (187.7)

172.6       Upper limb, including shoulder

Arm

Finger

Forearm

Hand

172.7       Lower limb, including hip

Ankle

Foot

Heel

Knee

Leg

Popliteal area

Thigh

Toe

172.8       Other specified sites of skin

Malignant melanoma of contiguous or overlapping sites of skin whose point of origin cannot be determined

172.9       Melanoma of skin, site unspecified

173          Other malignant neoplasm of skin

Includes:               malignant neoplasm of:

sebaceous glands

sudoriferous, sudoriparous glands

sweat glands

Excludes:               Kaposi’s sarcoma (176.0-176.9)

malignant melanoma of skin (172.0-172.9)

skin of genital organs (184.0-184.9, 187.1-187.9)

173.0       Skin of lip

Excludes:               vermilion border of lip (140.0-140.1, 140.9)

173.1       Eyelid, including canthus

Excludes:               cartilage of eyelid (171.0)

173.2       Skin of ear and external auditory canal

Auricle (ear)

Auricular canal, external

External meatus

Pinna

Excludes:               cartilage of ear (171.0)

173.3       Skin of other and unspecified parts of face

Cheek, external

Chin

Eyebrow

Forehead

Nose, external

Temple

173.4       Scalp and skin of neck

173.5       Skin of trunk, except scrotum

Axillary fold

Perianal skin

Skin of:

abdominal wall

anus

back

breast

buttock

chest wall

groin

perineum

Umbilicus

Excludes:               anal canal (154.2)

anus NOS (154.3)

skin of scrotum (187.7)

173.6                     Skin of upper limb, including shoulder

Arm

Finger

Forearm

Hand

173.7                     Skin of lower limb, including hip

Ankle

Foot

Heel

Knee

Leg

Popliteal area

Thigh

Toe

173.8                     Other specified sites of skin

Malignant neoplasm of contiguous or overlapping sites of skin whose point of origin cannot be determined

173.9                     Skin, site unspecified

174                              Malignant neoplasm of female breast

Includes:                breast (female)

connective tissue

soft parts

Paget’s disease of:

breast

nipple

Use additional code to identify estrogen receptor status (V86.0, V86.1)

Excludes:               skin of breast (172.5, 173.5)

174.0                     Nipple and areola

174.1                     Central portion

174.2                     Upper-inner quadrant

174.3                     Lower-inner quadrant

174.4                     Upper-outer quadrant

174.5                     Lower-outer quadrant

174.6                     Axillary tail

174.8                     Other specified sites of female breast

Ectopic sites

Inner breast

Lower breast

Midline of breast

Outer breast

Upper breast

Malignant neoplasm of contiguous or overlapping sites of breast whose point of origin cannot be determined

174.9                     Breast (female), unspecified

175                              Malignant neoplasm of male breast

Use additional code to identify estrogen receptor status (V86.0, V86.1)

Excludes:               skin of breast (172.5, 173.5)

175.0                     Nipple and areola

175.9                     Other and unspecified sites of male breast

Ectopic breast tissue, male

176                              Kaposi’s sarcoma

176.0                     Skin

176.1                     Soft tissue

Blood vessel

Connective tissue

Fascia

Ligament

Lymphatic(s) NEC

Muscle

Excludes:               lymph glands and nodes (176.5)

176.2                     Palate

176.3                     Gastrointestinal sites

176.4                     Lung

176.5                     Lymph nodes

176.8                     Other specified sites

Oral cavity NEC

176.9                     Unspecified

Viscera NOS

MALIGNANT NEOPLASM OF GENITOURINARY ORGANS (179-189)

Excludes:               carcinoma in situ (233.1-233.9)

179                              Malignant neoplasm of uterus, part unspecified

180                              Malignant neoplasm of cervix uteri

Includes:                invasive malignancy [carcinoma]

Excludes:               carcinoma in situ (233.1)

180.0                     Endocervix

Cervical canal NOS

Endocervical canal

Endocervical gland

180.1                     Exocervix

180.8                     Other specified sites of cervix

Cervical stump

Squamocolumnar junction of cervix

Malignant neoplasm of contiguous or overlapping sites of cervix uteri whose point of origin cannot be determined

180.9                     Cervix uteri, unspecified

181                              Malignant neoplasm of placenta

Choriocarcinoma NOS

Chorioepithelioma NOS

Excludes:               chorioadenoma (destruens) (236.1)

hydatidiform mole (630)

malignant (236.1)

invasive mole (236.1)

male choriocarcinoma NOS (186.0-186.9)

182                              Malignant neoplasm of body of uterus

Excludes:               carcinoma in situ (233.2)

182.0                     Corpus uteri, except isthmus

Cornu

Endometrium

Fundus

Myometrium

182.1                     Isthmus

Lower uterine segment

182.8                     Other specified sites of body of uterus

Malignant neoplasm of contiguous or overlapping sites of body of uterus whose point of origin cannot be determined

Excludes:               uterus NOS (179)

183                              Malignant neoplasm of ovary and other uterine adnexa

Excludes:               Douglas’ cul-de-sac (158.8)

183.0                     Ovary

Use additional code to identify any functional activity

183.2                     Fallopian tube

Oviduct

Uterine tube

183.3                     Broad ligament

Mesovarium

Parovarian region

183.4                     Parametrium

Uterine ligament NOS

Uterosacral ligament

183.5                     Round ligament

183.8                     Other specified sites of uterine adnexa

Tubo-ovarian

Utero-ovarian

Malignant neoplasm of contiguous or overlapping sites of ovary and other uterine adnexa whose point of origin cannot be determined

183.9                     Uterine adnexa, unspecified

184                              Malignant neoplasm of other and unspecified female genital organs

Excludes:               carcinoma in situ (233.30-233.39)

184.0                     Vagina

Gartner’s duct

Vaginal vault

184.1                     Labia majora

Greater vestibular [Bartholin’s] gland

184.2                     Labia minora

184.3                     Clitoris

184.4                     Vulva, unspecified

External female genitalia NOS

Pudendum

184.8                     Other specified sites of female genital organs

Malignant neoplasm of contiguous or overlapping sites of female genital organs whose point of origin cannot be determined

184.9                     Female genital organ, site unspecified

Female genitourinary tract NOS

185                              Malignant neoplasm of prostate

Excludes:               seminal vesicles (187.8)

186                              Malignant neoplasm of testis

Use additional code to identify any functional activity

186.0                     Undescended testis

Ectopic testis

Retained testis

186.9                     Other and unspecified testis

Testis:

NOS

descended

scrotal

187                              Malignant neoplasm of penis and other male genital organs

187.1                     Prepuce

Foreskin

187.2                     Glans penis

187.3                     Body of penis

Corpus cavernosum

187.4                     Penis, part unspecified

Skin of penis NOS

187.5                     Epididymis

187.6                     Spermatic cord

Vas deferens

187.7                     Scrotum

Skin of scrotum

187.8                     Other specified sites of male genital organs

Seminal vesicle

Tunica vaginalis

Malignant neoplasm of contiguous or overlapping sites of penis and other male genital organs whose point of origin cannot be determined

187.9                     Male genital organ, site unspecified

Male genital organ or tract NOS

188                              Malignant neoplasm of bladder

Excludes:               carcinoma in situ (233.7)

188.0                     Trigone of urinary bladder

188.1                     Dome of urinary bladder

188.2                     Lateral wall of urinary bladder

188.3                     Anterior wall of urinary bladder

188.4                     Posterior wall of urinary bladder

188.5                     Bladder neck

Internal urethral orifice

188.6                     Ureteric orifice

188.7                     Urachus

188.8                     Other specified sites of bladder

Malignant neoplasm of contiguous or overlapping sites of bladder whose point of origin cannot be determined

188.9                     Bladder, part unspecified

Bladder wall NOS

189                              Malignant neoplasm of kidney and other and unspecified urinary organs

Excludes:               benign carcinoid tumor of kidney (209.64)

malignant carcinoid tumor of kidney (209.64)

189.0                     Kidney, except pelvis

Kidney NOS

Kidney parenchyma

189.1                     Renal pelvis

Renal calyces

Ureteropelvic junction

189.2                     Ureter

Excludes:                                              ureteric orifice of bladder (188.6)

189.3                     Urethra

Excludes:                                              urethral orifice of bladder (188.5)

189.4                     Paraurethral glands

189.8                     Other specified sites of urinary organs

Malignant neoplasm of contiguous or overlapping sites of kidney and other urinary organs whose point of origin cannot be determined

189.9                     Urinary organ, site unspecified

Urinary system NOS

MALIGNANT NEOPLASM OF OTHER AND UNSPECIFIED SITES (190-199)

Excludes:               carcinoma in situ (234.0-234.9)

190                              Malignant neoplasm of eye

Excludes:               carcinoma in situ (234.0)

dark area on retina and choroid (239.81)

eyelid (skin) (172.1, 173.1)

cartilage (171.0)

optic nerve (192.0)

orbital bone (170.0)

retinal freckle (239.81)

190.0                     Eyeball, except conjunctiva, cornea, retina, and choroid

Ciliary body

Crystalline lens

Iris

Sclera

Uveal tract

190.1                     Orbit

Connective tissue of orbit

Extraocular muscle

Retrobulbar

Excludes:               bone of orbit (170.0)

190.2                     Lacrimal gland

190.3                     Conjunctiva

190.4                     Cornea

190.5                     Retina

190.6                     Choroid

190.7                     Lacrimal duct

Lacrimal sac

Nasolacrimal duct

190.8                     Other specified sites of eye

Malignant neoplasm of contiguous or overlapping sites of eye whose point of origin cannot be determined

190.9                     Eye, part unspecified

191                              Malignant neoplasm of brain

Excludes:               cranial nerves (192.0)

retrobulbar area (190.1)

191.0                     Cerebrum, except lobes and ventricles

Basal ganglia

Cerebral cortex

Corpus striatum

Globus pallidus

Hypothalamus

Thalamus

191.1                     Frontal lobe

191.2                     Temporal lobe

Hippocampus

Uncus

191.3                     Parietal lobe

191.4                     Occipital lobe

191.5                     Ventricles

Choroid plexus

Floor of ventricle

191.6                     Cerebellum NOS

Cerebellopontine angle

191.7                     Brain stem

Cerebral peduncle

Medulla oblongata

Midbrain

Pons

191.8                     Other parts of brain

Corpus callosum

Tapetum

Malignant neoplasm of contiguous or overlapping sites of brain whose point of origin cannot be determined

191.9                     Brain, unspecified

Cranial fossa NOS

192                              Malignant neoplasm of other and unspecified parts of nervous system

Excludes:               peripheral, sympathetic, and parasympathetic nerves and ganglia (171.0-171.9)

192.0                     Cranial nerves

Olfactory bulb

192.1                     Cerebral meninges

Dura (mater)

Falx (cerebelli) (cerebri)

Meninges NOS

Tentorium

192.2                     Spinal cord

Cauda equina

192.3                     Spinal meninges

192.8                     Other specified sites of nervous system

Malignant neoplasm of contiguous or overlapping sites of other parts of nervous system whose point of origin cannot be determined

192.9                     Nervous system, part unspecified

Nervous system (central) NOS

Excludes:               meninges NOS (192.1)

193                              Malignant neoplasm of thyroid gland

Thyroglossal duct

Use additional code to identify any functional activity

194                              Malignant neoplasm of other endocrine glands and related structures

Excludes:               islets of Langerhans (157.4)

neuroendocrine tumors (209.00-209.69)

ovary (183.0)

testis (186.0-186.9)

thymus (164.0)

194.0                     Adrenal gland

Adrenal cortex

Adrenal medulla

Suprarenal gland

194.1                     Parathyroid gland

194.3                     Pituitary gland and craniopharyngeal duct

Craniobuccal pouch

Hypophysis

Rathke’s pouch

Sella turcica

194.4                     Pineal gland

194.5                     Carotid body

194.6                     Aortic body and other paraganglia

Coccygeal body

Glomus jugulare

Para-aortic body

194.8                     Other

Pluriglandular involvement NOS

Note:                   If the sites of multiple involvements are known, they should be coded separately.

194.9                     Endocrine gland, site unspecified

195                              Malignant neoplasm of other and ill-defined sites

Includes:                malignant neoplasms of contiguous sites, not elsewhere classified, whose point of origin cannot be determined

Excludes:               malignant neoplasm:

lymphatic and hematopoietic tissue (200.0-208.9)

secondary sites (196.0-198.8)

unspecified site (199.0-199.1)

195.0                     Head, face, and neck

Cheek NOS

Jaw NOS

Nose NOS

Supraclavicular region NOS

195.1                     Thorax

Axilla

Chest (wall) NOS

Intrathoracic NOS

195.2                     Abdomen

Intra-abdominal NOS

195.3                     Pelvis

Groin

Inguinal region NOS

Presacral region

Sacrococcygeal region

Sites overlapping systems within pelvis, as:

rectovaginal (septum)

rectovesical (septum)

195.4                     Upper limb

195.5                     Lower limb

195.8                     Other specified sites

Back NOS

Flank NOS

Trunk NOS

196                              Secondary and unspecified malignant neoplasm of lymph nodes

Excludes:               any malignant neoplasm of lymph nodes, specified as primary (200.0-202.9)

Hodgkin’s disease (201.0-201.9)

lymphosarcoma (200.1)

reticulosarcoma (200.0)

other forms of lymphoma (202.0-202.9)

secondary neuroendocrine tumor of (distant) lymph nodes (209.71)

196.0                     Lymph nodes of head, face, and neck

Cervical

Cervicofacial

Scalene

Supraclavicular

196.1                     Intrathoracic lymph nodes

Bronchopulmonary

Intercostal

Mediastinal

Tracheobronchial

196.2                     Intra-abdominal lymph nodes

Intestinal

Mesenteric

Retroperitoneal

196.3                     Lymph nodes of axilla and upper limb

Brachial

Epitrochlear

Infraclavicular

Pectoral

196.5                     Lymph nodes of inguinal region and lower limb

Femoral

Groin

Popliteal

Tibial

196.6                     Intrapelvic lymph nodes

Hypogastric

Iliac

Obturator

Parametrial

196.8                     Lymph nodes of multiple sites

196.9                     Site unspecified

Lymph nodes NOS

197                              Secondary malignant neoplasm of respiratory and digestive systems

Excludes:               lymph node metastasis (196.0-196.9)

secondary neuroendocrine tumor of liver (209.72)

secondary neuroendocrine tumor of respiratory organs (209.79)

197.0                     Lung

Bronchus

197.1                     Mediastinum

197.2                     Pleura

197.3                     Other respiratory organs

Trachea

197.4                     Small intestine, including duodenum

197.5                     Large intestine and rectum

197.6                     Retroperitoneum and peritoneum

197.7                     Liver, specified as secondary

197.8                     Other digestive organs and spleen

198          Secondary malignant neoplasm of other specified sites

Excludes:               lymph node metastasis (196.0-196.9)

secondary neuroendocrine tumor of other specified sites (209.79)

198.0       Kidney

198.1       Other urinary organs

198.2       Skin

Skin of breast

198.3       Brain and spinal cord

198.4       Other parts of nervous system

Meninges (cerebral) (spinal)

198.5       Bone and bone marrow

198.6       Ovary

198.7       Adrenal gland

Suprarenal gland

198.8       Other specified sites

198.81 Breast

Excludes:               skin of breast (198.2)

198.82 Genital organs

198.89 Other

Excludes:               retroperitoneal lymph nodes (196.2)

199          Malignant neoplasm without specification of site

Excludes:               malignant carcinoid tumor of unknown primary site (209.20)

malignant (poorly differentiated) neuroendocrine carcinoma, any site (209.30)

malignant (poorly differentiated) neuroendocrine tumor, any site (209.30)

neuroendocrine carcinoma (high grade), any site (209.30)

199.0       Disseminated

Carcinomatosis unspecified site (primary) (secondary)

Generalized:

cancer unspecified site (primary) (secondary)

malignancy unspecified site (primary) (secondary)

Multiple cancer unspecified site (primary) (secondary)

199.1       Other

Cancer unspecified site (primary) (secondary)

Carcinoma unspecified site (primary) (secondary)

Malignancy unspecified site (primary) (secondary)

199.2       Malignant neoplasm associated with transplanted organ

Code first complication of transplanted organ (996.80-996.89)

Use additional code for specific malignancy

MALIGNANT NEOPLASM OF LYMPHATIC AND HEMATOPOIETIC TISSUE (200-208)

Excludes:               autoimmune lymphoproliferative syndrome (279.41)

secondary neoplasm of:

bone marrow (198.5)

spleen (197.8)

secondary and unspecified neoplasm of lymph nodes (196.0-196.9)

The following fifth-digit subclassification is for use with categories 200-202:

0  unspecified site, extranodal and solid organ sites

1  lymph nodes of head, face, and neck

2  intrathoracic lymph nodes

3  intra-abdominal lymph nodes

4  lymph nodes of axilla and upper limb

5  lymph nodes of inguinal region and lower limb

6  intrapelvic lymph nodes

7  spleen

8  lymph nodes of multiple sites

200          Lymphosarcoma and reticulosarcoma and other specified malignant tumors of lymphatic tissue

Requires fifth digit. See note before section 200 for codes and definitions.

200.0       Reticulosarcoma

[0-8]

Lymphoma (malignant):

histiocytic (diffuse):

nodular

pleomorphic cell type

reticulum cell type

Reticulum cell sarcoma:

NOS

pleomorphic cell type

200.1       Lymphosarcoma

[0-8]

Lymphoblastoma (diffuse)

Lymphoma (malignant):

lymphoblastic (diffuse)

lymphocytic (cell type) (diffuse)

lymphosarcoma type

Lymphosarcoma:

NOS

diffuse NOS

lymphoblastic (diffuse)

lymphocytic (diffuse)

prolymphocytic

Excludes:               lymphosarcoma:

follicular or nodular (202.0)

mixed cell type (200.8)

lymphosarcoma cell leukemia (207.8)

200.2       Burkitt’s tumor or lymphoma

[0-8]

Malignant lymphoma, Burkitt’s type

200.3       Marginal zone lymphoma

[0-8]

Extranodal marginal zone B cell lymphoma

Mucosa associated lymphoid tissue [MALT]

Nodal marginal zone B cell lymphoma

Splenic marginal zone B cell lymphoma

200.4       Mantle cell lymphoma

[0-8]

200.5       Primary central nervous system lymphoma

[0-8]

200.6       Anaplastic large cell lymphoma

[0-8]

200.7       Large cell lymphoma

[0-8]

200.8       Other named variants

[0-8]

Lymphoma (malignant):

lymphoplasmacytoid type

mixed lymphocytic-histiocytic (diffuse)

Lymphosarcoma, mixed cell type (diffuse)

Reticulolymphosarcoma (diffuse)

201          Hodgkin’s disease

Requires fifth digit. See note before section 200 for codes and definitions.

201.0       Hodgkin’s paragranuloma

[0-8]

201.1       Hodgkin’s granuloma

[0-8]

201.2       Hodgkin’s sarcoma

[0-8]

201.4       Lymphocytic-histiocytic predominance

[0-8]

201.5       Nodular sclerosis

[0-8]

Hodgkin’s disease, nodular sclerosis:

NOS

cellular phase

201.6       Mixed cellularity

[0-8]

201.7       Lymphocytic depletion

[0-8]

Hodgkin’s disease, lymphocytic depletion:

NOS

diffuse fibrosis

reticular type

201.9       Hodgkin’s disease, unspecified

[0-8]

Hodgkin’s:

disease NOS

lymphoma NOS

Malignant:

lymphogranuloma

lymphogranulomatosis

202          Other malignant neoplasms of lymphoid and histiocytic tissue

Requires fifth digit. See note before section 200 for codes and definitions.

202.0       Nodular lymphoma

[0-8]

Brill-Symmers disease

Lymphoma:

follicular (giant) (large cell)

lymphocytic, nodular

Lymphosarcoma:

follicular (giant)

nodular

202.1       Mycosis fungoides

[0-8]

Excludes:               peripheral T-cell lymphoma (202.7)

202.2       Sézary’s disease

[0-8]

202.3       Malignant histiocytosis

[0-8]

Histiocytic medullary reticulosis

Malignant:

reticuloendotheliosis

reticulosis

202.4       Leukemic reticuloendotheliosis

[0-8]

Hairy-cell leukemia

202.5       Letterer-Siwe disease

[0-8]

Acute:

differentiated progressive histiocytosis

histiocytosis X (progressive)

infantile reticuloendotheliosis

reticulosis of infancy

Excludes:               Hand-Schüller-Christian disease (277.89)

histiocytosis (acute) (chronic) (277.89)

histiocytosis X (chronic) (277.89)

202.6       Malignant mast cell tumors

[0-8]

Malignant:

mastocytoma

mastocytosis

Mast cell sarcoma

Systemic tissue mast cell disease

Excludes:               mast cell leukemia (207.8)

202.7       Peripheral T cell lymphoma

[0-8]

202.8       Other lymphomas

[0-8]

Lymphoma (malignant):

NOS

diffuse

Excludes:               benign lymphoma (229.0)

202.9       Other and unspecified malignant neoplasms of lymphoid and histiocytic tissue

[0-8]

Follicular dendritic cell sarcoma

Interdigitating dendritic cell sarcoma

Langerhans cell sarcoma

Malignant neoplasm of bone marrow NOS

203          Multiple myeloma and immunoproliferative neoplasms

The following fifth-digit subclassification is for use with category 203:

0  without mention of having achieved remission

failed remission

1  in remission

2  in relapse

203.0       Multiple myeloma

[0-2]

Kahler’s disease

Myelomatosis

Excludes:               solitary myeloma (238.6)

203.1       Plasma cell leukemia

[0-2]

Plasmacytic leukemia

203.8       Other immunoproliferative neoplasms

[0-2]

204          Lymphoid leukemia

Includes:               leukemia:

lymphatic

lymphoblastic

lymphocytic

lymphogenous

The following fifth-digit subclassification is for use with category 204:

0  without mention of having achieved remission

failed remission

1  in remission

2  in relapse

204.0       Acute

[0-2]

Excludes:               acute exacerbation of chronic lymphoid leukemia (204.1)

204.1       Chronic

[0-2]

204.2       Subacute

[0-2]

204.8       Other lymphoid leukemia

[0-2]

Aleukemic leukemia:

lymphatic

lymphocytic

lymphoid

204.9       Unspecified lymphoid leukemia

[0-2]

205          Myeloid leukemia

Includes:               leukemia:

granulocytic

myeloblastic

myelocytic

myelogenous

myelomonocytic

myelosclerotic

myelosis

The following fifth-digit subclassification is for use with category 205:

0  without mention of having achieved remission

failed remission

1  in remission

2  in relapse

205.0       Acute

[0-2]

Acute promyelocytic leukemia

Excludes:               acute exacerbation of chronic myeloid leukemia (205.1)

205.1       Chronic

[0-2]

Eosinophilic leukemia

Neutrophilic leukemia

205.2       Subacute

[0-2]

205.3       Myeloid sarcoma

[0-2]

Chloroma

Granulocytic sarcoma

205.8       Other myeloid leukemia

[0-2]

Aleukemic leukemia:

granulocytic

myelogenous

myeloid

Aleukemic myelosis

205.9       Unspecified myeloid leukemia

[0-2]

206          Monocytic leukemia

Includes:               leukemia:

histiocytic

monoblastic

monocytoid

The following fifth-digit subclassification is for use with category 206:

0  without mention of having achieved remission

failed remission

1  in remission

2  in relapse

206.0       Acute

[0-2]

Excludes:               acute exacerbation of chronic monocytic leukemia (206.1)

206.1       Chronic

[0-2]

206.2       Subacute

[0-2]

206.8       Other monocytic leukemia

[0-2]

Aleukemic:

monocytic leukemia

monocytoid leukemia

206.9       Unspecified monocytic leukemia

[0-2]

207          Other specified leukemia

Excludes:               leukemic reticuloendotheliosis (202.4)

plasma cell leukemia (203.1)

The following fifth-digit subclassification is for use with category 207:

0  without mention of having achieved remission

failed remission

1  in remission

2  in relapse

207.0       Acute erythremia and erythroleukemia

[0-2]

Acute erythremic myelosis

Di Guglielmo’s disease

Erythremic myelosis

207.1       Chronic erythremia

[0-2]

Heilmeyer-Schöner disease

207.2       Megakaryocytic leukemia

[0-2]

Megakaryocytic myelosis

Thrombocytic leukemia

207.8       Other specified leukemia

[0-2]

Lymphosarcoma cell leukemia

208          Leukemia of unspecified cell type

The following fifth-digit subclassification is for use with category 208:

0  without mention of having achieved remission

failed remission

1  in remission

2  in relapse

208.0       Acute

[0-2]

Acute leukemia NOS

Blast cell leukemia

Stem cell leukemia

Excludes:               acute exacerbation of chronic unspecified leukemia (208.1)

208.1       Chronic

[0-2]

Chronic leukemia NOS

208.2       Subacute

[0-2]

Subacute leukemia NOS

208.8       Other leukemia of unspecified cell type

[0-2]

208.9       Unspecified leukemia

[0-2]

Leukemia NOS

NEUROENDOCRINE TUMORS (209)

209          Neuroendocrine tumors

Code first any associated multiple endocrine neoplasia syndrome (258.01-258.03)

Use additional code to identify associated endocrine syndrome, such as:

carcinoid syndrome (259.2)

Excludes:               benign pancreatic islet cell tumors (211.7)

malignant pancreatic islet cell tumors (157.4)

209.0       Malignant carcinoid tumors of the small intestine

209.00 Malignant carcinoid tumor of the small intestine, unspecified portion

209.01 Malignant carcinoid tumor of the duodenum

209.02 Malignant carcinoid tumor of the jejunum

209.03 Malignant carcinoid tumor of the ileum

209.1       Malignant carcinoid tumors of the appendix, large intestine, and rectum

209.10 Malignant carcinoid tumor of the large intestine, unspecified portion

Malignant carcinoid tumor of the colon NOS

209.11 Malignant carcinoid tumor of the appendix

209.12 Malignant carcinoid tumor of the cecum

209.13 Malignant carcinoid tumor of the ascending colon

209.14 Malignant carcinoid tumor of the transverse colon

209.15 Malignant carcinoid tumor of the descending colon

209.16 Malignant carcinoid tumor of the sigmoid colon

209.17 Malignant carcinoid tumor of the rectum

209.2       Malignant carcinoid tumors of other and unspecified sites

209.20 Malignant carcinoid tumor of unknown primary site

209.21 Malignant carcinoid tumor of the bronchus and lung

209.22 Malignant carcinoid tumor of the thymus

209.23 Malignant carcinoid tumor of the stomach

209.24 Malignant carcinoid tumor of the kidney

209.25 Malignant carcinoid tumor of the foregut NOS

209.26 Malignant carcinoid tumor of the midgut NOS

209.27 Malignant carcinoid tumor of the hindgut NOS

209.29 Malignant carcinoid tumors of other sites

209.3       Malignant poorly differentiated neuroendocrine tumors

209.30 Malignant poorly differentiated neuroendocrine carcinoma, any site

High grade neuroendocrine carcinoma, any site

Malignant poorly differentiated neuroendocrine tumor NOS

Excludes:               Merkel cell carcinoma (209.31-209.36)

209.31 Merkel cell carcinoma of the face

Merkel cell carcinoma of the ear

Merkel cell carcinoma of the eyelid, including canthus

Merkel cell carcinoma of the lip

209.32 Merkel cell carcinoma of the scalp and neck

209.33 Merkel cell carcinoma of the upper limb

209.34 Merkel cell carcinoma of the lower limb

209.35 Merkel cell carcinoma of the trunk

209.36 Merkel cell carcinoma of other sites

Merkel cell carcinoma of the buttock

Merkel cell carcinoma of the genitals

Merkel cell carcinoma NOS

209.4       Benign carcinoid tumors of the small intestine

209.40 Benign carcinoid tumor of the small intestine, unspecified portion

209.41 Benign carcinoid tumor of the duodenum

209.42 Benign carcinoid tumor of the jejunum

209.43 Benign carcinoid tumor of the ileum

209.5       Benign carcinoid tumors of the appendix, large intestine, and rectum

209.50 Benign carcinoid tumor of the large intestine, unspecified portion

Benign carcinoid tumor of the colon NOS

209.51 Benign carcinoid tumor of the appendix

209.52 Benign carcinoid tumor of the cecum

209.53 Benign carcinoid tumor of the ascending colon

209.54 Benign carcinoid tumor of the transverse colon

209.55 Benign carcinoid tumor of the descending colon

209.56 Benign carcinoid tumor of the sigmoid colon

209.57 Benign carcinoid tumor of the rectum

209.6       Benign carcinoid tumors of other and unspecified sites

209.60 Benign carcinoid tumor of unknown primary site

Carcinoid tumor NOS

Neuroendocrine tumor NOS

209.61 Benign carcinoid tumor of the bronchus and lung

209.62 Benign carcinoid tumor of the thymus

209.63 Benign carcinoid tumor of the stomach

209.64 Benign carcinoid tumor of the kidney

209.65 Benign carcinoid tumor of the foregut NOS

209.66 Benign carcinoid tumor of the midgut NOS

209.67 Benign carcinoid tumor of the hindgut NOS

209.69 Benign carcinoid tumors of other sites

209.7       Secondary neuroendocrine tumors

Secondary carcinoid tumors

209.70 Secondary neuroendocrine tumor, unspecified site

209.71 Secondary neuroendocrine tumor of distant lymph nodes

Mesentery metastasis of neuroendocrine tumor

209.72 Secondary neuroendocrine tumor of liver

209.73 Secondary neuroendocrine tumor of bone

209.74 Secondary neuroendocrine tumor of peritoneum

209.75 Secondary Merkel cell carcinoma

Merkel cell carcinoma nodal presentation

Merkel cell carcinoma visceral metastatic presentation

Secondary Merkel cell carcinoma, any site

209.79 Secondary neuroendocrine tumor of other sites

BENIGN NEOPLASMS (210-229)

210          Benign neoplasm of lip, oral cavity, and pharynx

Excludes:               cyst (of):

jaw (526.0-526.2, 526.89)

oral soft tissue (528.4)

radicular (522.8)

210.0       Lip

Frenulum labii

Lip (inner aspect) (mucosa) (vermilion border)

Excludes:               labial commissure (210.4)

skin of lip (216.0)

210.1       Tongue

Lingual tonsil

210.2       Major salivary glands

Gland:

parotid

sublingual

submandibular

Excludes:               benign neoplasms of minor salivary glands:

NOS (210.4)

buccal mucosa (210.4)

lips (210.0)

palate (hard) (soft) (210.4)

tongue (210.1)

tonsil, palatine (210.5)

210.3       Floor of mouth

210.4       Other and unspecified parts of mouth

Gingiva

Gum (upper) (lower)

Labial commissure

Oral cavity NOS

Oral mucosa

Palate (hard) (soft)

Uvula

Excludes:               benign odontogenic neoplasms of bone (213.0-213.1)

developmental odontogenic cysts (526.0)

mucosa of lips (210.0)

nasopharyngeal [posterior] [superior] surface of soft palate (210.7)

210.5       Tonsil

Tonsil (faucial) (palatine)

Excludes:               lingual tonsil (210.1)

pharyngeal tonsil (210.7)

tonsillar:

fossa (210.6)

pillars (210.6)

210.6       Other parts of oropharynx

Branchial cleft or vestiges

Epiglottis, anterior aspect

Fauces NOS

Mesopharynx NOS

Tonsillar:

fossa

pillars

Vallecula

Excludes:               epiglottis:

NOS (212.1)

suprahyoid portion (212.1)

210.7       Nasopharynx

Adenoid tissue

Lymphadenoid tissue

Pharyngeal tonsil

Posterior nasal septum

210.8       Hypopharynx

Arytenoid fold

Laryngopharynx

Postcricoid region

Pyriform fossa

210.9       Pharynx, unspecified

Throat NOS

211          Benign neoplasm of other parts of digestive system

Excludes:               benign stromal tumors of digestive system (215.5)

211.0       Esophagus

211.1       Stomach

Body of stomach

Cardia of stomach

Fundus of stomach

Cardiac orifice

Pylorus

Excludes:               benign carcinoid tumors of the stomach (209.63)

211.2       Duodenum, jejunum, and ileum

Small intestine NOS

Excludes:               ampulla of Vater (211.5)

benign carcinoid tumors of the small intestine (209.40-209.43)

ileocecal valve (211.3)

211.3       Colon

Appendix

Cecum

Ileocecal valve

Large intestine NOS

Excludes:               benign carcinoid tumors of the large intestine (209.50-209.56)

rectosigmoid junction (211.4)

211.4       Rectum and anal canal

Anal canal or sphincter

Anus NOS

Rectosigmoid junction

Excludes:               anus:

margin (216.5)

skin (216.5)

perianal skin (216.5)

benign carcinoid tumors of the rectum (209.57)

211.5       Liver and biliary passages

Ampulla of Vater

Common bile duct

Cystic duct

Gallbladder

Hepatic duct

Sphincter of Oddi

211.6       Pancreas, except islets of Langerhans

211.7       Islets of Langerhans

Islet cell tumor

Use additional code to identify any functional activity

211.8       Retroperitoneum and peritoneum

Mesentery

Mesocolon

Omentum

Retroperitoneal tissue

211.9       Other and unspecified site

Alimentary tract NOS

Digestive system NOS

Gastrointestinal tract NOS

Intestinal tract NOS

Intestine NOS

Spleen, not elsewhere classified

212          Benign neoplasm of respiratory and intrathoracic organs

212.0       Nasal cavities, middle ear, and accessory sinuses

Cartilage of nose

Eustachian tube

Nares

Septum of nose

Sinus:

ethmoidal

frontal

maxillary

sphenoidal

Excludes:               auditory canal (external) (216.2)

bone of:

ear (213.0)

nose [turbinates] (213.0)

cartilage of ear (215.0)

ear (external) (skin) (216.2)

nose NOS (229.8)

skin (216.3)

olfactory bulb (225.1)

polyp of:

accessory sinus (471.8)

ear (385.30-385.35)

nasal cavity (471.0)

posterior margin of septum and choanae (210.7)

212.1       Larynx

Cartilage:

arytenoid

cricoid

cuneiform

thyroid

Epiglottis (suprahyoid portion) NOS

Glottis

Vocal cords (false) (true)

Excludes:               epiglottis, anterior aspect (210.6)

polyp of vocal cord or larynx (478.4)

212.2       Trachea

212.3       Bronchus and lung

Carina

Hilus of lung

Excludes:               benign carcinoid tumors of bronchus and lung (209.61)

212.4       Pleura

212.5       Mediastinum

212.6       Thymus

Excludes:               benign carcinoid tumors of thymus (209.62)

212.7       Heart

Excludes:               great vessels (215.4)

212.8       Other specified sites

212.9       Site unspecified

Respiratory organ NOS

Upper respiratory tract NOS

Excludes:               intrathoracic NOS (229.8)

thoracic NOS (229.8)

213                              Benign neoplasm of bone and articular cartilage

Includes:                cartilage (articular) (joint)

periosteum

Excludes:               cartilage of:

ear (215.0)

eyelid (215.0)

larynx (212.1)

nose (212.0)

exostosis NOS (726.91)

synovia (215.0-215.9)

213.0                     Bones of skull and face

Excludes:               lower jaw bone (213.1)

213.1                     Lower jaw bone

213.2                     Vertebral column, excluding sacrum and coccyx

213.3                     Ribs, sternum, and clavicle

213.4                     Scapula and long bones of upper limb

213.5                     Short bones of upper limb

213.6                     Pelvic bones, sacrum, and coccyx

213.7                     Long bones of lower limb

213.8                     Short bones of lower limb

213.9                     Bone and articular cartilage, site unspecified

214                              Lipoma

Includes:                angiolipoma

fibrolipoma

hibernoma

lipoma (fetal) (infiltrating) (intramuscular)

myelolipoma

myxolipoma

214.0                     Skin and subcutaneous tissue of face

214.1                     Other skin and subcutaneous tissue

214.2                     Intrathoracic organs

214.3                     Intra-abdominal organs

214.4                     Spermatic cord

214.8                     Other specified sites

214.9                     Lipoma, unspecified site

215                              Other benign neoplasm of connective and other soft tissue

Includes:                blood vessel

bursa

fascia

ligament

muscle

peripheral, sympathetic, and parasympathetic nerves and ganglia synovia

tendon (sheath)

Excludes:               cartilage:

articular (213.0-213.9)

larynx (212.1)

nose (212.0)

connective tissue of:

breast (217)

internal organ, except lipoma and hemangioma - code to benign neoplasm of the site lipoma (214.0-214.9)

215.0                     Head, face, and neck

215.2                     Upper limb, including shoulder

215.3                     Lower limb, including hip

215.4                     Thorax

Excludes:               heart (212.7)

mediastinum (212.5)

thymus (212.6)

215.5                     Abdomen

Abdominal wall

Benign stromal tumors of abdomen

Hypochondrium

215.6                     Pelvis

Buttock

Groin

Inguinal region

Perineum

Excludes:               uterine:

leiomyoma (218.0-218.9)

ligament, any (221.0)

215.7                     Trunk, unspecified

Back NOS

Flank NOS

215.8                     Other specified sites

215.9                     Site unspecified

216                              Benign neoplasm of skin

Includes:                blue nevus

dermatofibroma

hydrocystoma

pigmented nevus

syringoadenoma

syringoma

Excludes:               skin of genital organs (221.0-222.9)

216.0                     Skin of lip

Excludes:               vermilion border of lip (210.0)

216.1                     Eyelid, including canthus

Excludes:               cartilage of eyelid (215.0)

216.2                     Ear and external auditory canal

Auricle (ear)

Auricular canal, external

External meatus

Pinna

Excludes:               cartilage of ear (215.0)

216.3                     Skin of other and unspecified parts of face

Cheek, external

Eyebrow

Nose, external

Temple

216.4                     Scalp and skin of neck

216.5                     Skin of trunk, except scrotum

Axillary fold

Perianal skin

Skin of:

abdominal wall

anus

back

breast

buttock

chest wall

groin

perineum

Umbilicus

Excludes:               anal canal (211.4)

anus NOS (211.4)

skin of scrotum (222.4)

216.6                     Skin of upper limb, including shoulder

216.7                     Skin of lower limb, including hip

216.8                     Other specified sites of skin

216.9                     Skin, site unspecified

217                              Benign neoplasm of breast

Breast (male) (female)

connective tissue

glandular tissue

soft parts

Excludes:               adenofibrosis (610.2)

benign cyst of breast (610.0)

fibrocystic disease (610.1)

skin of breast (216.5)

218                              Uterine leiomyoma

Includes:                fibroid (bleeding) (uterine)

uterine:

fibromyoma

myoma

218.0                     Submucous leiomyoma of uterus

218.1                     Intramural leiomyoma of uterus

Interstitial leiomyoma of uterus

218.2                     Subserous leiomyoma of uterus

Subperitoneal leiomyoma of uterus

218.9                     Leiomyoma of uterus, unspecified

219                              Other benign neoplasm of uterus

219.0                     Cervix uteri

219.1                     Corpus uteri

Endometrium

Fundus

Myometrium

219.8                     Other specified parts of uterus

219.9                     Uterus, part unspecified

220                              Benign neoplasm of ovary

Use additional code to identify any functional activity (256.0-256.1)

Excludes:               cyst:

corpus albicans (620.2)

corpus luteum (620.1)

endometrial (617.1)

follicular (atretic) (620.0)

graafian follicle (620.0)

ovarian NOS (620.2)

retention (620.2)

221                              Benign neoplasm of other female genital organs

Includes:                adenomatous polyp

benign teratoma

Excludes:               cyst:

epoophoron (752.11)

fimbrial (752.11)

Gartner’s duct (752.11)

parovarian (752.11)

221.0                     Fallopian tube and uterine ligaments

Oviduct

Parametrium

Uterine ligament (broad) (round) (uterosacral)

Uterine tube

221.1                     Vagina

221.2                     Vulva

Clitoris

External female genitalia NOS

Greater vestibular [Bartholin’s] gland

Labia (majora) (minora)

Pudendum

Excludes:               Bartholin’s (duct) (gland) cyst (616.2)

221.8                     Other specified sites of female genital organs

221.9                     Female genital organ, site unspecified

Female genitourinary tract NOS

222                              Benign neoplasm of male genital organs

222.0                     Testis

Use additional code to identify any functional activity

222.1                     Penis

Corpus cavernosum

Glans penis

Prepuce

222.2                     Prostate

Excludes:               adenomatous hyperplasia of prostate (600.20-600.21)

prostatic:

adenoma (600.20-600.21)

enlargement (600.00-600.01)

hypertrophy (600.00-600.01)

222.3                     Epididymis

222.4                     Scrotum

Skin of scrotum

222.8                     Other specified sites of male genital organs

Seminal vesicle

Spermatic cord

222.9                     Male genital organ, site unspecified

Male genitourinary tract NOS

223                              Benign neoplasm of kidney and other urinary organs

223.0                     Kidney, except pelvis

Kidney NOS

Excludes:               benign carcinoid tumors of kidney (209.64)

renal:

calyces (223.1)

pelvis (223.1)

223.1                     Renal pelvis

223.2                     Ureter

Excludes:               ureteric orifice of bladder (223.3)

223.3                     Bladder

223.8                     Other specified sites of urinary organs

223.81   Urethra

Excludes:               urethral orifice of bladder (223.3)

223.89   Other

Paraurethral glands

223.9                     Urinary organ, site unspecified

Urinary system NOS

224                              Benign neoplasm of eye

Excludes:               cartilage of eyelid (215.0)

eyelid (skin) (216.1)

optic nerve (225.1)

orbital bone (213.0)

224.0                     Eyeball, except conjunctiva, cornea, retina, and choroid

Ciliary body

Iris

Sclera

Uveal tract

224.1                     Orbit

Excludes:               bone of orbit (213.0)

224.2                     Lacrimal gland

224.3                     Conjunctiva

224.4                     Cornea

224.5                     Retina

Excludes:               hemangioma of retina (228.03)

224.6                     Choroid

224.7                     Lacrimal duct

Lacrimal sac

Nasolacrimal duct

224.8                     Other specified parts of eye

224.9                     Eye, part unspecified

225                              Benign neoplasm of brain and other parts of nervous system

Excludes:               hemangioma (228.02)

neurofibromatosis (237.7)

peripheral, sympathetic, and parasympathetic nerves and ganglia (215.0-215.9)

retrobulbar (224.1)

225.0                     Brain

225.1                     Cranial nerves

225.2                     Cerebral meninges

Meninges NOS

Meningioma (cerebral)

225.3                     Spinal cord

Cauda equina

225.4                     Spinal meninges

Spinal meningioma

225.8                     Other specified sites of nervous system

225.9                     Nervous system, part unspecified

Nervous system (central) NOS

Excludes:               meninges NOS (225.2)

226                              Benign neoplasm of thyroid glands

Use additional code to identify any functional activity

227                              Benign neoplasm of other endocrine glands and related structures

Use additional code to identify any functional activity

Excludes:               ovary (220)

pancreas (211.6)

testis (222.0)

227.0                     Adrenal gland

Suprarenal gland

227.1                     Parathyroid gland

227.3                     Pituitary gland and craniopharyngeal duct (pouch)

Craniobuccal pouch

Hypophysis

Rathke’s pouch

Sella turcica

227.4                     Pineal gland

Pineal body

227.5                     Carotid body

227.6                     Aortic body and other paraganglia

Coccygeal body

Glomus jugulare

Para-aortic body

227.8                     Other

227.9                     Endocrine gland, site unspecified

228                              Hemangioma and lymphangioma, any site

Includes:                angioma (benign) (cavernous) (congenital) NOS

cavernous nevus

glomus tumor

hemangioma (benign) (congenital)

Excludes:               benign neoplasm of spleen, except hemangioma and lymphangioma (211.9)

glomus jugulare (227.6)

nevus:

NOS (216.0-216.9)

blue or pigmented (216.0-216.9)

vascular (757.32)

228.0                     Hemangioma, any site

228.00   Of unspecified site

228.01   Of skin and subcutaneous tissue

228.02   Of intracranial structures

228.03   Of retina

228.04   Of intra-abdominal structures

Peritoneum

Retroperitoneal tissue

228.09   Of other sites

Systemic angiomatosis

228.1                     Lymphangioma, any site

Congenital lymphangioma

Lymphatic nevus

229                              Benign neoplasm of other and unspecified sites

229.0                     Lymph nodes

Excludes:               lymphangioma (228.1)

229.8                     Other specified sites

Intrathoracic NOS

Thoracic NOS

229.9                     Site unspecified

CARCINOMA IN SITU (230-234)

Includes:               Bowen’s disease

erythroplasia

Queyrat’s erythroplasia

Excludes:               leukoplakia - see Alphabetic Index

230                              Carcinoma in situ of digestive organs

230.0                     Lip, oral cavity, and pharynx

Gingiva

Hypopharynx

Mouth [any part]

Nasopharynx

Oropharynx

Salivary gland or duct

Tongue

Excludes:               aryepiglottic fold or interarytenoid fold, laryngeal aspect (231.0)

epiglottis:

NOS (231.0)

suprahyoid portion (231.0)

skin of lip (232.0)

230.1                     Esophagus

230.2                     Stomach

Body of stomach

Cardia of stomach

Fundus of stomach

Cardiac orifice

Pylorus

230.3                     Colon

Appendix

Cecum

Ileocecal valve

Large intestine NOS

Excludes:               rectosigmoid junction (230.4)

230.4                     Rectum

Rectosigmoid junction

230.5                     Anal canal

Anal sphincter

230.6                     Anus, unspecified

Excludes:               anus:

margin (232.5)

skin (232.5)

perianal skin (232.5)

230.7                     Other and unspecified parts of intestine

Duodenum

Ileum

Jejunum

Small intestine NOS

Excludes:               ampulla of Vater (230.8)

230.8                     Liver and biliary system

Ampulla of Vater

Common bile duct

Cystic duct

Gallbladder

Hepatic duct

Sphincter of Oddi

230.9                     Other and unspecified digestive organs

Digestive organ NOS

Gastrointestinal tract NOS

Pancreas

Spleen

231                              Carcinoma in situ of respiratory system

231.0                     Larynx

Cartilage:

arytenoid

cricoid

cuneiform

thyroid

Epiglottis:

NOS

posterior surface

suprahyoid portion

Vocal cords (false) (true)

Excludes:               aryepiglottic fold or interarytenoid fold:

NOS (230.0)

hypopharyngeal aspect (230.0)

marginal zone (230.0)

231.1                     Trachea

231.2                     Bronchus and lung

Carina

Hilus of lung

231.8                     Other specified parts of respiratory system

Accessory sinuses

Middle ear

Nasal cavities

Pleura

Excludes:               ear (external) (skin) (232.2)

nose NOS (234.8)

skin (232.3)

231.9                     Respiratory system, part unspecified

Respiratory organ NOS

232                              Carcinoma in situ of skin

Includes:                pigment cells

Excludes:               melanoma in situ of skin (172.0-172.9)

232.0                     Skin of lip

Excludes:               vermilion border of lip (230.0)

232.1                     Eyelid, including canthus

232.2                     Ear and external auditory canal

232.3                     Skin of other and unspecified parts of face

232.4                     Scalp and skin of neck

232.5                     Skin of trunk, except scrotum

Anus, margin

Axillary fold

Perianal skin

Skin of:

abdominal wall

anus

back

breast

buttock

chest wall

groin

perineum

Umbilicus

Excludes:               anal canal (230.5)

anus NOS (230.6)

skin of genital organs (233.30-233.39, 233.5-233.6)

232.6                     Skin of upper limb, including shoulder

232.7                     Skin of lower limb, including hip

232.8                     Other specified sites of skin

232.9                     Skin, site unspecified

233                              Carcinoma in situ of breast and genitourinary system

233.0                     Breast

Excludes:               Paget’s disease (174.0-174.9)

skin of breast (232.5)

233.1                     Cervix uteri

Adenocarcinoma in situ of cervix

Cervical intraepithelial glandular neoplasia, grade III

Cervical intraepithelial neoplasia III [CIN III]

Severe dysplasia of cervix

Excludes:               cervical intraepithelial neoplasia II [CIN II] (622.12)

cytologic evidence of malignancy without histologic confirmation (795.06)

high grade squamous intraepithelial lesion (HGSIL) (795.04)

moderate dysplasia of cervix (622.12)

233.2                     Other and unspecified parts of uterus

233.3                     Other and unspecified female genital organs

233.30   Unspecified female genital organ

233.31   Vagina

Severe dysplasia of vagina

Vaginal intraepithelial neoplasia [VAIN III]

233.32   Vulva

Severe dysplasia of vulva

Vulvar intraepithelial neoplasia [VIN III]

233.39   Other female genital organ

233.4                     Prostate

233.5                     Penis

233.6                     Other and unspecified male genital organs

233.7                     Bladder

233.9                     Other and unspecified urinary organs

234                              Carcinoma in situ of other and unspecified sites

234.0                     Eye

Excludes:                                              cartilage of eyelid (234.8)

eyelid (skin) (232.1)

optic nerve (234.8)

orbital bone (234.8)

234.8                     Other specified sites

Endocrine gland [any]

234.9                     Site unspecified

Carcinoma in situ NOS

NEOPLASMS OF UNCERTAIN BEHAVIOR (235-238)

Note:                   Categories 235-238 classify by site certain histo-morphologically well-defined neoplasms, the subsequent behavior of which cannot be predicted from the present appearance.

235      Neoplasm of uncertain behavior of digestive and respiratory systems

Excludes:                                              stromal tumors of uncertain behavior of digestive system (238.1)

235.0                     Major salivary glands

Gland:

parotid

sublingual

submandibular

Excludes:                                              minor salivary glands (235.1)

235.1                     Lip, oral cavity, and pharynx

Gingiva

Hypopharynx

Minor salivary glands

Mouth

Nasopharynx

Oropharynx

Tongue

Excludes:                                              aryepiglottic fold or interarytenoid fold, laryngeal aspect (235.6)

epiglottis:

NOS (235.6)

suprahyoid portion (235.6)

skin of lip (238.2)

235.2                     Stomach, intestines, and rectum

235.3                     Liver and biliary passages

Ampulla of Vater

Bile ducts [any]

Gallbladder

Liver

235.4                     Retroperitoneum and peritoneum

235.5                     Other and unspecified digestive organs

Anal:

canal

sphincter

Anus NOS

Esophagus

Pancreas

Spleen

Excludes:                                              anus:

margin (238.2)

skin (238.2)

perianal skin (238.2)

235.6                     Larynx

Excludes:                                              aryepiglottic fold or interarytenoid fold:

NOS (235.1)

hypopharyngeal aspect (235.1)

marginal zone (235.1)

235.7                     Trachea, bronchus, and lung

235.8                     Pleura, thymus, and mediastinum

235.9                     Other and unspecified respiratory organs

Accessory sinuses

Middle ear

Nasal cavities

Respiratory organ NOS

Excludes:                                              ear (external) (skin) (238.2)

nose (238.8)

skin (238.2)

236                              Neoplasm of uncertain behavior of genitourinary organs

236.0                     Uterus

236.1                     Placenta

Chorioadenoma (destruens)

Invasive mole

Malignant hydatid(iform) mole

236.2                     Ovary

Use additional code to identify any functional activity

236.3                     Other and unspecified female genital organs

236.4                     Testis

Use additional code to identify any functional activity

236.5                     Prostate

236.6                     Other and unspecified male genital organs

236.7                     Bladder

236.9                     Other and unspecified urinary organs

236.90   Urinary organ, unspecified

236.91   Kidney and ureter

236.99   Other

237                              Neoplasm of uncertain behavior of endocrine glands and nervous system

237.0                     Pituitary gland and craniopharyngeal duct

Use additional code to identify any functional activity

237.1                     Pineal gland

237.2                     Adrenal gland

Suprarenal gland

Use additional code to identify any functional activity

237.3                     Paraganglia

Aortic body

Carotid body

Coccygeal body

Glomus jugulare

237.4                     Other and unspecified endocrine glands

Parathyroid gland

Thyroid gland

237.5                     Brain and spinal cord

237.6                     Meninges

Meninges:

NOS

cerebral

spinal

237.7                     Neurofibromatosis

von Recklinghausen’s disease

237.70   Neurofibromatosis, unspecified

237.71   Neurofibromatosis, type 1 [von Recklinghausen’s disease]

237.72   Neurofibromatosis, type 2 [acoustic neurofibromatosis]

237.9                     Other and unspecified parts of nervous system

Cranial nerves

Excludes:                                              peripheral, sympathetic, and parasympathetic nerves and ganglia (238.1)

238                              Neoplasm of uncertain behavior of other and unspecified sites and tissues

238.0                     Bone and articular cartilage

Excludes:                                              cartilage:

ear (238.1)

eyelid (238.1)

larynx (235.6)

nose (235.9)

synovia (238.1)

238.1                     Connective and other soft tissue

Peripheral, sympathetic, and parasympathetic nerves and ganglia

Stromal tumors of digestive system

Excludes:                                              cartilage (of):

articular (238.0)

larynx (235.6)

nose (235.9)

connective tissue of breast (238.3)

238.2                     Skin

Excludes:                                              anus NOS (235.5)

skin of genital organs (236.3, 236.6)

vermilion border of lip (235.1)

238.3                     Breast

Excludes:                                              skin of breast (238.2)

238.4                     Polycythemia vera

238.5                     Histiocytic and mast cells

Mast cell tumor NOS

Mastocytoma NOS

238.6                     Plasma cells

Plasmacytoma NOS

Solitary myeloma

238.7                     Other lymphatic and hematopoietic tissues

Excludes:                                              acute myelogenous leukemia (205.0)

chronic myelomonocytic leukemia (205.1)

myelosclerosis NOS (289.89)

myelosis:

NOS (205.9)

megakaryocytic (207.2)

238.71   Essential thrombocythemia

Essential hemorrhagic thrombocythemia

Essential thrombocytosis

Idiopathic (hemorrhagic) thrombocythemia

Primary thrombocytosis

238.72   Low grade myelodysplastic syndrome lesions

Refractory anemia (RA)

Refractory anemia with excess blasts-1 (RAEB-1)

Refractory anemia with ringed sideroblasts (RARS)

Refractory cytopenia with multilineage dysplasia (RCMD)

Refractory cytopenia with multilineage dysplasia and ringed sideroblasts (RCMD-RS)

238.73   High grade myelodysplastic syndrome lesions

Refractory anemia with excess blasts-2 (RAEB-2)

238.74   Myelodysplastic syndrome with 5q deletion

5q minus syndrome NOS

Excludes:                                              constitutional 5q deletion (758.39)

high grade myelodysplastic syndrome with 5q deletion (238.73)

238.75   Myelodysplastic syndrome, unspecified

238.76   Myelofibrosis with myeloid metaplasia

Agnogenic myeloid metaplasia

Idiopathic myelofibrosis (chronic)

Myelosclerosis with myeloid metaplasia

Primary myelofibrosis

Excludes:                                              myelofibrosis NOS (289.83)

myelophthisic anemia (284.2)

myelophthisis (284.2)

secondary myelofibrosis (289.83)

238.77   Post-transplant lymphoproliferative disorder (PTLD)

Code first complications of transplant (996.80-996.89)

238.79   Other lymphatic and hematopoietic tissues

Lymphoproliferative disease (chronic) NOS

Megakaryocytic myelosclerosis

Myeloproliferative disease (chronic) NOS

Panmyelosis (acute)

238.8                     Other specified sites

Eye

Heart

Excludes:                                              eyelid (skin) (238.2)

cartilage (238.1)

238.9                     Site unspecified

NEOPLASMS OF UNSPECIFIED NATURE (239)

239                              Neoplasms of unspecified nature

Note:                   Category 239 classifies by site neoplasms of unspecified morphology and behavior. The term “mass,” unless otherwise stated, is not to be regarded as a neoplastic growth.

Includes:                                               “growth” NOS

neoplasm NOS

new growth NOS

tumor NOS

239.0                     Digestive system

Excludes:                                              anus:

margin (239.2)

skin (239.2)

perianal skin (239.2)

239.1                     Respiratory system

239.2                     Bone, soft tissue, and skin

Excludes:                                              anal canal (239.0)

anus NOS (239.0)

bone marrow (202.9)

cartilage:

larynx (239.1)

nose (239.1)

connective tissue of breast (239.3)

skin of genital organs (239.5)

vermilion border of lip (239.0)

239.3                     Breast

Excludes:                                              skin of breast (239.2)

239.4                     Bladder

239.5                     Other genitourinary organs

239.6                     Brain

Excludes:                                              cerebral meninges (239.7)

cranial nerves (239.7)

239.7                     Endocrine glands and other parts of nervous system

Excludes:                                              peripheral, sympathetic, and parasympathetic nerves and ganglia (239.2)

239.8                     Other specified sites

Excludes:                                              eyelid (skin) (239.2)

cartilage (239.2)

great vessels (239.2)

optic nerve (239.7)

239.81   Retina and choroid

Dark area on retina

Retinal freckle

239.89   Other specified sites

239.9                     Site unspecified

4.  DISEASES OF THE BLOOD AND BLOOD-FORMING ORGANS (280-289)

280                              Iron deficiency anemias

Includes:                                               anemia:

asiderotic

hypochromic-microcytic

sideropenic

Excludes:                                              familial microcytic anemia (282.49)

280.0                     Secondary to blood loss (chronic)

Normocytic anemia due to blood loss

Excludes:                                              acute posthemorrhagic anemia (285.1)

280.1                     Secondary to inadequate dietary iron intake

280.8                     Other specified iron deficiency anemias

Paterson-Kelly syndrome

Plummer-Vinson syndrome

Sideropenic dysphagia

280.9                     Iron deficiency anemia, unspecified

Anemia:

achlorhydric

chlorotic

idiopathic hypochromic

iron [Fe] deficiency NOS

281                              Other deficiency anemias

281.0                     Pernicious anemia

Anemia:

Addison’s

Biermer’s

congenital pernicious

Congenital intrinsic factor [Castle’s] deficiency

Excludes:                                              combined system disease without mention of anemia (266.2)

subacute degeneration of spinal cord without mention of anemia (266.2)

281.1                     Other vitamin B12 deficiency anemia

Anemia:

vegan’s

vitamin B12 deficiency (dietary)

due to selective vitamin B12 malabsorption with proteinuria

Syndrome:

Imerslund’s

Imerslund-Gräsbeck

Excludes:                                              combined system disease without mention of anemia (266.2)

subacute degeneration of spinal cord without mention of anemia (266.2)

281.2                     Folate-deficiency anemia

Congenital folate malabsorption

Folate or folic acid deficiency anemia:

NOS

dietary

drug-induced

Goat’s milk anemia

Nutritional megaloblastic anemia (of infancy)

Use additional E code to identify drug

281.3                     Other specified megaloblastic anemias, not elsewhere classified

Combined B12 and folate-deficiency anemia

281.4                     Protein-deficiency anemia

Amino-acid-deficiency anemia

281.8                     Anemia associated with other specified nutritional deficiency

Scorbutic anemia

281.9                     Unspecified deficiency anemia

Anemia:

dimorphic

macrocytic

megaloblastic NOS

nutritional NOS

simple chronic

282                              Hereditary hemolytic anemias

282.0                     Hereditary spherocytosis

Acholuric (familial) jaundice

Congenital hemolytic anemia (spherocytic)

Congenital spherocytosis

Minkowski-Chauffard syndrome

Spherocytosis (familial)

Excludes:                                              hemolytic anemia of newborn (773.0-773.5)

282.1                     Hereditary elliptocytosis

Elliptocytosis (congenital)

Ovalocytosis (congenital) (hereditary)

282.2                     Anemias due to disorders of glutathione metabolism

Anemia:

6-phosphogluconic dehydrogenase deficiency

enzyme deficiency, drug-induced

erythrocytic glutathione deficiency

glucose-6-phosphate dehydrogenase [G-6-PD] deficiency

glutathione-reductase deficiency

hemolytic nonspherocytic (hereditary), type I

Disorder of pentose phosphate pathway

Favism

282.3                     Other hemolytic anemias due to enzyme deficiency

Anemia:

hemolytic nonspherocytic (hereditary), type II

hexokinase deficiency

pyruvate kinase [PK] deficiency

triosephosphate isomerase deficiency

282.4                     Thalassemias

Excludes:                                              sickle-cell:

disease (282.60-282.69)

trait (282.5)

282.41   Sickle-cell thalassemia without crisis

Sickle-cell thalassemia NOS

Thalassemia Hb-S disease without crisis

282.42   Sickle-cell thalassemia with crisis

Sickle-cell thalassemia with vaso-occlusive pain

Thalassemia Hb-S disease with crisis

Use additional code for type of crisis, such as:

Acute chest syndrome (517.3)

Splenic sequestration (289.52)

282.49   Other thalassemia

Cooley’s anemia

Hb-Bart’s disease

Hereditary leptocytosis

Mediterranean anemia (with other hemoglobinopathy)

Microdrepanocytosis

Thalassemia (alpha) (beta) (intermedia) (major) (minima) (minor) (mixed) (trait) (with other hemoglobinopathy)

Thalassemia NOS

282.5                     Sickle-cell trait

Hb-AS genotype

Hemoglobin S [Hb-S] trait

Heterozygous:

hemoglobin S

Hb-S

Excludes:                                              that with other hemoglobinopathy (282.60-282.69)

that with thalassemia (282.49)

282.6                     Sickle-cell disease

Sickle-cell anemia

Excludes:                                              sickle-cell thalassemia (282.41-282.42)

sickle-cell trait (282.5)

282.60   Sickle-cell disease, unspecified

Sickle-cell anemia NOS

282.61   Hb-SS disease without crisis

282.62   Hb-SS disease with crisis

Hb-SS disease with vaso-occlusive pain

Sickle-cell crisis NOS

Use additional code for type of crisis, such as:

Acute chest syndrome (517.3)

Splenic sequestration (289.52)

282.63   Sickle-cell/Hb-C disease without crisis

Hb-S/Hb-C disease without crisis

282.64   Sickle-cell/HB-C disease with crisis

Hb-S/Hb-C disease with crisis

Sickle-cell/Hb-C disease with vaso-occlusive pain

Use additional code for types of crisis, such as:

Acute chest syndrome (517.3)

Splenic sequestration (289.52)

282.68   Other sickle-cell disease without crisis

Hb-S/Hb-D disease without crisis

Hb-S/Hb-E disease without crisis

Sickle-cell/Hb-D disease without crisis

Sickle-cell/Hb-E disease without crisis

282.69   Other sickle-cell disease with crisis

Hb-S/Hb-D disease with crisis

Hb-S/Hb-E disease with crisis

Sickle-cell/Hb-D disease with crisis

Sickle-cell/Hb-E disease with crisis

Other sickle-cell disease with vaso-occlusive pain

Use additional code for type of crisis, such as:

Acute chest syndrome (517.3)

Splenic sequestration (289.52)

282.7                     Other hemoglobinopathies

Abnormal hemoglobin NOS

Congenital Heinz-body anemia

Disease:

hemoglobin C [Hb-C]

hemoglobin D [Hb-D]

hemoglobin E [Hb-E]

hemoglobin Zurich [Hb-Zurich]

Hemoglobinopathy NOS

Hereditary persistence of fetal hemoglobin [HPFH]

Unstable hemoglobin hemolytic disease

Excludes:                                              familial polycythemia (289.6)

hemoglobin M [Hb-M] disease (289.7)

high-oxygen-affinity hemoglobin (289.0)

282.8                     Other specified hereditary hemolytic anemias

Stomatocytosis

282.9                     Hereditary hemolytic anemia, unspecified

Hereditary hemolytic anemia NOS

283                              Acquired hemolytic anemias

283.0                     Autoimmune hemolytic anemias

Autoimmune hemolytic disease (cold type) (warm type)

Chronic cold hemagglutinin disease

Cold agglutinin disease or hemoglobinuria

Hemolytic anemia:

cold type (secondary) (symptomatic)

drug-induced

warm type (secondary) (symptomatic)

Use additional E code to identify cause, if drug-induced

Excludes:                                              Evans’ syndrome (287.32)

hemolytic disease of newborn (773.0-773.5)

283.1                     Non-autoimmune hemolytic anemias

283.10   Non-autoimmune hemolytic anemia, unspecified

283.11   Hemolytic-uremic syndrome

283.19   Other non-autoimmune hemolytic anemias

Hemolytic anemia:

mechanical

microangiopathic

toxic

Use additional E code to identify cause

283.2                     Hemoglobinuria due to hemolysis from external causes

Acute intravascular hemolysis

Hemoglobinuria:

from exertion

march

paroxysmal (cold) (nocturnal)

due to other hemolysis

Marchiafava-Micheli syndrome

Use additional E code to identify cause

283.9                     Acquired hemolytic anemia, unspecified

Acquired hemolytic anemia NOS

Chronic idiopathic hemolytic anemia

284                              Aplastic anemia and other bone marrow failure syndromes

284.0                     Constitutional aplastic anemia

284.01   Constitutional red blood cell aplasia

Aplasia, (pure) red cell:

congenital

of infants

primary

Blackfan-Diamond syndrome

Familial hypoplastic anemia

284.09   Other constitutional aplastic anemia

Fanconi’s anemia

Pancytopenia with malformations

284.1                     Pancytopenia

Excludes:                                              pancytopenia (due to) (with):

aplastic anemia NOS (284.9)

bone marrow infiltration (284.2)

constitutional red blood cell aplasia (284.01)

drug induced (284.89)

hairy cell leukemia (202.4)

human immunodeficiency virus disease (042)

leukoerythroblastic anemia (284.2)

malformations (284.09)

myelodysplastic syndromes (238.72-238.75)

myeloproliferative disease (238.79)

other constitutional aplastic anemia (284.09)

284.2                     Myelophthisis

Leukoerythroblastic anemia

Myelophthisic anemia

Code first the underlying disorder, such as:

malignant neoplasm of breast (174.0-174.9, 175.0-175.9)

tuberculosis (015.0-015.9)

Excludes:                                              idiopathic myelofibrosis (238.76)

myelofibrosis NOS (289.83)

myelofibrosis with myeloid metaplasia (238.76)

primary myelofibrosis (238.76)

secondary myelofibrosis (289.83)

284.8                     Other specified aplastic anemias

284.81   Red cell aplasia (acquired) (adult) (with thymoma)

Red cell aplasia NOS

284.89   Other specified aplastic anemias

Aplastic anemia (due to):

chronic systemic disease

drugs

infection

radiation

toxic (paralytic)

Use additional E code to identify cause

284.9                     Aplastic anemia, unspecified

Anemia:

aplastic (idiopathic) NOS

aregenerative

hypoplastic NOS

nonregenerative

Medullary hypoplasia

Excludes:                                              refractory anemia (238.72)

285                              Other and unspecified anemias

285.0                     Sideroblastic anemia

Anemia:

hypochromic with iron loading

sideroachrestic

sideroblastic:

acquired

congenital

hereditary

primary

secondary (drug-induced) (due to disease)

sex-linked hypochromic

vitamin B6-responsive

Pyridoxine-responsive (hypochromic) anemia

Excludes:                                              refractory sideroblastic anemia (238.72)

Use additional E code to identify cause, if drug-induced

285.1                     Acute posthemorrhagic anemia

Anemia due to acute blood loss

Excludes:                                              anemia due to chronic blood loss (280.0)

blood loss anemia NOS (280.0)

285.2                     Anemia of chronic disease

Anemia in (due to) (with) chronic illness

285.21   Anemia in chronic kidney disease

Anemia in end-stage renal disease

Erythropoietin-resistant anemia (EPO resistant anemia)

285.22   Anemia in neoplastic disease

Excludes:          anemia due to antineoplastic chemotherapy (285.3)

285.29   Anemia of other chronic disease

Anemia in other chronic illness

285.3                     Antineoplastic chemotherapy induced anemia

Anemia due to antineoplastic chemotherapy

Excludes:          anemia due to drug NEC - code to type of anemia

anemia in neoplastic disease (285.22)

aplastic anemia due to antineoplastic chemotherapy (284.89)

285.8                     Other specified anemias

Anemia:

dyserythropoietic (congenital)

dyshematopoietic (congenital)

von Jaksch’s

Infantile pseudoleukemia

285.9                     Anemia, unspecified

Anemia:

NOS

essential

normocytic, not due to blood loss

profound

progressive

secondary

Oligocythemia

Excludes:                                              anemia (due to):

blood loss:

acute (285.1)

chronic or unspecified (280.0)

iron deficiency (280.0-280.9)

286                              Coagulation defects

286.0                     Congenital factor VIII disorder

Antihemophilic globulin [AHG] deficiency

Factor VIII (functional) deficiency

Hemophilia:

NOS

A

classical

familial

hereditary

Subhemophilia

Excludes:                                              factor VIII deficiency with vascular defect (286.4)

286.1                     Congenital factor IX disorder

Christmas disease

Deficiency:

factor IX (functional)

plasma thromboplastin component [PTC]

Hemophilia B

286.2                     Congenital factor XI deficiency

Hemophilia C

Plasma thromboplastin antecedent [PTA] deficiency

Rosenthal’s disease

286.3                     Congenital deficiency of other clotting factors

Congenital afibrinogenemia

Deficiency:

AC globulin

factor:

I [fibrinogen]

II [prothrombin]

V [labile]

VII [stable]

X [Stuart-Prower]

XII [Hageman]

XIII [fibrin stabilizing]

Laki-Lorand factor

proaccelerin

Disease:

Owren’s

Stuart-Prower

Dysfibrinogenemia (congenital)

Dysprothrombinemia (constitutional)

Hypoproconvertinemia

Hypoprothrombinemia (hereditary)

Parahemophilia

286.4                     von Willebrand’s disease

Angiohemophilia (A) (B)

Constitutional thrombopathy

Factor VIII deficiency with vascular defect

Pseudohemophilia type B

Vascular hemophilia

von Willebrand’s (-Jürgens’) disease

Excludes:                                              factor VIII deficiency:

NOS (286.0)

with functional defect (286.0)

hereditary capillary fragility (287.8)

286.5                     Hemorrhagic disorder due to intrinsic circulating anticoagulants

Antithrombinemia

Antithromboplastinemia

Antithromboplastino-genemia

Hyperheparinemia

Increase in:

anti-VIIIa

anti-IXa

anti-Xa

anti-XIa

antithrombin

Secondary hemophilia

Systemic lupus erythematosus [SLE] inhibitor

286.6                     Defibrination syndrome

Afibrinogenemia, acquired

Consumption coagulopathy

Diffuse or disseminated intravascular coagulation [DIC syndrome]

Fibrinolytic hemorrhage, acquired

Hemorrhagic fibrinogenolysis

Pathologic fibrinolysis

Purpura:

fibrinolytic

fulminans

Excludes:                                              that complicating:

abortion (634-638 with ..1, 639.1)

pregnancy or the puerperium (641.3, 666.3)

disseminated intravascular coagulation in newborn (776.2)

286.7                     Acquired coagulation factor deficiency

Deficiency of coagulation factor due to:

liver disease

vitamin K deficiency

Hypoprothrombinemia, acquired

Excludes:                                              vitamin K deficiency of newborn (776.0)

Use additional E-code to identify cause, if drug-induced

286.9                     Other and unspecified coagulation defects

Defective coagulation NOS

Deficiency, coagulation factor NOS

Delay, coagulation

Disorder:

coagulation

hemostasis

Excludes:                                              abnormal coagulation profile (790.92)

hemorrhagic disease of newborn (776.0)

that complicating:

abortion (634-638 with ..1, 639.1)

pregnancy or the puerperium (641.3, 666.3)

287                              Purpura and other hemorrhagic conditions

Excludes:                                              hemorrhagic thrombocythemia (238.79)

purpura fulminans (286.6)

287.0                     Allergic purpura

Peliosis rheumatica

Purpura:

anaphylactoid

autoimmune

Henoch’s

nonthrombocytopenic:

hemorrhagic

idiopathic

rheumatica

Schönlein-Henoch

vascular

Vasculitis, allergic

Excludes:                                              hemorrhagic purpura (287.39)

purpura annularis telangiectodes (709.1)

287.1                     Qualitative platelet defects

Thrombasthenia (hemorrhagic) (hereditary)

Thrombocytasthenia

Thrombocytopathy (dystrophic)

Thrombopathy (Bernard-Soulier)

Excludes:                                              von Willebrand’s disease (286.4)

287.2                     Other nonthrombocytopenic purpuras

Purpura:

NOS

senile

simplex

287.3                     Primary thrombocytopenia

Excludes:                                              thrombotic thrombocytopenic purpura (446.6)

transient thrombocytopenia of newborn (776.1)

287.30   Primary thrombocytopenia unspecified

Megakaryocytic hypoplasia

287.31   Immune thrombocytopenic purpura

Idiopathic thrombocytopenic purpura

Tidal platelet dysgenesis

287.32   Evans’ syndrome

287.33   Congenital and hereditary thrombocytopenic purpura

Congenital and hereditary thrombocytopenia

Thrombocytopenia with absent radii (TAR) syndrome

Excludes:                                              Wiskott-Aldrich syndrome (279.12)

287.39   Other primary thrombocytopenia

287.4                     Secondary thrombocytopenia

Posttransfusion purpura

Thrombocytopenia (due to):

dilutional

drugs

extracorporeal circulation of blood

massive blood transfusion

platelet alloimmunization

Use additional E code to identify cause

Excludes:                                              heparin-induced thrombocytopenia (HIT) (289.84)

transient thrombocytopenia of newborn (776.1)

287.5                     Thrombocytopenia, unspecified

287.8                     Other specified hemorrhagic conditions

Capillary fragility (hereditary)

Vascular pseudohemophilia

287.9                     Unspecified hemorrhagic conditions

Hemorrhagic diathesis (familial)

288                              Diseases of white blood cells

Excludes:                                              leukemia (204.0-208.9)

288.0                     Neutropenia

Decreased Absolute Neutrophil Count (ANC)

Use additional code for any associated:

fever (780.61)

mucositis (478.11, 528.00-528.09, 538, 616.81)

Excludes:                                              neutropenic splenomegaly (289.53)

transitory neonatal neutropenia (776.7)

288.00   Neutropenia, unspecified

288.01   Congenital neutropenia

Congenital agranulocytosis

Infantile genetic agranulocytosis

Kostmann’s syndrome

288.02   Cyclic neutropenia

Cyclic hematopoiesis

Periodic neutropenia

288.03   Drug induced neutropenia

Use additional E code to identify drug

288.04   Neutropenia due to infection

288.09   Other neutropenia

Agranulocytosis

Neutropenia:

immune

toxic

288.1                     Functional disorders of polymorphonuclear neutrophils

Chronic (childhood) granulomatous disease

Congenital dysphagocytosis

Job’s syndrome

Lipochrome histiocytosis (familial)

Progressive septic granulomatosis

288.2                     Genetic anomalies of leukocytes

Anomaly (granulation) (granulocyte) or syndrome:

Alder’s (-Reilly)

Chédiak-Steinbrinck (-Higashi)

Jordan’s

May-Hegglin

Pelger-Huet

Hereditary:

hypersegmentation

hyposegmentation

leukomelanopathy

288.3                     Eosinophilia

Eosinophilia

allergic

hereditary

idiopathic

secondary

Eosinophilic leukocytosis

Excludes:                                              Löffler’s syndrome (518.3)

pulmonary eosinophilia (518.3)

288.4                     Hemophagocytic syndromes

Familial hemophagocytic lymphohistiocytosis

Familial hemophagocytic reticulosis

Hemophagocytic syndrome, infection-associated

Histiocytic syndromes

Macrophage activation syndrome

288.5                     Decreased white blood cell count

Excludes:                                              neutropenia (288.01-288.09)

288.50   Leukocytopenia, unspecified

Decreased leukocytes, unspecified

Decreased white blood cell count, unspecified

Leukopenia NOS

288.51   Lymphocytopenia

Decreased lymphocytes

288.59   Other decreased white blood cell count

Basophilic leukopenia

Eosinophilic leukopenia

Monocytopenia

Plasmacytopenia

288.6                     Elevated white blood cell count

Excludes:          eosinophilia (288.3)

288.60   Leukocytosis, unspecified

Elevated leukocytes, unspecified

Elevated white blood cell count, unspecified

288.61   Lymphocytosis (symptomatic)

Elevated lymphocytes

288.62   Leukemoid reaction

Basophilic leukemoid reaction

Lymphocytic leukemoid reaction

Monocytic leukemoid reaction

Myelocytic leukemoid reaction

Neutrophilic leukemoid reaction

288.63   Monocytosis (symptomatic)

Excludes:          infectious mononucleosis (075)

288.64   Plasmacytosis

288.65   Basophilia

288.66   Bandemia

Bandemia without diagnosis of specific infection

Excludes:          confirmed infection - code to infection

leukemia  (204.00-208.9)

288.69   Other elevated white blood cell count

288.8                     Other specified disease of white blood cells

Excludes:                                              decreased white blood cell counts (288.50-288.59)

elevated white blood cell counts (288.60-288.69)

immunity disorders (279.0-279.9)

288.9                     Unspecified disease of white blood cells

289                              Other diseases of blood and blood-forming organs

289.0                     Polycythemia, secondary

High-oxygen-affinity hemoglobin

Polycythemia:

acquired

benign

due to:

fall in plasma volume

high altitude

emotional

erythropoietin

hypoxemic

nephrogenous

relative

spurious

stress

Excludes:                                              polycythemia:

neonatal (776.4)

primary (238.4)

vera (238.4)

289.1                     Chronic lymphadenitis

Chronic:

adenitis any lymph node, except mesenteric

lymphadenitis any lymph node, except mesenteric

Excludes:                                              acute lymphadenitis (683)

mesenteric (289.2)

enlarged glands NOS (785.6)

289.2                     Nonspecific mesenteric lymphadenitis

Mesenteric lymphadenitis (acute) (chronic)

289.3                     Lymphadenitis, unspecified, except mesenteric

289.4                     Hypersplenism

“Big spleen” syndrome

Dyssplenism

Hypersplenia

Excludes:                                              primary splenic neutropenia (289.53)

289.5                     Other diseases of spleen

289.50   Disease of spleen, unspecified

289.51   Chronic congestive splenomegaly

289.52   Splenic sequestration

Code first sickle-cell disease in crisis (282.42, 282.62, 282.64, 282.69)

289.53   Neutropenic splenomegaly

289.59   Other

Lien migrans

Perisplenitis

Splenic:

abscess

atrophy

cyst

fibrosis

infarction

rupture, nontraumatic

Splenitis

Wandering spleen

Excludes:                                              bilharzial splenic fibrosis (120.0-120.9)

hepatolienal fibrosis (571.5)

splenomegaly NOS (789.2)

289.6                     Familial polycythemia

Familial:

benign polycythemia

erythrocytosis

289.7                     Methemoglobinemia

Congenital NADH [DPNH]-methemoglobin-reductase deficiency

Hemoglobin M [Hb-M] disease

Methemoglobinemia:

NOS

acquired (with sulfhemoglobinemia)

hereditary

toxic

Stokvis’ disease

Sulfhemoglobinemia

Use additional E code to identify cause

289.8                     Other specified diseases of blood and blood-forming organs

289.81   Primary hypercoagulable state

Activated protein C resistance

Antithrombin III deficiency

Factor V Leiden mutation

Lupus anticoagulant

Protein C deficiency

Protein S deficiency

Prothrombin gene mutation

289.82   Secondary hypercoagulable state

Excludes:                                              heparin-induced thrombocytopenia (HIT) (289.84)

289.83   Myelofibrosis

Myelofibrosis NOS

Secondary myelofibrosis

Code first the underlying disorder, such as:

malignant neoplasm of breast (174.0-174.9, 175.0-175.9)

Use additional code for associated therapy-related myelodysplastic syndrome, if applicable (238.72, 238.73)

Use additional external cause code if due to anti-neoplastic chemotherapy (E933.1)

Excludes:          idiopathic myelofibrosis (238.76)

leukoerythroblastic anemia (284.2)

myelofibrosis with myeloid metaplasia (238.76)

myelophthisic anemia (284.2)

myelophthisis (284.2)

primary myelofibrosis (238.76)

289.84   Heparin-induced thrombocytopenia (HIT)

289.89   Other specified diseases of blood and blood-forming organs

Hypergammaglobulinemia

Pseudocholinesterase deficiency

289.9                     Unspecified diseases of blood and blood-forming organs

Blood dyscrasia NOS

Erythroid hyperplasia

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Schedule 1.43

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2

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3

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4

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5

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Schedule 1.48

Initial Licensed Back-Up Compounds

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